SEMI-ANNUAL
REPORT
June 30, 2001

                                                                [PHOTO]
                                                        ------------------------
                                                                [PHOTO]
                                                        ------------------------
                                                                [PHOTO]


                                SALOMON BROTHERS
                                ----------------
                                ASSET MANAGEMENT

                                                         - ASIA GROWTH FUND

                                                         - INTERNATIONAL EQUITY
                                                           FUND

                                                         - SMALL CAP GROWTH FUND

 SALOMON BROTHERS                                        - CAPITAL FUND

                                                         - LARGE CAP GROWTH FUND

                                                         - INVESTORS VALUE FUND

                                                         - BALANCED FUND

For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

Salomon Brothers offers...
Quality Service
Scope of Choice
An Information Advantage

We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.

     BRIDGING WALL STREET OPPORTUNITIES
-------------------------------------------------------------------------------
     TO YOUR FINANCIAL FUTURE

RICH TRADITION
-----------------------------

Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

GLOBAL RESOURCES
--------------------------------

We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

INVESTMENT EXPERTISE
-----------------------------------

Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

PERFORMANCE
---------------------------

We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

INFORMATION ADVANTAGE
---------------------------------------

We offer a global information advantage to investors and their advisors -- providing the benefits of a world of rapid knowledge acquisition.

                               Table of Contents


A MESSAGE FROM THE CHAIRMAN...............................................   2

SALOMON BROTHERS INVESTMENT SERIES

  ASIA GROWTH FUND........................................................   4

  INTERNATIONAL EQUITY FUND...............................................   8

  SMALL CAP GROWTH FUND...................................................  10

  CAPITAL FUND............................................................  13

  LARGE CAP GROWTH FUND...................................................  17

  INVESTORS VALUE FUND....................................................  20

  BALANCED FUND...........................................................  24

SCHEDULES OF INVESTMENTS..................................................  27

STATEMENTS OF ASSETS AND LIABILITIES......................................  50

STATEMENTS OF OPERATIONS..................................................  52

STATEMENTS OF CHANGES IN NET ASSETS.......................................  54

NOTES TO FINANCIAL STATEMENTS.............................................  58

FINANCIAL HIGHLIGHTS......................................................  70

DIRECTORS AND OFFICERS OF SALOMON BROTHERS INVESTMENT SERIES.............. IBC

[PHOTO]

Heath B. McLendon
Chairman and President

Salomon Brothers Investment Series
A Message From the Chairman

DEAR SHAREHOLDER:
We are pleased to provide the semi-annual report for the Salomon Brothers Investment Series -- Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, Large Cap Growth Fund, Investors Value Fund and Balanced Fund, ("Fund(s)") for the period ended June 30, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategies. We hope you find this report to be useful and informative.

Below is a chart showing each Fund's Class A share return for the six months ended June 30, 2001, without sales charges.

THE PERFORMANCE OF THE FUNDS
Class A Shares Total Return for the Six Months Ended June 30, 2001:

                                                 WITHOUT
                                             SALES CHARGES/1/
                                             ---------------
                   Asia Growth Fund               (4.83)%
                   International Equity Fund     (10.00)
                   Small Cap Growth Fund          (2.11)
                   Capital Fund                    4.97
                   Large Cap Growth Fund          (9.39)
                   Investors Value Fund           (0.78)
                   Balanced Fund                   1.56

EQUITY MARKET COMMENTARY
The start of 2001 was difficult for the U.S. stock market, which experienced its worst first-quarter performance in 40 years. In the midst of continued deterioration in corporate earnings and other signs of a slowing U.S. economy, the Standard & Poor's 500 Index ("S&P 500")/2/ fell 6.69%. The U.S. Federal Reserve Board ("Fed") responded by aggressively lowering short-term interest rates, cutting the federal funds rate ("fed funds rate")/3/ six times during the first half of the year, for a total decrease of 2.75%.

--------
1 The total return figures assume reinvestment of all dividends and do not reflect the deduction of sales charges for each Fund's Class A shares. Total return figures would have been lower if sales charges had been deducted. The data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of Salomon Brothers Investment Series and is not authorized for use unless preceded or accompanied by a current prospectus. Other share classes are available. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. To obtain a copy of the prospectus, please call your Financial Advisor directly or call 1-800-725-6666. Please read it carefully before you invest or send money.
2 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

In response to the Fed's rate cuts, bonds across the yield curve/4/ experienced a rally that extended through June 2001. Typically, as interest rates fall, the prices of existing bonds increase. Total returns for bonds across the board were positive, with the exception of the high-yield sector, which suffered from an increase in default rates.

Equity markets initially responded well to the Fed's interest rate cuts. After a brief rally, however, a wave of deteriorating economic data, negative earnings pre-announcements and fears of a Japanese financial crisis overwhelmed investor confidence. At the time of this report, stock markets lay battered and well below even end-of-2000 levels, and measures of consumer and business confidence had eroded.

It is our view that the U.S. economy is following the script of a classic boom-bust cycle, which is characterized by the excess capacity and inventory-building that often occurs after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure for the ailing stock markets: Time and patience may be required to absorb or shut down excess capacity, and to work down or write off excess inventory.

On behalf of everyone at Salomon Brothers Asset Management Inc, we would like to thank you for your continued confidence in the Funds. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman and President

July 12, 2001


--------
4 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities or the same maturities but different quality.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Asia Growth Fund ("Fund") seeks long-term capital appreciation. The Fund invests primarily in equity and equity-related securities of "Asian companies." The Fund considers Asian companies to include companies that are organized under the laws of any country in the Asian region other than Japan, Australia and New Zealand. We first consider macroeconomic factors in an effort to identify an optimal allocation of assets among sectors and countries. We then employ a combination of quantitative and traditional fundamental analysis to identify individual companies within these industries, which exhibit strong returns on equity, positive cash flows and favorable price-earnings ratios.


 THE FUND MANAGERS


 The Fund is managed by an investment team based out of the Hong Kong office of Salomon Brothers Asset Management Asia Pacific, Ltd.

SALOMON BROTHERS
Asia Growth Fund

PERFORMANCE UPDATE
The Fund's Class A shares, without sales charges, returned negative 4.83% for the period. In comparison, the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index ("MSCI Asia Ex-Japan Index")/1/ generated negative 7.07% for the same period. Relative to the MSCI Asia Ex-Japan Index, the Fund outperformed the benchmark by 224 basis points/2/. Please note, past performance is not indicative of future results.

MARKET REVIEW
Equity markets in the Asia-Pacific region remained volatile during the first half of 2001, reflecting the global economic slowdown. In addition to a weaker external environment, domestic demand in many Asian countries declined as well. Despite the U.S. Federal Reserve Board's ("Fed") aggressive rate cuts, Asian equity markets generated mixed returns as consensus expectations for economic growth were revised downward across the region.

Following a weak finish to 2000, many Asian markets -- most notably Korea and Taiwan -- performed well in January 2001, responding to a liquidity-driven rally resulting from the Fed's two 50 basis point rate cuts in that month. The MSCI Asia Ex-Japan Index was up 12.9% in January alone.

The rest of the period, however, generated mostly negative returns. Investor confidence was negatively impacted by concerns regarding the precarious outlook of the U.S. economy, as well as several high-profile earnings disappointments in the U.S. technology sector and further uncertainty over the outlook for corporate earnings across Asia. Many Asian corporations continued to issue profit warnings on the back of weaker external demand, especially in technology and other export-related sectors.

Several positive developments in the region helped to offset some of these negative events, including a few sizable mergers and acquisitions in the banking sectors of Singapore and Korea. Additionally, China continued to buck the region's negative trend, with relatively strong domestic equity market returns supported by robust domestic demand.

PORTFOLIO HIGHLIGHTS
Our stock selection process combines traditional fundamental analysis and broad-based quantitative techniques within a risk management framework. We begin with a systematic screening process that seeks to identify undervalued companies on a pan-regional basis. Companies are screened by market capitalization, quality of management, and earnings and dividend histories over a full business cycle, as well as by our analysis of their respective competitive positions within their industries. Our rigorous fundamental research includes input from annual meetings with the management of more than 100 companies. Each investment candidate is tested by its price-to-earnings ratio

--------
1 The MSCI Asia Ex-Japan Index is a broad-based unmanaged index of Asian stocks, not including Japan-based companies. Please note that an investor cannot invest directly in an index.
2  A basis point is 0.01% or one one-hundredth of a percent.

("P/E") yield and price-to-cash flow ratio./3/ Our quantitative analysis identifies overbought/oversold signals, and scores each company according to its earnings/price momentum. The Fund is constantly monitored with a strict quantitative overlay.

The Fund's outperformance during the first half of 2001 resulted from its asset allocation as well as its stock selection. Throughout the period, we kept the Fund overweighted in Korea and China, relative to the MSCI Asia Ex-Japan Index. Based on our proprietary research, Korea appears to be among the cheapest markets in the region. Despite its heavy exposure to the technology sector, Korea performed well during the period, due largely to continuous efforts to restructure and de-leverage corporations, as well as stronger domestic demand, especially in the retail sector.

China also performed well during the period, exhibiting the strongest growth among Asian countries. The country's outperformance, which contributed to the Fund's performance during the period, resulted from domestic developments. Growth in China's domestic consumption remained strong, accounting for more than 50% of its Gross Domestic Product ("GDP")/4/ during the period.

Our decision to position the Fund to be significantly underweighted in Malaysia also added to performance. Thailand, Indonesia and the Philippines represent less than 5% of the MSCI Asia Ex-Japan Index. We did not maintain weightings in these countries throughout the period as political uncertainties remained problematic and the risk/reward profile was still too high, in our opinion.

Stock selection also contributed to the Fund's performance. For example, we sold Li & Fung Ltd., a position that we have held since 1999, locking in a more than 160% profit. Since Li & Fung derives most of its revenues from U.S.-based clients, we believed the economic slowdown in the U.S. would negatively impact the company.

Throughout the period, the Fund's overweighted position in the banking sector benefited from aggressive interest rate cuts and a few successful mergers and acquisitions. The Fund's positions in this sector include Shinhan Bank in Korea, HKCB Holdings in Hong Kong, Overseas Union Bank in Singapore and State Bank of India GDRs. Each of these investments significantly outperformed in its respective market.

Two specific stocks in China that the Fund owns are worth highlighting:
Travelsky Technology Ltd. (TST) and Nanjing Panda (NP). TST is an information technology provider for China's air travel and tourism market. It reportedly processes 97% of China's domestic passenger traffic and 70% of foreign airline traffic to and from China. All airlines and travel agents in China are reportedly required to use its information technology services. In our opinion, TST maintains a virtual monopoly with high barriers to entry.

--------
3 The P/E ratio is the price of a stock divided by its earnings per share. The yield is the return on investor's capital investment. The price-to-cash flow ratio is the price of a stock divided by cash flow per share.
4 GDP is the market value of the goods and services produced by labor and property in a given country. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

We believe that its revenue is closely tied to the high growth traffic volume within China's aviation industry.

NP is an electronics and telecommunications equipment maker. We believe that NP's strong growth will continue to be fueled by its two joint ventures with Ericsson. It was recently reported that NP was awarded a $200 million CDMA (Code Division Multiple Access, a telecommunications technology) contract for network equipment from Unicom.

MARKET OUTLOOK
We believe the Fed's 25 basis point rate cut in the last week of June 2001 represented a notable departure from its five preceding 50 basis point cuts and could possibly signal the tail end of the easing cycle. Given this, we will look to trim back the Fund's overweighted position in regional banks, with the exception of potential merger and acquisition candidates.

We expect equity markets in Asia to remain volatile in the short term, driven primarily by uncertainty in the U.S., European and Japanese markets. In our opinion, this is likely to remain the case until signs of improvement in corporate earnings and in the economic environment materialize. From a global perspective, we believe Asia Pacific markets generally appear attractive as valuations have significantly fallen and better medium-term growth prospects exist in the region than in many others. In our view, the prospect of a recovery in U.S. economic growth, combined with the lagging impact of easier monetary policy, should underpin a recovery in growth across the Asian region in 2002.

Given our expectation of a recovery in the U.S. economy in 2002, we expect to overweight the Fund in North Asian markets including Hong Kong, China, Korea and to a lesser extent, Taiwan. We remain neutral in Singapore and India, and may be underweighted in all Southeast Asian markets.

 Portfolio Highlights#
 Composition of portfolio as of
 June 30, 2001

                       [CHART]

                       Common Stock                  98%
                       Equity-Linked Securities       2%



 Breakdown By Country#

 Hong Kong    23.4%
--------------------
 South Korea  20.1%
--------------------
 Taiwan       19.3%
--------------------
 China        16.6%
--------------------
 Singapore     9.7%
--------------------
 India         9.0%
--------------------
 Malaysia      1.9%
--------------------

Portfolio holdings may vary.
 ASIA GROWTH FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)

       Class A Shares           Without Sales Charges With Sales Charges*
       -------------------------------------------------------------------
       Since Inception (5/6/96)        (3.22)%              (4.33)%
       5 year                          (2.83)%              (3.96)%
       3 year                          12.35%               10.14%
       1 year                         (30.61)%             (34.60)%
       -------------------------------------------------------------------

       Class B Shares
       -------------------------------------------------------------------
       Since Inception (5/6/96)        (3.91)%              (4.09)%
       5 year                          (3.51)%              (3.89)%
       3 year                          11.56%               10.75%
       1 year                         (31.01)%             (34.46)%
       -------------------------------------------------------------------

       Class 2 Shares
       -------------------------------------------------------------------
       Since Inception (5/6/96)        (3.88)%              (4.07)%
       5 year                          (3.49)%              (3.69)%
       3 year                          11.56%               11.16%
       1 year                         (30.95)%             (32.30)%
       -------------------------------------------------------------------

       Class O Shares
       -------------------------------------------------------------------
       Since Inception (5/6/96)        (2.94)%              (2.94)%
       5 year                          (2.53)%              (2.53)%
       3 year                          12.73%               12.73%
       1 year                         (30.20)%             (30.20)%
       -------------------------------------------------------------------
                        See page 26 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The International Equity Fund ("Fund") seeks long-term capital growth by investing in equity securities of non-U.S. issuers outside the U.S. We follow a disciplined investment process that emphasizes individual security selection. The Fund's investment focus is on companies that participate in growth industries and that are deemed to be able to deliver sustainable, above-average growth in earnings per share over a two- to three-year time horizon. Final security selection is a function of detailed industry and company-specific analysis and ongoing interviews with a particular company's senior management.

Under normal market conditions, although the Fund invests primarily in securities of issuers organized in at least three countries other than the U.S., the Fund may invest up to 15% of its assets in the securities of issuers located in the U.S. Our primary focus is on sustainable growth/1/ companies that show strong earnings growth visibility. However, we tend to seek out those companies that are not selling at what we feel is an excessive premium to the market.

 THE FUND MANAGERS


 Henry B.W. de Vismes, Managing Director and Senior Portfolio Manager of the Fund, is responsible for the day-to-day Fund management. Mr. de Vismes has 31 years of experience managing global assets for individuals and institutions. William Cory Bunting, CFA, Senior Portfolio Manager assists in the day-to-day management of the Fund and is generally responsible for the management of global and international equity portfolios.

SALOMON BROTHERS
International Equity Fund

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS
Class A shares of the Fund, without sales charges, returned negative 10.00% for the period, outperforming the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"),/2/ which returned negative 14.87% during the same period. Please note, past performance is not indicative of future results.

During the period, share prices of international information technology, software and telecommunications companies seesawed wildly as earnings reports met, exceeded or disappointed the investment community during the period. This volatility presented us with an opportunity to buy what we deemed to be fundamentally sound companies with strong management teams and "best in class" products and services. We were willing to suffer some short-term underperformance in order to purchase these companies at what we deemed to be attractive prices. Elsewhere in the Fund, we eliminated companies that had deteriorating earnings outlooks.

MARKET OUTLOOK
Outside of the U.S., we believe that international markets are establishing a trading range until such time as investors believe that the worst is over. Historically, equity markets bottom six months before earnings trough. As we believe that earnings will bottom in the third quarter of the year, the lowest point should, therefore, have been recorded in March.

In the past, a slowdown in economic growth has led to market participants favoring sustainable earnings growth companies and have been willing to pay a premium multiple for this consistency. Given that our portfolio is invested in such types of growth companies which are selling on price earnings ratio discounts to their respective markets, we believe our portfolio is well positioned to take advantage of that switch in market sentiment from value to growth and from a valuation discount to a premium.


--------
1 Growth stocks are share of companies believed to exhibit the potential for faster-than-everage growth within their industries.
2 The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2001

 [CHART]

 Common Stock                94%
 Short-Term Investments       6%

 Breakdown By Country#

                              United Kingdom 29.9%
                              ---------------------
                              Japan          18.4%
                              ---------------------
                              Ireland         8.2%
                              ---------------------
                              Netherlands     8.1%
                              ---------------------
                              Canada          6.9%
                              ---------------------
                              Italy           6.4%
                              ---------------------
                              Israel          4.9%
                              ---------------------
                              Spain           4.4%
                              ---------------------
                              France          2.4%
                              ---------------------
                              Hong Kong       2.4%
                              ---------------------
                              Finland         2.0%
                              ---------------------

Portfolio holdings may vary.

 INTERNATIONAL EQUITY FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)

      Class A Shares             Without Sales Charges With Sales Charges*
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (8.32)%             (11.49)%
      1 year                           (23.81)%             (28.18)%
      ---------------------------------------------------------------------

      Class B Shares
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (9.02)%             (11.20)%
      1 year                           (24.38)%             (28.16)%
      ---------------------------------------------------------------------

      Class 2 Shares
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (9.08)%              (9.62)%
      1 year                           (24.40)%             (25.88)%
      ---------------------------------------------------------------------

      Class O Shares
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (8.13)%              (8.13)%
      1 year                           (23.61)%             (23.61)%
      ---------------------------------------------------------------------
                        See page 26 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Small Cap Growth Fund ("Fund") seeks long-term growth of capital. The Fund invests primarily in equity securities of companies with market capitalizations that, at the time of purchase, are similar to those of the companies included in the Russell 2000 Growth Index./1/ The Russell 2000 Growth Index includes companies with market capitalizations below the top 1,000 of stocks of the equity market.

We employ bottom-up/2/ fundamental research to identify high quality, small capitalization growth/3/ companies that, in our view, are poised to deliver sustainable revenue and earnings growth. The Fund targets overall earnings growth at least equal to that of the Russell 2000 Growth Index. We focus on companies with strong or significantly improving financials: rising revenues, margins and/or returns on equity, strong balance sheets and the ability to internally fund their growth plans through operating cash flow. As growth investors, we are willing to "pay up" for the right fundamentals, but generally we try to buy stocks selling at P/E ratios/4/ that are at or below their earnings growth rates. We will sell on any material deterioration in fundamentals, or in cases where stock appreciation causes an extreme overvaluation.
 THE FUND MANAGERS


 The Fund is managed by an experienced team of managers led by Matthew P.
 Ziehl.

SALOMON BROTHERS
Small Cap Growth Fund

PERFORMANCE UPDATE
During the period, the Fund's Class A shares, without sales charges, returned negative 2.11%, underperforming the benchmark Russell 2000 Growth Index return of 0.16% but exceeding the Lipper Inc. ("Lipper") Small Cap Growth Fund Average,/5/ which was negative 4.56% for the same period. Please note, past performance is not indicative of future results.

MARKET OVERVIEW
During the period, small-capitalization stocks (as measured by the Russell 2000 Index/6/) returned 6.94%, significantly outpacing large-capitalization stocks (as measured by the Standard & Poor's 500 Index ("S&P 500")/7/, which returned negative 6.69%. The roller-coaster small-capitalization stock market was characterized by a sharp recovery in April after a very weak first quarter.

Though small-capitalization growth stocks recovered in the second quarter, the weakening U.S. economy severely impacted sales and earnings for many growth companies, especially in the technology sector. However, as the U.S. Federal Reserve Board ("Fed") repeatedly cut the federal funds target rate in an effort to revive the slowing economy, investors began to look past current economic and earnings weakness in cautious anticipation of improving fundamentals sometime in late 2001 or early 2002. Within the benchmark Russell 2000 Growth Index, the consumer cyclicals, staples and financial sectors posted the strongest returns during the period, while technology and energy stocks lagged. Energy stocks had been strong performers during the first several months of 2001, but experienced a reversal in June as sharply rising natural gas and oil inventories began to reverse a supply shortage that had driven up energy prices (and energy stock prices) in early 2001.

PORTFOLIO HIGHLIGHTS
During the period the Fund benefited from underweightings in the technology and healthcare sectors relative to the Russell 2000 Growth Index, but experienced negative stock selection (specific Fund holdings underperformed the benchmark) in the technology, healthcare and consumer cyclical sectors. Selection was positive in energy and basic industry.

Although we increased the Fund's holdings within the technology and healthcare sectors during the second quarter, the Fund remained significantly underweight in those sectors relative to the Russell 2000 Growth Index. We

--------
1 The Russell 2000 Growth Index is a capitalization weighted index composed of the Russell 2000 Index with higher price-to-book ratios and higher than forecasted growth values relative to the Russell 2000 as a whole. Please note that an investor cannot invest directly in an index.
2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
3 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
4 The P/E ratio is the price of a stock divided by its earnings per share. The yield is the return on investor's capital investment. the price-to-cash flow ratio is the price of a stock divided by cash flow per share.
5 Lipper small cap growth fund average return is calculated among 330 funds in the small cap growth fund category, as defined by Lipper Inc., and is based on the past 6 months through 6/30/01. Returns include the reinvestment of dividends and capital gains and exclude sales charges. Past performance is not indicative of future results.
6 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
7 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

have generally avoided buying biotechnology and genomics companies in recent quarters because we felt most were overvalued. However, we did add to biotechnology in March and April after valuations improved. We also took profits in several energy holdings later in the quarter, reducing this sector from an overweight to an underweight position, as we saw a sharply rising trend in product inventory levels (especially true for natural gas inventories) that sent a bearish signal for energy stock prices.

MARKET OUTLOOK
We are still awaiting improved revenue and earnings visibility before making a large additional commitment to individual technology stocks. Nonetheless, we have been gradually adding to positions in the semiconductor capital equipment and software sectors when we believe a company either presents a compelling valuation or has relatively good sales and earnings visibility.

At a more general level, we do not expect significant improvement in the U.S. economy until 2002 but remain confident that the Fund is well positioned to generate strong relative performance relative to other small cap growth funds in a soft economy. We continue to emphasize broad diversification and fundamentally high-quality companies, which has helped to dampen the Fund's volatility as well as contribute to long-term outperformance relative to the Russell 2000 Growth Index and our small cap growth fund peers. We are pleased to note that Morningstar rated the Fund 5 stars for the Small Cap Growth Fund category as of June 30, 2001./7/



--------
7 Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through June 30, 2001. Ratings are load-adjusted, updated monthly and subject to change. Morningstar, Inc. ratings are calculated from the Fund's 3-, 5-, and 10-year average annual returns (if applicable) in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns. Class A, B & 0 received 5, 5 and 5 stars for the 3 years, respectively; other share classes may vary. The Fund was rated among 340 Small Growth funds over 3 years. The highest Morningstar rating is 5 stars; the lowest is 1 star. The top 10% of the funds in a category receive 5 stars, the next 22.5% receive 4 stars, the next 25% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Different classes within a Fund share a common portfolio of securities.

 Portfolio Highlights#

 Composition of portfolio as of
 June 30, 2001

[CHART]
Common Stock            89%
Short-Term Investment   5%
Convertible Securities  1%
Russell 2000 Futures**  5%

 Top Holdings

 OM Group, Inc.

-------------------------------
 Province Healthcare Co.

-------------------------------
 Dobson Communications Corp.,
 Class A Shares

-------------------------------
 Commerce Bancorp, Inc.

-------------------------------
 Medarex, Inc.

-------------------------------
 PolyOne Corp.

-------------------------------
 SEACOR SMIT Inc.

-------------------------------
 Insight Enterprises, Inc.

-------------------------------
 Ligand Pharmaceuticals Inc.,
 Class B Shares

-------------------------------
 Wendy's International, Inc.

-------------------------------
Portfolio holdings may vary.

 SMALL CAP GROWTH FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)



       Class A Shares           Without Sales Charges With Sales Charges*

       -------------------------------------------------------------------
       Since Inception (7/1/98)        26.83%               24.35%
       1 year                          (7.32)%             (12.66)%

       -------------------------------------------------------------------

       Class B Shares

       -------------------------------------------------------------------
       Since Inception (7/1/98)        25.82%               25.19%
       1 year                          (8.08)%             (11.84)%

       -------------------------------------------------------------------

       Class 2 Shares

       -------------------------------------------------------------------
       Since Inception (7/1/98)        25.88%               25.46%
       1 year                          (8.08)%              (9.73)%

       -------------------------------------------------------------------

       Class O Shares

       -------------------------------------------------------------------
       Since Inception (7/1/98)        27.11%               27.11%
       1 year                          (7.14)%              (7.14)%

       -------------------------------------------------------------------
                        See page 26 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Capital Fund ("Fund") seeks capital appreciation through investments primarily in securities which we believe have above-average capital appreciation potential. The Fund seeks to achieve its investment objective through investments primarily in equity securities of U.S. companies. These companies may range in size from established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies (i.e., less than $1 billion in market capitalization) at the beginning of their life cycles. Please note that such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies, as well as new issues.

SALOMON BROTHERS
Capital Fund

PERFORMANCE UPDATE
The Fund's Class A shares, without sales charges, returned 4.97% for the period ended June 30, 2001. In comparison, the Russell 3000 Index/1/ and the Standard & Poor's 500 Index ("S&P 500")/2/ returned negative 6.11% and negative 6.69%, respectively, for the same period. Past performance is not indicative of future results.

INVESTMENT STRATEGY
The Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in large-, small- and mid-size companies. Our strategy can also be characterized as a "style neutral" or "blend" portfolio in that we purchase both growth and value stocks./3/ In fact, one of our primary goals is to find out of favor value stocks that we think may blossom into growth stocks. These can sometimes include some of our best performers because we buy them when they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential.

Because the Fund owns some stocks from most categories, it has the opportunity to own some promising securities under most market conditions and our strategy can result in a unique, diversified portfolio of stocks. We think that these are two key advantages to our investment strategy./4/

Another aspect of our core investment style is a "bottom-up"/5/ stock picking strategy. We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals, the consistency of the financial numbers to determine their quality (for instance, are receivables growing much faster than sales?, a sign that current sales may

--------
1 The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
2 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry. Value investing consists of identifying securities of companies that are believed to be undervalued in the market.
4 Of course, investors can also lose money in the sub-account if our judgement about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.
5 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


 THE FUND MANAGERS



 [PHOTO]    Ross S. Margolies,
            Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 20 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.



 [PHOTO OF RoRboebretrtM.M. Donahue, Jr.,
 Donahue, Jr.M]anaging Director and Co-Portfolio Manager at Salomon Brothers
            Asset Management Inc,
 has 8 years of investment industry experience. Mr. Donahue assists in the day-to-day management of the Fund.

overstate the long-term trend) and is used as a framework for valuation and risk assessment. These and other factors are what drive our stock selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest.

As portfolio managers, we have a role in addition to stock picking; we need to put all the individual security selections into a portfolio that meets a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, in the Fund, our best ideas generally get very high weightings, as much as 5% of the portfolio on occasion. This strategy, known as high position concentration, can generate above-market return potential if executed properly. (Of course, past performance is not indicative of future results.)

At the same time, we always factor in excess risk. A good idea that has a very high-risk profile tends to get lower weighting, such as 1% of the portfolio, in order to diversify risk and dampen portfolio volatility. And while no guarantees can be made, this way we can take individual risks on behalf of our shareholders without creating an overly risky portfolio.
MARKET OVERVIEW
The stock market showed evidence of a split personality during the first half of 2001. January and April had strong rallies -- driven by aggressive interest-rate cutting by the U.S. Federal Reserve Board ("Fed") -- which tried to recapture the go-go spirit of 1999 and early 2000. These bursts of enthusiasm were short-lived, however, and the market finished the half substantially lower than where it started. The S&P 500 fell 6.69%, and the Nasdaq Composite Index/6/ lost 12.53%. Despite the Fed's efforts, a weakening U.S. economy continued to hurt corporate profits, particularly for technology and other growth-oriented companies. The stock market continued to exhibit a value bias, in place since March 2000, as evidenced by strong performances from basic industrial and consumer cyclical stocks. But more importantly, market psychology continued to place more importance on company fundamentals than exciting sector themes or momentum-chasing portfolio strategies. Aside from brief trading rebounds in January and April, investors continued to shun dot-coms and other highly speculative issues whose prices could not be justified via traditional fundamental analysis. The "lost art" of fundamental investing seems to have been rediscovered in 2000, and conti nues to be practiced thus far in 2001.

PORTFOLIO HIGHLIGHTS
The Fund's strong outperformance, relative to the benchmark Russell 3000 Index, was driven primarily by stock selection across most sectors, especially technology, healthcare, consumer staples and basic industry. Similar to most of last year, 2001 has been a stockpicker's market; in which choosing the right company based on its fundamentals has made money even in the weak market sectors such as technology and consumer staples. Tech stocks Advanced Micro Devices and Nvidia were meaningful contributors (both were no longer held as of June 30, 2001), as were Hormel Foods Corp. (2.4% of net assets at June 30) and Pathmark Stores, Inc. (0.9%) in the consumer staples group. As usual, key individual stock contributors to performance came from a variety of industries, the result of our diversified approach of searching for good ideas in varied industries. Other examples were retailers Federated Department Stores, Inc. and
--------
6 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

Staples, Inc. (2.1% and 1.9%, respectively at June 30), basic industrials PolyOne Corp. and AK Steel Holding Corp. (1.5% and 1.3%, respectively), and Medarex, Inc. (a biopharmaceutical company, 0.9% of assets).

MARKET OUTLOOK
Going forward, we are not expecting significant improvement in the U.S. economy until 2002. We continue to believe the market will remain in a broad trading range until enough time passes to absorb the excesses that the Internet bubble caused for our economy. While both fiscal and monetary policy are currently simulative, corporate earnings are deteriorating and costs are being cut (remember that each company's cost savings cuts into its suppliers' revenues). The negative company fundamentals are being offset by the positive developing macroeconomic environment leading the market to make little progress in either direction.

At this time we are still underweighted in technology due to weak current fundamentals, but have begun to add selectively to positions on price dips to begin accumulating core positions. As an alternative to technology stocks, we continue to overweight telecommunications services (and have recently added to positions). This sector led the technology spending boom of the past few years, and should be the fastest growing buyer of technology despite recent turmoil in the group. Therefore, we believe that technology companies will not experience sustainable improvement in their fundamentals -- or stock prices -- until their key telecom customers do. In addition, we expect telecom service companies to capture the benefit of lower-cost technology purchases. Within the telecom service area we are hoping to increase our weightings in distressed debt securities. These bonds, generally trading at a fraction of their issue price with yields well north of 20% per year, offer an attractive risk/return profile. We also believe that recent efforts of issuers to repurchase these bonds and take advantage of their low prices is the beginning of a sustainable trend and will produce significant appreciation in the remaining bonds. We have also started to add back to the energy stocks that we sold earlier in the year. The long-term fundamentals for many of the companies in this sector remain positive despite a negative near term outlook.

Our overall portfolio strategy remains unchanged even though our sector weightings shift each year. While we will hold concentrated positions (such as Safeway, AT&T and Washington Mutual, which are 3.8%, 3.2% and 3.3% of assets, respectively), they tend to be in a variety of industries. We continue to emphasize "idea diversification", which has helped to dampen performance volatility as well as contribute to long-term outperformance versus benchmark and peers. Whether our style is in favor, such as during the last 5 quarters, or out of favor such as in 1999, you should expect the Fund to continue to apply its investment strategy consistently in the future. It is our philosophy that growth in recurring sales, cash flow and earnings drives stock prices up over time. Our approach is to invest in those companies that have these characteristics, and believe that when we are successful at finding these companies the Fund can generate attractive long-term performance regardless of the investment flavor of the moment. Furthermore, our success in a variety of market environments that alternatively have favored large or small, growth or value "styles" validates our broad-market approach. We do not constrain ourselves into a particular style "box", as is the fashion among the mutual fund community these days. By covering all the bases, we have not suffered greatly when a particular style moves in or out of favor. Instead, our bottom-up fundamental approach allows us to find profitable opportunities wherever they may be -- large or small, growth or value.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2001

----------------------------
 [CHART]

 Common Stock             86%
 Convertible Securities    2%
 Short-Term Investments   11%
 Corporate Bonds           1%

 Top Stock Holdings

 Safeway Inc.
------------------------------------
 HCA Inc.
------------------------------------
 Washington Mutual, Inc.
------------------------------------
 AT&T Corp.
------------------------------------
 Costco Wholesale Corp.
------------------------------------
 Novartis AG ADR
------------------------------------
 Hormel Foods Corp.
------------------------------------
 Verizon Communications Inc.
------------------------------------
 FleetBoston Financial Corp.
------------------------------------
 Federated Department Stores, Inc.
------------------------------------
Portfolio holdings may vary.
 CAPITAL FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (11/1/96)        22.64%               21.10%
      3 year                           18.16%               15.85%
      1 year                            6.41%                0.30%
      --------------------------------------------------------------------

      Class B Shares
      --------------------------------------------------------------------
      Since Inception (11/1/96)        21.73%               21.52%
      3 year                           17.21%               16.48%
      1 year                            5.56%                0.89%
      --------------------------------------------------------------------

      Class 2 Shares
      --------------------------------------------------------------------
      Since Inception (11/1/96)        21.72%               21.46%
      3 year                           17.18%               16.80%
      1 year                            5.60%                3.60%
      --------------------------------------------------------------------

      Class O Shares
      --------------------------------------------------------------------
      10 year                          18.80%               18.80%
      5 year                           23.00%               23.00%
      3 year                           18.42%               18.42%
      1 year                            6.73%                6.73%
      --------------------------------------------------------------------

      Class Y Shares
      --------------------------------------------------------------------
      Since Inception (1/31/01)        (2.04)%              (2.04)%
      --------------------------------------------------------------------
                        See page 26 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Large Cap Growth Fund ("Fund") seeks long-term growth of capital by investing primarily in the equity securities of U.S. large cap issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the U.S. equity markets.

The Fund's equity securities consist primarily of common stocks. The Fund may also invest in preferred stocks, warrants and securities convertible into common stocks./1/ The Fund may also invest up to 15% of its assets in securities of foreign issuers.

Our investment process seeks to identify quality growth/2/ companies. The criteria we use for evaluating historical performance and ascertaining future prospects are: earnings per share growth, consistency in earnings per share growth, sales growth, return on shareholder equity and strength of balance sheet.

 THE FUND MANAGERS

 Brian O'Toole, Managing Director and Head of U.S. Growth Equities has 15 years of investment industry experience, and is responsible for the management of large cap growth equities for institutional, government and mutual fund accounts.

 Brian Routledge, CFA and Director, has over 13 years of investment industry experience. He is a Senior Portfolio Manager within the Large Cap Growth Team at Citigroup Asset Management.

SALOMON BROTHERS
Large Cap Growth Fund

PERFORMANCE UPDATE
The Fund's Class A shares, without sales charges returned negative 9.39% for the six months ended June 30, 2001. In comparison, the Standard & Poor's 500 Index ("S&P 500")/3 / returned negative 6.69% for the same period. Past performance is not indicative of future results.

MARKET REVIEW
During the first quarter of 2001, the S&P 500 fell 11.85%, registering the worst quarterly performance in ten years. This was the fourth consecutive quarterly decline for the index. Value stocks maintained their lead over growth stocks, as the S&P Barra Value Index lost 6.5% in the first quarter, while the S&P Barra Growth Index dropped 17.4%/4/. In addition, both the Russell 2000 Index/5/ and the Dow Jones Industrial Average ("DJIA")/6/ outperformed the S&P 500, turning in losses of 6.5% and 8.0%, respectively. Investors sold technology shares on concerns of increasingly negative earnings forecasts, causing the Nasdaq Composite Index ("Nasdaq")/7/ to plummet 25.5%. Companies with leveraged balance sheets and high earnings variability were up nearly 2.8%, while the highest quality stocks lost 5.7%. Continued concerns over an economic slowdown and lack of earnings visibility weighed heavily on stocks.

Subsequently, in April 2001, the S&P 500 rebounded strongly, finishing up 7.8%. Growth stocks reversed course, finishing ahead of value/8/ stocks across all size segments of the market. Investors flocked to beaten up technology stocks, pushing the Nasdaq up approximately 15%. In addition, every sector experienced gains led by technology and capital goods. However, in terms of relative performance, only technology, capital goods, basic materials and energy outperformed the S&P 500. The lowest quality companies, based on S&P common stock ratings, outperformed the highest quality companies by 7.8%.

In May 2001, the S&P 500 inched up 0.67%, but was still in negative territory year-to-date, down 4.37%. Year-to-date value gained a modest 0.86% while growth lost 9.8%. The Nasdaq was flat, returning 0.27%, and the Russell 2000 Index gained 2.46%. The lowest quality companies continued to outperform the highest quality companies.
--------
1 Warrants are securities that are usually issued together with a bond or preferred stock. They entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at a time of issuance for a period of a year or to perpetuity. Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date.
2 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
3 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
4 The S&P Barra Value Index is a capitalization-weighted index composed of stocks of the S&P 500 with higher book-to-price ratios relative to the S&P 500 as a whole. The S&P Barra Growth Index is a capitalization-weighted index composed of stocks of the S&P 500 with lower book-to-price ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.
5 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
6 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks. Figures for the DJIA include reinvestment of dividends.
7 The Nasdaq is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
8 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

In June the S&P 500 declined 2.43%. In addition, market breadth narrowed with only three sectors outperforming the S&P 500. Utilities and energy turned in the worst one-month relative sector performance. Yet, technology was the only sector that experienced a gain. Year to date the S&P 500 is down 6.69%.

PORTFOLIO HIGHLIGHTS
During the period, we sought investments for the Fund that are either relatively insulated from changes in the economy or that would stand to benefit from the environment of declining interest rates. Consequently, we focused on the energy, healthcare and financial services sectors. During the period, large cap stocks and high quality growth stocks underperformed the market on a relative basis. As a consequence, our investments in the financial services (American International Group and American Express Co.) and healthcare sectors (primarily pharmaceuticals) that had produced the most consistent earnings growth were out of favor, as investors gravitated toward lower-quality, more speculative stocks. The Fund benefited, however, from good stock selection in the capital goods sector (e.g., General Electric Co.), as well as from select holdings in technology (e.g., Microsoft Corp. and IBM Corp.).

MARKET OUTLOOK
In 2001, we expect both inflation and corporate earnings growth to fall noticeably from 1999-2000 levels. We also see continued below-trend economic growth, although not a recession. Over-investment in both the consumer and business sectors, which developed during a period of very strong growth, is in the process of correcting. Looking ahead, while the accelerating pace of corporate restructuring, rationalization and cost cutting is likely to be painful in the near term, it should help assure the continued healthy expansion of the U.S. economy in the future. We expect the troubles in telecommunications and basic industries will take more time to work through, however.

Historically, times of slowing economic growth have led investors to favor growth stocks with consistent earnings. While we do not attempt to forecast market cycles, when the market once again begins to place a premium on growth companies relative to value companies, we believe the Fund will be well positioned to take advantage of that change.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2001

[CHART]

Common Stock   100%

 Top Holdings

                       General Electric Co.
                      -------------------------------------
                       Microsoft Corp.
                      -------------------------------------
                       Pfizer Inc.
                      -------------------------------------
                       American International Group, Inc.
                      -------------------------------------
                       AOL Time Warner Inc.
                      -------------------------------------
                       Johnson & Johnson
                      -------------------------------------
                       Intel Corp.
                      -------------------------------------
                       Exxon Mobil Corp.
                      -------------------------------------
                       Merck & Co., Inc.
                      -------------------------------------
                       Wal-Mart Stores, Inc.
                      -------------------------------------
Portfolio holdings may vary.
 LARGE CAP GROWTH FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)

      Class A Shares             Without Sales Charges With Sales Charges*
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (9.15)%              (12.29)%
      1 year                           (21.17)%              (25.72)%
      ---------------------------------------------------------------------

      Class B Shares
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (9.78)%              (11.94)%
      1 year                           (21.66)%              (25.58)%
      ---------------------------------------------------------------------

      Class 2 Shares
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (9.78)%              (10.32)%
      1 year                           (21.74)%              (23.30)%
      ---------------------------------------------------------------------

      Class O Shares
      ---------------------------------------------------------------------
      Since Inception (10/26/99)        (8.91)%               (8.91)%
      1 year                           (20.95)%              (20.95)%
      ---------------------------------------------------------------------
                        See page 26 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Investors Value Fund ("Fund") seeks long term growth of capital. Current income is a secondary objective. The Fund seeks to invest primarily in large capitalization common stocks representing established companies with good growth potential at reasonable prices.

We use a bottom-up/1/ approach with respect to stock selection. In particular, we look for high quality companies with good management, attractive valuations and potential catalysts for stock price appreciation. We support our extensive fundamental analysis with proprietary quantitative risk management tools. Our stock selection process relies on our internal team of analysts for recommendations. We have more than a dozen analysts who focus on specific sectors of the market. When an analyst recommends a stock, the team then carefully reviews the company's operating characteristics, financial stability, management quality and valuation. Based on the strength of the fundamentals, a decision is then made whether to invest in a particular stock.


SALOMON BROTHERS
Investors Value Fund

PERFORMANCE UPDATE
The Fund's Class A shares, without sales charges, returned negative 0.78%, for the six months ended June 30, 2001. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ returned negative 6.69% for the same period. Past performance is not indicative of future results.

MARKET REVIEW
The first half of 2001 was characterized by aggressive interest rate cuts by the U.S. Federal Reserve Board ("Fed") and continued deterioration in corporate earnings. After a strong start in January in response to two Fed interest rate cuts, the equity markets began a decline that lasted throughout the first quarter. In February, the reality of weak corporate profits began to set in. By this time, the slowdown in the technology sector had moved beyond PCs, semiconductors and wireless, and began to affect companies that had claimed immunity to the deteriorating environment. Weakness in technology and telecommunications stocks spread to other sectors as the quarter progressed. A third interest rate cut by the Fed in mid-March failed to excite the equity markets.

After first quarter 2001 earnings pre-announcements ended in early April, the market experienced a strong rally, which lasted through mid-May. Two more interest rate cuts by the Fed helped buoy this rally. By June, however, negative second quarter earnings pre-announcements dragged the equity markets down once again. The technology and communications sectors, in particular, suffered during this pre-announcement period.

PORTFOLIO HIGHLIGHTS
The Fund performed well in the first six months of 2001, outpacing both its Lipper Inc. ("Lipper")/3 /large cap value peer group and the S&P 500. A number of technology stocks that we added at the end of 2000 at depressed valuation levels helped the Fund's performance during the period. We continued

--------
1 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
2 The S&P 500 is a market capitalization weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 Lipper is an independent mutual fund-tracking organization. The Fund's calculation of the Lipper peer group average includes the reinvestment of all capital gains and dividends without the effects of sales charges. Returns are based on a 6 month period as of June 30, 2001; calculated among 315 funds in the Large Cap Value Fund category. Past performance is not indicative of future results.


 The Fund Managers


 [PHOTO]    John B. Cunningham,
            Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc,
 has 12 years of financial industry experience.



 [PHOTO]    Mark McAllister,
            Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 14 years of invest-
 ment industry experience. Mr. McAllister has been co-portfolio manager of the Fund since April 2000.

to take advantage of weakness in selected technology stocks throughout the first half of this year by focusing on stocks that offered valuation support, particularly on a price-to-sales basis. Examples include Sun Microsystems, Inc. and Motorola, Inc. Although we recognize that near-term fundamentals remain difficult, we believe these stocks will reward the Fund's investors over the longer term. Of course, there can be no guarantee that our expectations will, in fact, materialize.

We also increased the Fund's communications weighting relative to the S&P 500 during the period. We initiated a position in AT&T Corp., elevating it to our second-largest holding by the end of June 2001. We believe AT&T is attractive on a sum-of-the-parts basis. We were particularly interested in the company's cable operations. At the time of our purchase, it was reported that the operating margins of AT&T's cable operations were significantly lower than its peers. We believe that there is substantial opportunity for the company to grow these margins./4/

In terms of specific contributors during the first six months of 2001, the technology sector provided some of our best and worst performers. On the brighter side, Computer Associates International, Inc., IBM Corp., Dell Computer Corp. and National Semiconductor Corp. were all among the top five of the Fund's contributors. At the other end of the spectrum, Tellabs, Inc., Solectron Corp. and ADC Telecommunications Inc. were among the largest detractors from performance. Tellabs, in particular, significantly hurt the Fund's performance.

Other top-ten contributors during the period came from a variety of sectors, and included: Federated Department Stores, Inc., Bank of America Corp., Alcoa Inc., Household International, Inc., Canadian National Railway Co. and Ralston Purina Co. Some of the other stocks that held back performance included Kimberly-Clark Corp., Honeywell International Inc., American Express Co., Merck & Co., Inc. and Safeway Inc.

MARKET OUTLOOK
The recent volume and the magnitude of negative earnings pre-announcements are a reminder that business conditions remain challenging for most U.S. companies. Fortunately, the Fed is in a position to continue to reduce interest rates; inflation remains low, and energy and electricity costs have abated for the time being. In our view, the substantial interest rate cuts the Fed has made year-to-date should begin to have a positive impact on the economy over the next several months. Typically, interest rate cuts take a number of months to begin working their way through the economy. In addition, taxpayers will shortly receive a tax rebate, which, in our opinion, should also aid the economy by boosting consumer spending. Nevertheless, we are watching consumer spending and consumer confidence indicators carefully. Thus far reported, the consumer has remained fairly resilient to the weakening economy. Any meaningful decline in consumer spending, however, could postpone the economic recovery that we are expecting late this year.

--------
4 Subsequent to the end of the reporting period, Comcast Corp. made a bid for AT&T's cable operations.

As far as the Fund is concerned, we have added to defensive stocks where we see valuation support and little downside from current levels. At the same time, we have added modestly to some higher-beta/5/ stocks that should offer attractive returns as the market recovers. As of June 30, 2001, the Fund was overweighted in the communications and financial services sectors, and underweighted in healthcare, capital goods and consumer cyclicals sectors, in comparison to the S&P 500. Overall, we continue to maintain our value discipline as we focus on identifying favorable entry points for attractive long-term returns. We believe that these actions will position the Fund well during this volatile time.

--------
5 Beta is a measure of the sensitivity of a stock's rate of return against that of the market as a whole. A beta greater than 1.0 indicates a volatility level that exceeds that of the overall market.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2001

 [CHART]

 Common Stock             96%
 Short-Term Investments    4%


 Top Stock Holdings

                     Verizon Communications Inc.
                    ----------------------------------------
                     AT&T Corp.
                    ----------------------------------------
                     Washington Mutual, Inc.
                    ----------------------------------------
                     International Business Machines Corp.
                    ----------------------------------------
                     Household International, Inc.
                    ----------------------------------------
                     Compaq Computer Corp.
                    ----------------------------------------
                     The News Corp. Ltd. ADR
                    ----------------------------------------
                     FleetBoston Financial Corp.
                    ----------------------------------------
                     Motorola, Inc.
                    ----------------------------------------
                     Solectron Corp.
                    ----------------------------------------
Portfolio holdings may vary.

 INVESTORS VALUE FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)

 Class A Shares            Without Sales Charges With Sales Charges*
---------------------------------------------------------------------
 Since Inception (1/3/95)         19.97%               18.88%
 5 year                           16.43%               15.06%
 3 year                            9.32%                7.18%
 1 year                            4.54%               (1.48)%
---------------------------------------------------------------------

 Class B Shares
---------------------------------------------------------------------
 Since Inception (1/3/95)         19.06%               19.06%
 5 year                           15.55%               15.32%
 3 year                            8.46%                7.73%
 1 year                            3.71%               (0.85)%
---------------------------------------------------------------------

 Class 2 Shares
---------------------------------------------------------------------
 Since Inception (1/3/95)         19.09%               18.91%
 5 year                           15.58%               15.35%
 3 year                            8.52%                8.16%
 1 year                            3.80%                1.84%
---------------------------------------------------------------------

 Class O Shares
---------------------------------------------------------------------
 10 year                          16.71%               16.71%
 5 year                           16.72%               16.72%
 3 year                            9.57%                9.57%
 1 year                            4.84%                4.84%
---------------------------------------------------------------------
                        See page 26 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Balanced Fund ("Fund") seeks to obtain above average income (compared to a portfolio invested entirely in equity securities.) The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund varies its allocations between equity and fixed-income securities depending on our view of economic and market conditions, fiscal and monetary policy, and security values. However, under normal market conditions, at least 40% of the Fund's assets are allocated to equity securities.

Our investment philosophy can be characterized as growth at a reasonable price. Our selection process consists of a continuous review of a large number of companies that fit our criteria for strong fundamentals and above average growth prospects.

The Fund's equity investments have typically been in large capitalization stocks that pay higher dividends than the Standard & Poor's 500 Index ("S&P 500")/1/ average. With assets allocated to investment-grade, high yield and convertible securities, the bond portion of the Fund is distributed across a broader range of fixed income instruments than, in our opinion, most balanced funds. The Fund's strategic approach in the bond market tends to raise its income potential. The variety of its bond holdings also provides diversification benefits that we believe could help limit volatility. Diversification does not assure against market loss.

 THE FUND MANAGER

 [PHOTO OF GeGoerogregeJ.J. Williamson,
 Williamson]Director and Portfolio Manager at Salomon Brothers Asset Management
            Inc, has
 41 years of investment industry experience in the equity markets. Mr. Williamson is primarily responsible for day-to-day Fund management.

SALOMON BROTHERS
Balanced Fund

PERFORMANCE UPDATE
For the six months ended June 30, 2001, the Fund's Class A shares, without sales charges, returned 1.56%. In comparison, the S&P 500 returned negative 6.69% for the same time period. Past performance is not indicative of future results.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS
Throughout the period, the U.S. Federal Reserve Board's ("Fed") interest rate cuts, combined with difficulties in the equity markets, provided a steady boost to fixed-income securities, which helped the Fund's performance. Several stocks contributed to the Fund's performance, including: IBM Corp., Alcoa Inc., Verizon Communications Inc. and Bank of America Corp. Consumer cyclicals, basic industry and transportation were the Fund's best performing sectors, while healthcare, utilities and technology were its worst. We added to the Fund's positions in HCA Inc., Compaq Computer Corp., ConAgra Foods, Inc. and Pepsi Bottling Group Inc. We sold the Fund's positions in Reynolds & Reynolds Co., Sears, Roebuck and Co. and Federated Department Stores, Inc. and sold a substantial part of the Fund's position in Union Pacific Corp.

MARKET OUTLOOK
Looking forward, we expect the economy will continue to improve and interest rates will remain within a narrow band. Because inflation has remained in check, we believe that the Fed appears to be in a good position to further reduce interest rates if necessary. We expect the Fed will enact at least one more interest rate cut before the end of the year.

As a result of these factors, we believe the stock market will continue to work its way to higher levels in the months and quarters ahead. Specifically, we believe the healthcare, consumer brands and financial sectors will outperform in this present environment of lower interest rates and economic uncertainty. Of course, there can be no guarantees that our expectations will, in fact, come true.


--------
1The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

 Portfolio Highlights#

 Composition of portfolio as of
 June 30, 2001

[CHART]

Common Stock                               44%
Corporate Bonds                            14%
Convertible Securities                      8%
Asset-Backed Securities                     3%
U.S. Government Agencies and Obligations   14%
Short-Term Investments                     17%


 Top Stock Holdings

 Verizon Communications Inc.
----------------------------------------
 International Business Machines Corp.
----------------------------------------
 SBC Communications Inc.
----------------------------------------
 Exxon Mobil Corp.
----------------------------------------
 Arden Realty, Inc.
----------------------------------------
 Safeway Inc.
----------------------------------------
 American Home Products  Corp.
----------------------------------------
 Halliburton Co.
----------------------------------------
 The Chubb Corp.
----------------------------------------
 Ralston Purina Group
----------------------------------------
Portfolio holdings may vary.
 BALANCED FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (9/11/95)        10.74%                9.62%
      5 year                            9.74%                8.46%
      3 year                            4.20%                2.16%
      1 year                            4.24%               (1.75)%
      --------------------------------------------------------------------

      Class B Shares
      --------------------------------------------------------------------
      Since Inception (9/11/95)         9.90%                9.80%
      5 year                            8.93%                8.64%
      3 year                            3.43%                2.55%
      1 year                            3.43%               (1.50)%
      --------------------------------------------------------------------

      Class 2 Shares
      --------------------------------------------------------------------
      Since Inception (9/11/95)         9.91%                9.73%
      5 year                            8.90%                8.68%
      3 year                            3.39%                3.04%
      1 year                            3.42%                1.41%
      --------------------------------------------------------------------

      Class O Shares
      --------------------------------------------------------------------
      Since Inception (9/11/95)        11.09%               11.09%
      5 year                           10.07%               10.07%
      3 year                            4.41%                4.41%
      1 year                            4.44%                4.44%
      --------------------------------------------------------------------
                        See page 26 for all footnotes.

FOOTNOTES
 * Class A and 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges, respectively. Class B and 2 shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O and Y shares have no initial or contingent deferred sales charge.
** Russell 2000 Futures are used from time to time to gain market exposure thereby reducing the effective cash level of the Fund.
 #  As a % of total investments.

GENERAL PERFORMANCE AND RANKING NOTES
Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

          Schedules of Investments
          June 30, 2001 (unaudited)


Salomon Brothers Asia Growth Fund

--------------------------------------------------------------------------------

Shares                          Security                            Value

-----------------------------------------------------------------------------
COMMON STOCK -- 98.2%

China -- 16.6%
516,000 Beijing Datang Power Generation Co. Ltd., Class H Shares $   176,964
 85,000 China Mobile (Hong Kong) Ltd. (a).......................     448,980
320,000 China Resources Beijing Land Ltd........................      90,258
155,000 CNOOC Ltd. (a)..........................................     147,053
280,000 Denway Motors Ltd. (a)..................................     100,514
880,000 Global Bio-Chem Technology Group Co. Ltd. (a)...........     180,515
580,000 Nanjing Panda Electronic Co. Ltd. (a)...................     250,965
350,000 Travelsky Technology Ltd., Class H Shares (a)...........     354,492
454,000 Yanzhou Coal Mining Co. Ltd., Class H Shares............     209,540
                                                                 -----------
                                                                   1,959,281
                                                                 -----------

Hong Kong -- 23.4%
 28,000 Dah Sing Financial Group................................     144,669
216,409 Esprit Holdings Ltd.....................................     237,221
408,000 HKCB Bank Holding Co. Ltd...............................     190,926
174,000 Hong Kong Exchanges & Clearing Ltd......................     310,081
 17,200 HSBC Holdings PLC.......................................     203,426
 86,600 Hutchison Whampoa Ltd...................................     874,337
 39,000 Sun Hung Kai Properties Ltd.............................     351,255
 36,000 Swire Pacific Ltd., Class A Shares......................     186,464
132,000 The Wharf (Holdings) Ltd................................     275,850
                                                                 -----------
                                                                   2,774,229
                                                                 -----------

India -- 7.2%
  2,500 Infosys Technologies Ltd. ADR (a).......................     160,000
 20,000 Larsen & Toubro Ltd. GDR................................     205,000
 15,000 Ranbaxy Laboratories Ltd. GDR...........................     169,500
 11,412 Satyam Computer Services Ltd. ADR (a)...................      99,627
 20,000 State Bank of India GDR.................................     222,000
                                                                 -----------
                                                                     856,127
                                                                 -----------

Malaysia -- 1.9%
 98,000 Genting Berhad..........................................     225,658
                                                                 -----------

Singapore -- 9.7%
122,000 Capitaland Ltd. (a).....................................     167,398
641,000 Frontline Technology Corp. Ltd. (a).....................     128,411
115,000 Keppel Land Ltd.........................................     144,539
 21,000 Oversea-Chinese Banking Corp. Ltd.......................     137,157
 49,127 Overseas Union Bank Ltd.................................     254,803
 48,000 Venture Manufacturing (Singapore) Ltd...................     318,770
                                                                 -----------
                                                                   1,151,078
                                                                 -----------

South Korea -- 20.1%
 24,600 Kookmin Bank GDR........................................     334,560
 12,000 Korea Electric Power Corp...............................     223,299
  4,100 Korea Telecom Corp......................................     163,937
  8,800 Korea Telecom Corp. ADR.................................     193,424
  2,128 Pohang Iron & Steel Co., Ltd............................     170,175
  1,900 Samsung Electronics Co., Ltd............................     280,508
  2,000 Samsung Electronics Co., Ltd. GDR (a)...................     156,400


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Asia Growth Fund

--------------------------------------------------------------------------------

 Shares                           Security                             Value

---------------------------------------------------------------------------------

South Korea -- 20.1% (continued)
  45,900  Shinhan Bank............................................. $    471,175
   1,310  Shinsegae Co., Ltd.......................................       94,687
   2,000  SK Telecom Co., Ltd......................................      294,502
                                                                    ------------
                                                                       2,382,667
                                                                    ------------

Taiwan -- 19.3%
  20,800  Ambit Microsystems Corp..................................       86,994
 500,000  Bank Sinopac (a).........................................      230,902
 219,400  Chinatrust Commercial Bank (a)...........................      153,574
  81,600  Compeq Manufacturing Co., Ltd. (a).......................      161,162
  51,800  Hon Hai Precision Industry Co., Ltd......................      272,315
 204,100  Macronix International Co., Ltd. (a).....................      216,371
  95,126  President Chain Store Corp...............................      205,835
 174,856  Taiwan Semiconductor Manufacturing Co. Ltd. (a)..........      325,030
 200,000  United Microelectronics Corp. (a)........................      265,466
  32,000  VIA Technologies Inc. (a)................................      221,202
 167,300  Winbond Electronics Corp. (a)............................      140,429
                                                                    ------------
                                                                       2,279,280
                                                                    ------------
          TOTAL COMMON STOCK
          (Cost -- $11,998,245)....................................   11,628,320
                                                                    ------------
  Face
 Amount
--------
EQUITY-LINKED NOTES -- 1.8%

India -- 1.8%
$  4,000  Satyam Computer Services Ltd., Series B, due 3/31/02 (b).      144,934
  18,000  Satyam Computer Services Ltd., Series C, due 11/15/02 (c)       65,220
                                                                    ------------
          TOTAL EQUITY-LINKED NOTES
          (Cost -- $244,038).......................................      210,154
                                                                    ------------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $12,242,283*)...................................  $11,838,474
                                                                    ============

--------
(a)Non-income producing security.
(b)The current principal amount of these notes is eqivalent to 40,000 shares of Satyam Computer. Redemption proceeds will be determined at date of redemption based on change in the value of the shares of Satyam Computer. Interest on the notes is equal to the amount of dividends paid on the underlying shares of Satyam Computer.
(c)The current principal amount of these notes is eqivalent to 18,000 shares of Satyam Computer. Redemption proceeds will be determined at date of redemption based on change in the value of the shares of Satyam Computer. Interest on the notes is equal to the amount of dividends paid on the underlying shares of Satyam Computer.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
   ADR -- American Depository Receipt.
  GDR-- Global Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers International Equity Fund

--------------------------------------------------------------------------------

 Shares                       Security                         Value

------------------------------------------------------------------------
COMMON STOCK -- 94.0%

Canada -- 6.9%
  57,400 Bombardier Inc.................................... $   862,362
  80,500 CGI Group Inc., Class A Shares (a)................     465,290
                                                            -----------
                                                              1,327,652
                                                            -----------

Finland -- 2.0%
  12,800 Nokia Oyj, Sponsored ADR..........................     282,112
  11,700 Sonera Group......................................      91,227
                                                            -----------
                                                                373,339
                                                            -----------

France -- 2.4%
  16,600 Axa, Sponsored ADR................................     467,622
                                                            -----------

Hong Kong -- 2.4%
  26,000 Asia Satellite Telecommunications, Sponsored ADR..     466,700
                                                            -----------

Ireland -- 8.2%
  29,100 Allied Irish Banks PLC, Sponsored ADR.............     654,750
  15,000 Elan Corp. PLC, Sponsored ADR (a).................     915,000
                                                            -----------
                                                              1,569,750
                                                            -----------

Israel -- 4.9%
  15,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR     934,500
                                                            -----------

Italy -- 6.4%
  57,700 Luxottica Group S.p.A., Sponsored ADR.............     923,200
  60,400 Telecom Italia Mobile S.p.A.......................     309,363
                                                            -----------
                                                              1,232,563
                                                            -----------

Japan -- 18.4%
  10,000 Canon, Inc........................................     404,105
   2,800 Fast Retailing Co.................................     487,171
  16,000 Fujitsu Ltd.......................................     168,056
   5,600 Fujitsu Support and Services Inc..................     194,869
      52 KDDI Corp.........................................     242,656
      38 Nippon Telegraph & Telephone Corp.................     198,044
   3,400 Secom Co., Ltd., Unsponsored ADR..................     379,474
   5,400 Sony Corp.........................................     355,035
  15,000 Takeda Chemical Industries, Ltd...................     697,563
   4,000 TDK Corp..........................................     186,337
   6,000 Trend Micro Inc. (a)..............................     225,144
                                                            -----------
                                                              3,538,454
                                                            -----------

Netherlands -- 8.1%
  10,000 ASML Holding N.V., NY Registered Shares (a).......     222,500
  10,739 ING Groep N.V., Sponsored ADR.....................     707,378
  13,196 Koninklijke Ahold N.V., Sponsored ADR.............     415,014
   6,000 STMicroelectonics N.V., NY Shares.................     204,000
                                                            -----------
                                                              1,548,892
                                                            -----------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers International Equity Fund

--------------------------------------------------------------------------------

 Shares                           Security                            Value

--------------------------------------------------------------------------------

Spain -- 4.4%
   56,400 Banco Santander Central Hispano S.A..................... $    510,904
    8,895 Telefonica S.A., Sponsored ADR (a)......................      331,250
                                                                   ------------
                                                                        842,154
                                                                   ------------

United Kingdom -- 29.9%
  296,400 Ashtead Group PLC.......................................      439,781
  266,300 Avis Europe PLC.........................................      534,630
   45,500 Cobham PLC..............................................      750,292
  200,000 Invensys PLC............................................      378,319
   49,700 Johnson Matthey PLC.....................................      736,721
   51,025 Misys PLC...............................................      357,011
   58,900 Provident Financial PLC.................................      617,131
  198,800 Rentokil Initial PLC....................................      675,211
   43,600 Shire Pharmaceuticals Group PLC (a).....................      796,529
   20,000 Vodafone Group PLC, Sponsored ADR.......................      447,000
                                                                   ------------
                                                                      5,732,625
                                                                   ------------
          TOTAL COMMON STOCK
          (Cost -- $22,757,560)...................................   18,034,251
                                                                   ------------
SHORT-TERM INVESTMENTS -- 6.0%
1,155,762 J.P. Morgan Prime Money Market Fund (Cost -- $1,155,762)    1,155,762
                                                                   ------------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $23,913,322*)..................................  $19,190,013
                                                                   ============

--------
(a)Non income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:

   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Small Cap Growth Fund

--------------------------------------------------------------------------------

  Shares                          Security                             Value

---------------------------------------------------------------------------------
COMMON STOCK -- 89.5%

Basic Industries -- 8.7%
   400,000 AK Steel Holding Corp.................................. $   5,016,000
   195,000 OM Group, Inc..........................................    10,968,750
   674,000 PolyOne Corp...........................................     7,016,340
   335,000 Steel Dynamics, Inc. (a)...............................     4,187,500
                                                                   -------------
                                                                      27,188,590
                                                                   -------------

Capital Goods -- 1.5%
    63,000 L-3 Communications Holdings, Inc. (a)..................     4,806,900
                                                                   -------------

Communications -- 7.2%
   500,000 Dobson Communications Corp., Class A Shares (a)........     8,525,000
   250,000 Electric Lightwave, Inc., Class A Shares (a)...........       327,500
   200,000 Entravision Communications Corp., Class A Shares (a)...     2,460,000
 1,050,000 Genuity Inc. (a).......................................     3,276,000
   150,000 Pegasus Communications Corp. (a).......................     3,375,000
    60,000 Rogers Wireless Communications Inc., Class B Shares (a)     1,036,200
   400,000 UnitedGlobalCom, Inc., Class A Shares (a)..............     3,460,000
                                                                   -------------
                                                                      22,459,700
                                                                   -------------

Consumer Cyclicals -- 16.9%
    75,000 American Eagle Outfitters, Inc. (a)....................     2,643,000
    65,000 California Pizza Kitchen, Inc. (a).....................     1,511,250
   150,000 Charles River Associates Inc. (a)......................     2,625,000
    77,000 Circuit City Stores - Circuit City Group...............     1,386,000
   160,000 Cost Plus, Inc. (a)....................................     4,800,000
   149,000 Dal-Tile International Inc. (a)........................     2,763,950
    68,500 Darden Restaurants, Inc................................     1,911,150
   125,000 DeVry, Inc. (a)(b).....................................     4,515,000
   100,000 FactSet Research Systems Inc...........................     3,570,000
   210,000 Fossil, Inc. (a).......................................     4,357,500
   200,000 Hooper Holmes, Inc.....................................     2,050,000
   120,000 MAXIMUS, Inc. (a)......................................     4,810,800
    72,000 The Neiman Marcus Group, Inc., Class A Shares..........     2,232,000
   200,000 On Assignment, Inc. (a)................................     3,600,000
    25,000 Optimal Robotics Corp. (a).............................       950,000
    50,000 Resources Connection, Inc. (a).........................     1,292,000
    45,000 SCP Pool Corp. (a).....................................     1,549,800
   245,000 Wendy's International, Inc.............................     6,257,300
                                                                   -------------
                                                                      52,824,750
                                                                   -------------

Consumer Non-Cyclicals -- 4.4%
   100,000 Coca Cola Bottling Co. Consolidated (b)................     3,935,000
   100,000 Cox Radio, Inc., Class A Shares (a)....................     2,785,000
    33,500 The Pepsi Bottling Group, Inc..........................     1,343,350
   210,000 PRIMEDIA Inc. (a)......................................     1,425,900
   250,000 Sinclair Broadcast Group, Inc., Class A Shares (a).....     2,575,000
    50,000 Young Broadcasting Inc., Class A Shares (a)............     1,679,000
                                                                   -------------
                                                                      13,743,250
                                                                   -------------


                      See Notes to Financial Statements.

Schedule of Investments
(unaudited) (continued)


Salomon Brothers Small Cap Growth Fund

--------------------------------------------------------------------------------

  Shares                      Security                         Value

-------------------------------------------------------------------------

Energy -- 5.1%
   125,000 Paradigm Geophysical Ltd. (a).................. $     781,250
   225,000 Pogo Producing Co..............................     5,400,000
   125,000 Rowan Cos., Inc. (a)...........................     2,762,500
   150,000 SEACOR SMIT Inc. (a)...........................     7,011,000
                                                           -------------
                                                              15,954,750
                                                           -------------

Financial Services -- 9.5%
   190,000 Banknorth Group, Inc...........................     4,303,500
   110,000 City National Corp.............................     4,871,900
   120,000 Commerce Bancorp, Inc..........................     8,412,000
    55,000 Legg Mason, Inc................................     2,736,800
   112,500 Mercantile Bankshares Corp.....................     4,402,125
    75,000 Odyssey Re Holdings Corp. (a)..................     1,355,250
    14,100 Waddell & Reed Financial, Inc., Class A Shares.       447,675
    80,000 Westamerica Bancorp............................     3,140,000
                                                           -------------
                                                              29,669,250
                                                           -------------

Healthcare -- 16.9%
   194,400 3 Dimensional Pharmaceuticals, Inc. (a)........     1,868,184
     7,500 Accredo Health, Inc. (a).......................       278,925
    35,000 ICN Pharmaceuticals, Inc.......................     1,110,200
    80,000 Invitrogen Corp. (a)...........................     5,744,000
   557,200 Ligand Pharmaceuticals Inc., Class B Shares (a)     6,296,360
   318,000 Medarex, Inc. (a)..............................     7,473,000
    60,000 The Medicines Co. (a)..........................     1,229,400
    26,000 Millipore Corp.................................     1,611,480
    50,000 Molecular Devices Corp. (a)....................     1,002,500
    96,300 ORATEC Interventions, Inc. (a).................       892,701
   187,500 Pharmacopeia, Inc. (a).........................     4,500,000
   255,000 PRAECIS Pharmaceuticals Inc. (a)...............     4,192,200
   293,600 Province Healthcare Co. (a)....................    10,361,144
    96,500 QLT Inc. (a)...................................     1,889,470
    34,700 Specialty Laboratories, Inc. (a)...............     1,313,395
    37,400 Techne Corp. (a)...............................     1,215,500
   216,000 The TriZetto Group, Inc. (a)...................     1,998,000
                                                           -------------
                                                              52,976,459
                                                           -------------

Real Estate Investment Trust -- 1.9%
    55,000 Alexandria Real Estate Equities, Inc...........     2,189,000
    60,000 Cousins Properties, Inc........................     1,611,000
    73,500 PS Business Parks, Inc., Class A Shares........     2,058,000
                                                           -------------
                                                               5,858,000
                                                           -------------

Technology -- 17.4%
   655,000 3Com Corp. (a).................................     3,111,250
    95,000 ADTRAN, Inc. (a)...............................     1,947,500
   150,000 Advanced Digital Information Corp. (a).........     2,595,000
   315,000 Aeroflex Inc. (a)..............................     3,307,500
    60,000 APW Ltd. (a)...................................       609,000
   115,500 Artesyn Technologies, Inc. (a).................     1,489,950
    20,000 AudioCodes Ltd. (a)............................       141,400
    50,000 Avocent Corp. (a)..............................     1,137,500


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Small Cap Growth Fund

--------------------------------------------------------------------------------

  Shares                                Security                                 Value

-------------------------------------------------------------------------------------------

Technology -- 17.4% (continued)
    200,000 Axcelis Technologies, Inc. (a).................................. $   2,960,000
    110,000 Celeritek, Inc. (a).............................................     1,644,500
    200,000 CommScope, Inc. (a).............................................     4,700,000
     25,000 DDi Corp. (a)...................................................       500,000
     50,000 Entegris Inc. (a)...............................................       572,500
     25,000 I-many, Inc. (a)................................................       337,500
    265,000 Insight Enterprises, Inc. (a)...................................     6,492,500
     42,600 IONA Technologies PLC (a).......................................     1,640,100
     50,000 Mattson Technology, Inc. (a)....................................       874,000
     95,862 MKS Instruments, Inc. (a).......................................     2,760,826
     47,300 Organic, Inc. (a)...............................................        20,339
     85,000 Polycom, Inc. (a)...............................................     1,962,650
    230,000 Quintus Corp. (a)...............................................        20,700
    125,000 Redback Networks Inc. (a).......................................     1,115,000
    117,100 Sawtek Inc. (a).................................................     2,755,363
    105,000 Semtech Corp. (a)...............................................     3,150,000
     95,500 TranSwitch Corp. (a)............................................     1,026,625
    120,000 Ulticom, Inc. (a)...............................................     4,056,000
    800,000 Viant Corp. (a).................................................     1,496,000
    179,000 Visual Networks, Inc. (a).......................................     1,566,250
     40,000 Wind River Systems, Inc. (a)....................................       698,400
                                                                             -------------
                                                                                54,688,353
                                                                             -------------
            TOTAL COMMON STOCK(Cost -- $279,035,722)........................   280,170,002
                                                                             -------------
RIGHTS -- 0.0%
     85,000 Bank United Corp., Contingent Rights (Cost -- $17,470) (a)......        28,050
                                                                             -------------

   Face
  Amount
  ------
CONVERTIBLE CORPORATE BONDS -- 0.7%

Healthcare -- 0.7%
$ 2,035,000 Aviron, 5.250% due 2/1/08 (Cost -- $1,612,682)..................     2,276,656
                                                                             -------------
            SUB-TOTAL INVESTMENTS(Cost -- $280,665,874).....................   282,474,708
                                                                             -------------
REPURCHASE AGREEMENT (b) -- 9.8%
 30,485,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity --
             $30,495,003; (Fully collateralized by U.S. Treasury Bonds,
             7.250% to 12.000% due 8/15/13 to 2/15/19; Market value --
             $31,094,700) (Cost -- $30,485,000).............................    30,485,000
                                                                             -------------
            TOTAL INVESTMENTS -- 100%(Cost -- $311,150,874*)................  $312,959,708
                                                                             =============

--------
(a)Non-income producing security.
(b)Securities with an aggregate market value of $35,170,625 are segregated as collateral for open futures contracts.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Capital Fund

--------------------------------------------------------------------------------

   Shares                          Security                            Value

-----------------------------------------------------------------------------------
COMMON STOCK -- 86.3%

Basic Industries -- 6.5%
   1,023,500 AK Steel Holding Corp............................... $     12,834,690
     275,000 Alcoa Inc...........................................       10,835,000
     400,000 International Paper Co..............................       14,280,000
     250,000 OM Group, Inc.......................................       14,062,500
   1,500,000 PolyOne Corp........................................       15,615,000
                                                                  ----------------
                                                                        67,627,190
                                                                  ----------------

Communications -- 12.2%
   1,500,000 AT&T Corp...........................................       33,000,000
     889,500 Dobson Communications Corp., Class A Shares (a).....       15,165,975
     600,000 General Motors Corp., Class H Shares (a)............       12,150,000
   3,000,000 Genuity Inc. (a)....................................        9,360,000
     800,000 NTL Inc. (a)........................................        9,640,000
     300,000 SBC Communications Inc..............................       12,018,000
   1,250,000 UnitedGlobalCom, Inc., Class A Shares (a)...........       10,812,500
     450,000 Verizon Communications Inc..........................       24,075,000
                                                                  ----------------
                                                                       126,221,475
                                                                  ----------------

Consumer Cyclicals -- 8.8%
     700,000 Costco Wholesale Corp. (a)..........................       28,756,000
     500,000 Federated Department Stores, Inc. (a)...............       21,250,000
     466,286 Fine Host Corp. (a)(b)..............................        3,730,288
      53,500 The Neiman Marcus Group, Inc., Class A Shares (a)...        1,658,500
   1,250,000 Staples, Inc. (a)...................................       19,987,500
     623,000 Wendy's International, Inc..........................       15,911,420
                                                                  ----------------
                                                                        91,293,708
                                                                  ----------------

Consumer Non-Cyclicals -- 18.0%
     600,000 AT&T Corp. - Liberty Media Corp., Class A Shares (a)       10,494,000
   1,000,000 ConAgra Foods, Inc..................................       19,810,000
     400,000 Fox Entertainment Group, Inc., Class A Shares (a)...       11,160,000
   1,000,000 Hormel Foods Corp...................................       24,340,000
     250,000 John B. Sanfilippo & Son, Inc. (a)..................        1,312,500
     550,000 The News Corp. Ltd. ADR.............................       17,820,000
     400,000 Pathmark Stores, Inc. (a)...........................        9,840,000
     500,000 The Pepsi Bottling Group, Inc.......................       20,050,000
     200,000 PepsiCo, Inc........................................        8,840,000
   1,000,000 PRIMEDIA Inc. (a)...................................        6,790,000
     125,000 The Quaker Oats Co..................................       11,406,250
     797,000 Safeway Inc. (a)....................................       38,256,000
     650,000 Sinclair Broadcast Group, Inc., Class A Shares (a)..        6,695,000
                                                                  ----------------
                                                                       186,813,750
                                                                  ----------------

Energy -- 4.7%
     326,000 3TEC Energy Corp. (a)...............................        5,216,000
     325,000 Diamond Offshore Drilling, Inc......................       10,741,250
     250,000 Paradigm Geophysical Ltd. (a).......................        1,562,500
     245,100 SEACOR SMIT Inc. (a)................................       11,455,974
     400,000 Suncor Energy, Inc..................................       10,280,000
     750,000 Tesoro Petroleum Corp. (a)..........................        9,450,000
                                                                  ----------------
                                                                        48,705,724
                                                                  ----------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Capital Fund

--------------------------------------------------------------------------------

   Shares                              Security                                Value

------------------------------------------------------------------------------------------

Financial Services -- 10.1%
     418,000 The Bank of New York Co., Inc............................... $    20,064,000
     615,000 Banknorth Group, Inc........................................      13,929,750
     600,000 FleetBoston Financial Corp..................................      23,670,000
     352,500 Mercantile Bankshares Corp..................................      13,793,325
     900,000 Washington Mutual, Inc......................................      33,795,000
                                                                          ---------------
                                                                              105,252,075
                                                                          ---------------

Healthcare -- 14.2%
     225,000 Abbott Laboratories.........................................      10,802,250
     200,000 Baxter International Inc....................................       9,800,000
     750,000 HCA Inc.....................................................      33,892,500
     750,000 Health Management Associates, Inc., Class A Shares (a)......      15,780,000
     800,000 Ligand Pharmaceuticals, Inc., Class B Shares (a)............       9,040,000
     400,000 Medarex, Inc. (a)...........................................       9,400,000
     700,000 Novartis AG ADR.............................................      25,305,000
   1,000,000 Nycomed Amersham PLC........................................       7,207,752
     300,000 Nycomed Amersham PLC ADR....................................      10,950,000
     338,300 Universal Health Services, Inc., Class B Shares (a).........      15,392,650
                                                                          ---------------
                                                                              147,570,152
                                                                          ---------------

Real Estate Investment Trust -- 2.5%
     500,000 Archstone Communities Trust.................................      12,890,000
     400,000 Equity Office Properties Trust..............................      12,652,000
                                                                          ---------------
                                                                               25,542,000
                                                                          ---------------

Technology -- 9.3%
   3,055,000 3Com Corp. (a)..............................................      14,511,250
     100,000 Applied Micro Circuits Corp. (a)............................       1,720,000
     700,000 Compaq Computer Corp........................................      10,843,000
     300,000 Dell Computer Corp. (a).....................................       7,785,000
     900,000 Latitude Communications, Inc. (a)...........................       1,800,000
     700,000 Motorola, Inc...............................................      11,592,000
      49,000 Organic, Inc. (a)...........................................          21,070
     150,000 Plantronics, Inc. (a).......................................       3,472,500
     750,000 Redback Networks Inc. (a)...................................       6,690,000
     750,000 Scient Corp. (a)............................................         697,500
     800,000 Solectron Corp. (a).........................................      14,640,000
   1,000,000 Sun Microsystems, Inc. (a)..................................      15,720,000
   2,000,000 Viant Corp. (a).............................................       3,740,000
     375,000 Visual Networks, Inc. (a)...................................       3,281,250
                                                                          ---------------
                                                                               96,513,570
                                                                          ---------------
             TOTAL COMMON STOCK
             (Cost -- $837,798,755)......................................     895,539,644
                                                                          ---------------
CONVERTIBLE PREFERRED STOCK -- 0.3%

Communications -- 0.3%
     200,000 UnitedGlobalCom, Inc., Series D, 7.000% (Cost -- $4,096,372)       2,850,000
                                                                          ---------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Capital Fund

----------------------------------------------------------------------------------------------
   Face
  Amount                                 Security                                  Value

----------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.8%

Communications -- 0.5%
$ 25,000,000 XO Communications, Inc., 5.750% due 1/15/09 (c)................. $     4,875,000
                                                                              ---------------

Energy -- 0.3%
  17,500,000 Friede Goldman Halter Inc., 4.500% due 9/15/04 (a)(d)...........       2,712,500
                                                                              ---------------

Technology -- 1.0%
  15,000,000 DoubleClick Inc., 4.750% due 3/15/06............................      11,025,000
                                                                              ---------------
             TOTAL CONVERTIBLE CORPORATE BONDS(Cost -- $26,376,597)..........      18,612,500
                                                                              ---------------
CORPORATE BONDS -- 1.0%

Communications -- 1.0%
             XO Communications, Inc., Sr. Notes:
   2,500,000  12.500% due 4/15/06............................................         862,500
  20,000,000  9.000% due 3/15/08.............................................       5,700,000
   6,500,000  10.750% due 6/1/09.............................................       2,112,500
   7,500,000  10.500% due 12/1/09............................................       2,437,500
                                                                              ---------------
             TOTAL CORPORATE BONDS(Cost -- $12,302,880)......................      11,112,500
                                                                              ---------------
 Contracts
------------
PURCHASED PUT OPTIONS (a) -- 0.1%
             S&P 500 Index Options:
         250  Expire 7/21/01, exercise price $1,175..........................         113,750
         250  Expire 8/18/01, exercise price $1,150..........................         206,250
         250  Expire 9/22/01, exercise price $1,125..........................         281,250
       1,000 Tyco International Ltd., Expire 7/21/01, exercise price $50.....          62,500
                                                                              ---------------
             TOTAL PURCHASED PUT OPTIONS(Cost -- $1,155,275).................         663,750
                                                                              ---------------
             SUB-TOTAL INVESTMENTS(Cost -- $881,729,879).....................     928,778,394
                                                                              ---------------
   Face
  Amount
------------
REPURCHASE AGREEMENT -- 10.5%
$108,933,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity --
              $108,968,744; (Fully collateralized by U.S. Treasury Bonds,
              7.250% to 12.000% due 8/15/13 to 2/15/19; Market value --
              $111,112,344) (Cost -- $108,933,000)...........................     108,933,000
                                                                              ---------------
             TOTAL INVESTMENTS -- 100%(Cost -- $990,662,879*)................  $1,037,711,394
                                                                              ===============

--------
(a)Non-income producing security.
(b)Security valued in accordance with fair valuation procedures.
(c)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)Security is currently in default.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:

   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------

  Shares                           Security                            Value

---------------------------------------------------------------------------------
COMMON STOCK -- 99.8%

Computer Software and Services -- 13.8%
      8,210 AOL Time Warner Inc. (a).............................. $     435,130
     10,120 Microsoft Corp. (a)...................................       734,712
        560 Network Appliance, Inc. (a)...........................         7,672
     12,360 Oracle Corp. (a)......................................       234,840
                                                                   -------------
                                                                       1,412,354
                                                                   -------------

Computers -- 5.5%
      3,210 Dell Computer Corp. (a)...............................        83,299
      4,540 EMC Corp. (a).........................................       131,887
      1,960 International Business Machines Corp..................       221,480
        600 National Instruments Corp. (a)........................        19,470
      6,900 Sun Microsystems, Inc. (a)............................       108,468
                                                                   -------------
                                                                         564,604
                                                                   -------------

Consumer Non-Cyclicals -- 6.5%
      1,520 Anheuser-Busch Cos., Inc..............................        62,624
      5,310 The Coca-Cola Co......................................       238,950
      1,960 The Gillette Co.......................................        56,820
      3,500 PepsiCo, Inc..........................................       154,700
        540 Philip Morris Cos. Inc................................        27,405
      1,600 The Procter & Gamble Co...............................       102,080
      1,120 SYSCO Corp............................................        30,408
                                                                   -------------
                                                                         672,987
                                                                   -------------

Data Processing -- 1.6%
      1,640 Automatic Data Processing, Inc........................        81,508
        940 Concord EFS, Inc. (a).................................        48,889
        835 Paychex, Inc..........................................        33,400
                                                                   -------------
                                                                         163,797
                                                                   -------------

Drugs and Healthcare -- 24.2%
      3,400 Abbott Laboratories...................................       163,234
      2,770 American Home Products Corp...........................       161,879
      1,050 Amgen Inc. (a)........................................        63,714
      4,590 Bristol-Myers Squibb Co...............................       240,057
      3,840 Eli Lilly & Co........................................       284,160
      3,830 Health Management Associates, Inc., Class A Shares (a)        80,583
      8,540 Johnson & Johnson.....................................       427,000
      2,290 Medtronic, Inc........................................       105,363
      5,490 Merck & Co., Inc......................................       350,866
     13,055 Pfizer Inc............................................       522,853
      2,190 Schering-Plough Corp..................................        79,366
                                                                   -------------
                                                                       2,479,075
                                                                   -------------

Entertainment -- 0.5%
      1,560 Carnival Corp.........................................        47,892
                                                                   -------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Large Cap Growth Fund

-------------------------------------------------------------------------------

            Shares                   Security                  Value

         -------------------------------------------------------------------

         Finance -- 9.1%
               4,470   American Express Co.................    $173,436
               2,870   The Bank of New York Co., Inc.......     137,760
               2,250   Fannie Mae..........................     191,587
               1,230   Freddie Mac.........................      86,100
               1,800   MBNA Corp...........................      59,310
               2,340   Morgan Stanley Dean Witter & Co.....     150,298
                 480   Northern Trust Corp.................      30,000
                 620   Synovus Financial Corp..............      19,456
               1,810   Wells Fargo & Co....................      84,038
                                                            -----------
                                                                931,985
                                                            -----------

         Industrial Manufacturing and Processing -- 11.0%
              20,970   General Electric Co.................   1,022,288
               1,880   Tyco International Ltd..............     102,460
                                                            -----------
                                                              1,124,748
                                                            -----------

         Insurance -- 5.8%
               5,385   American International Group, Inc...     463,110
               1,295   Marsh & McLennan Cos., Inc..........     130,795
                                                            -----------
                                                                593,905
                                                            -----------

         Oil and Gas -- 3.9%
               4,610   Exxon Mobil Corp....................     402,683
                                                            -----------

         Retail -- 7.2%
                 840   Bed Bath & Beyond Inc. (a)..........      25,200
               3,550   The Gap, Inc........................     102,950
               4,470   The Home Depot, Inc.................     208,079
               7,070   Wal-Mart Stores, Inc................     345,016
               1,790   Walgreen Co.........................      61,129
                                                            -----------
                                                                742,374
                                                            -----------

         Semiconductor/Electrical Equipment -- 5.4%
               1,280   Altera Corp. (a)....................      37,120
              13,840   Intel Corp..........................     404,820
               1,010   Linear Technology Corp..............      44,662
               1,130   Microchip Technology Inc. (a).......      38,703
                 770   Xilinx, Inc. (a)....................      31,755
                                                            -----------
                                                                557,060
                                                            -----------

         Telecommunications/Communication Equipment -- 5.3%
              10,330   Cisco Systems, Inc. (a).............     188,006
                 940   QUALCOMM Inc. (a)...................      54,971
               7,220   SBC Communications Inc..............     289,233
                 420   Tellabs, Inc. (a)...................       8,098
                                                            -----------
                                                                540,308
                                                            -----------
                       TOTAL COMMON STOCK
                       (Cost -- $10,899,385)...............  10,233,772
                                                            -----------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------

               Shares              Security              Value

             ------------------------------------------------------
             SHORT-TERM INVESTMENTS -- 0.2%
                  11,604 TempCash Money Market Fund.. $     11,604
                  11,604 TempFund Money Market Fund..       11,604
                                                      ------------
                         TOTAL SHORT-TERM INVESTMENTS
                         (Cost -- $23,208)...........       23,208
                                                      ------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $10,922,593*)......  $10,256,980
                                                      ============

--------
(a)Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------

    Shares                          Security                          Value

  ------------------------------------------------------------------------------
  COMMON STOCK -- 95.9%

  Basic Industries -- 3.8%
      400,000 Alcoa Inc........................................... $15,760,000
      230,000 The Dow Chemical Co.................................   7,647,500
      370,000 International Paper Co..............................  13,209,000
                                                                   -----------
                                                                    36,616,500
                                                                   -----------

  Capital Goods -- 2.3%
      406,400 Honeywell International Inc.+.......................  14,219,936
      200,600 Ingersoll-Rand Co...................................   8,264,720
                                                                   -----------
                                                                    22,484,656
                                                                   -----------

  Communication Services -- 12.4%
      237,000 ALLTEL Corp.........................................  14,518,620
    1,119,400 AT&T Corp...........................................  24,626,800
      593,000 General Motors Corp., Class H Shares (a)............  12,008,250
    1,700,000 Genuity Inc. (a)....................................   5,304,000
      325,000 SBC Communications Inc..............................  13,019,500
      730,000 Sprint Corp.........................................  15,592,800
      515,000 Verizon Communications Inc..........................  27,552,500
      468,000 WorldCom, Inc. (a)..................................   7,001,280
                                                                   -----------
                                                                   119,623,750
                                                                   -----------

  Consumer Cyclicals -- 4.3%
      275,000 Costco Wholesale Corp. (a)..........................  11,297,000
      390,000 Federated Department Stores, Inc. (a)...............  16,575,000
      200,000 RadioShack Corp.....................................   6,100,000
      219,700 Target Corp.........................................   7,601,620
                                                                   -----------
                                                                    41,573,620
                                                                   -----------

  Consumer Non-Cyclicals -- 14.2%
      455,000 AT&T Corp. - Liberty Media Corp., Class A Shares (a)   7,957,950
      784,000 ConAgra Foods, Inc..................................  15,531,040
      272,000 Kimberly-Clark Corp.................................  15,204,800
      499,700 McDonald's Corp.....................................  13,521,882
      551,500 The News Corp. Ltd. ADR.............................  17,868,600
      216,000 The Pepsi Bottling Group, Inc.......................   8,661,600
      330,000 Philip Morris Cos. Inc..............................  16,747,500
      139,200 The Quaker Oats Co..................................  12,702,000
      255,000 R.J. Reynolds Tobacco Holdings, Inc.................  13,923,000
      320,000 Safeway Inc. (a)....................................  15,360,000
                                                                   -----------
                                                                   137,478,372
                                                                   -----------

  Energy -- 7.6%
      115,000 Amerada Hess Corp...................................   9,292,000
      240,000 Burlington Resources Inc............................   9,588,000
      475,000 Conoco Inc., Class A Shares.........................  13,395,000
      205,000 Royal Dutch Petroleum Co. ADR.......................  11,945,350
      185,000 Total Fina SA ADR...................................  12,987,000
      155,000 Transocean Sedco Forex Inc..........................   6,393,750
      340,000 USX - Marathon Group................................  10,033,400
                                                                   -----------
                                                                    73,634,500
                                                                   -----------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------

     Shares                       Security                        Value

   --------------------------------------------------------------------------

   Financial Services -- 24.0%
       369,000 American Express Co........................... $   14,317,200
       310,600 American General Corp.........................     14,427,370
       280,000 Bank of America Corp..........................     16,808,400
       345,000 The Bank of New York Co., Inc.................     16,560,000
       100,000 Comerica Inc..................................      5,760,000
       450,000 FleetBoston Financial Corp....................     17,752,500
       222,000 Franklin Resources, Inc.......................     10,160,940
       180,000 Freddie Mac...................................     12,600,000
       275,000 Household International, Inc..................     18,342,500
       350,000 J.P. Morgan Chase & Co........................     15,610,000
       252,000 MBNA Corp.....................................      8,303,400
       256,000 Morgan Stanley Dean Witter & Co...............     16,442,880
        41,800 SunTrust Banks, Inc...........................      2,707,804
       547,112 U.S. Bancorp..................................     12,468,682
       382,000 Waddell & Reed Financial, Inc., Class A Shares     12,128,500
       628,500 Washington Mutual, Inc........................     23,600,175
       204,000 Wells Fargo & Co..............................      9,471,720
        52,000 XL Capital Ltd., Class A Shares...............      4,269,200
                                                              --------------
                                                                 231,731,271
                                                              --------------

   Healthcare -- 3.9%
       333,000 HCA Inc.......................................     15,048,270
       176,000 Merck & Co., Inc..............................     11,248,160
       325,000 Novartis AG ADR...............................     11,748,750
                                                              --------------
                                                                  38,045,180
                                                              --------------

   Real Estate Investment Trust -- 0.5%
       150,000 Equity Office Properties Trust................      4,744,500
                                                              --------------

   Technology -- 18.1%
       600,000 3Com Corp. (a)................................      2,850,000
     1,162,700 Compaq Computer Corp..........................     18,010,223
       310,200 Computer Associates International, Inc........     11,167,200
       578,500 Dell Computer Corp. (a).......................     15,012,075
       447,000 Hewlett-Packard Co............................     12,784,200
       114,000 Intel Corp....................................      3,334,500
       162,500 International Business Machines Corp..........     18,362,500
     1,052,000 Motorola, Inc.................................     17,421,120
       440,000 National Semiconductor Corp. (a)..............     12,812,800
       432,000 Nokia Oyj ADR.................................      9,521,280
       460,000 SCI Systems, Inc.+(a).........................     11,730,000
       936,000 Solectron Corp. (a)...........................     17,128,800
       878,700 Sun Microsystems, Inc. (a)....................     13,813,164
       665,000 Telefonaktiebolaget LM Ericsson AB ADR........      3,604,300
       384,900 Tellabs, Inc. (a).............................      7,420,872
                                                              --------------
                                                                 174,973,034
                                                              --------------

   Transportation -- 2.1%
       230,000 Canadian National Railway Co..................      9,315,000
       270,000 Canadian Pacific Ltd..........................     10,462,500
                                                              --------------
                                                                  19,777,500
                                                              --------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------

  Shares                                Security                                 Value

-------------------------------------------------------------------------------------------

Utilities -- 2.7%
    278,273 El Paso Corp.................................................... $  14,620,463
    349,999 The Williams Cos., Inc..........................................    11,532,488
                                                                             -------------
                                                                                26,152,951
                                                                             -------------
            TOTAL COMMON STOCK(Cost -- $777,219,030)........................   926,835,834
                                                                             -------------
 Contracts
-----------
PURCHASED PUT OPTIONS (a) -- 0.0%
      3,085 SCI Systems, Inc., Expire 7/21/01, exercise price $20 (Cost --
             $666,002)......................................................       115,688
                                                                             -------------
            SUB-TOTAL INVESTMENTS(Cost -- $777,885,032).....................   926,951,522
                                                                             -------------
   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 4.1%
$39,525,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity --
             $39,537,969; (Fully collateralized by U.S. Treasury Bonds,
             7.250% to 12.000% due 8/15/13 to 2/15/19; Market value --
             $40,315,748) (Cost -- $39,525,000).............................    39,525,000
                                                                             -------------
            TOTAL INVESTMENTS -- 100%(Cost -- $817,410,032*)................  $966,476,522
                                                                             =============

--------
(a)Non-income producing security.
 + The following securities were held in escrow at June 30, 2001, to cover outstanding written call options:

                                     Market Value                                                 Number of
Securities Held in Escrow    Shares  of Securities              Written Call Options              Contracts
-------------------------    ------- -------------              --------------------              ---------
Honeywell International Inc. 101,600  $3,554,984   Honeywell International Inc., 7/21/01 @ $45.00   1,016
SCI Systems, Inc.            308,500   7,866,750   SCI Systems, Inc., 7/21/01 @ $22.50              3,085

 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:

   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------

  Shares                       Security                    Value

----------------------------------------------------------------------
COMMON STOCK -- 44.3%

Basic Industries -- 0.2%
      7,300      International Paper Co............... $      260,610
                                                       --------------

Capital Goods -- 0.9%
     24,000      Pitney Bowes Inc.....................      1,010,880
                                                       --------------

Communications -- 6.8%
     40,000      AT&T Corp............................        880,000
     73,100      SBC Communications Inc. (a)..........      2,928,386
     74,160      Verizon Communications Inc...........      3,967,560
                                                       --------------
                                                            7,775,946
                                                       --------------

Consumer Cyclicals -- 1.0%
     19,500      Eastman Kodak Co.....................        910,260
     27,428      Fine Host Corp. (b)+.................        219,424
                                                       --------------
                                                            1,129,684
                                                       --------------

Consumer Non-Cyclicals -- 6.2%
     22,500      Avon Products, Inc...................      1,041,300
     13,000      The Coca-Cola Co.....................        585,000
     16,300      Coca-Cola Enterprises Inc............        266,505
     20,000      ConAgra Foods, Inc...................        396,200
     10,000      H.J. Heinz Co........................        408,900
     40,000      Hormel Foods Corp....................        973,600
      6,000      McDonald's Corp......................        162,360
      8,000      PepsiCo, Inc.........................        353,600
     45,000      Ralston Purina Group.................      1,350,900
     33,800      Safeway Inc. (b).....................      1,622,400
                                                       --------------
                                                            7,160,765
                                                       --------------

Energy -- 8.2%
      8,000      Amerada Hess Corp....................        646,400
     24,436      BP Amoco PLC.........................      1,218,135
     33,000      Exxon Mobil Corp. (a)................      2,882,550
     40,000      Halliburton Co.......................      1,424,000
     12,800      Royal Dutch Petroleum Co. - NY Shares        745,856
     16,000      Schlumberger Ltd.....................        842,400
     40,000      Suncor Energy, Inc...................      1,028,000
      9,600      Texaco Inc...........................        639,360
                                                       --------------
                                                            9,426,701
                                                       --------------

Financial Services -- 2.9%
     30,000      The Allstate Corp....................      1,319,700
      9,000      Bank of America Corp.................        540,270
     18,000      The Chubb Corp.......................      1,393,740
    218,174units ContiFinancial Corp. (b).............         31,853
                                                       --------------
                                                            3,285,563
                                                       --------------

Healthcare -- 4.3%
     27,000      American Home Products Corp..........      1,577,880
      6,000      Bausch & Lomb Inc....................        217,440
      8,000      Johnson & Johnson....................        400,000


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------

       Shares                       Security                       Value

   --------------------------------------------------------------------------

   Healthcare -- 4.3% (continued)
            8,000 Merck & Co., Inc............................ $     511,280
           30,000 Pfizer Inc..................................     1,201,500
           21,900 Pharmacia Corp..............................     1,006,305
                                                               -------------
                                                                   4,914,405
                                                               -------------

   Real Estate Investment Trust -- 7.5%
           67,500 Arden Realty, Inc...........................     1,802,250
           35,000 Bedford Property Investors, Inc.............       733,250
           55,000 Brandywine Realty Trust.....................     1,234,750
           45,000 Duke-Weeks Realty Corp......................     1,118,250
           15,250 JDN Realty Corp.............................       207,400
           75,000 Mid-Atlantic Realty Trust...................       937,500
           84,000 New Plan Excel Realty Trust.................     1,285,200
           18,000 Prentiss Properties Trust...................       473,400
           35,000 Reckson Associates Realty Corp..............       805,000
                                                               -------------
                                                                   8,597,000
                                                               -------------

   Technology -- 4.2%
           55,600 Compaq Computer Corp........................       861,244
           31,000 International Business Machines Corp........     3,503,000
           29,000 Motorola, Inc...............................       480,240
            2,232 UnitedGlobalCom, Inc., Class A Shares (b)...        19,307
                                                               -------------
                                                                   4,863,791
                                                               -------------

   Telecommunications -- 0.6%
           17,800 Lucent Technologies Inc.....................       110,360
           47,400 NTL Inc. (b)................................       571,170
                                                               -------------
                                                                     681,530
                                                               -------------

   Transportation -- 1.5%
           20,000 Canadian National Railway Co................       810,000
           10,000 Union Pacific Corp..........................       549,100
            6,200 United Parcel Services, Inc., Class B Shares       358,360
                                                               -------------
                                                                   1,717,460
                                                               -------------
                  TOTAL COMMON STOCK
                  (Cost -- $44,979,392).......................    50,824,335
                                                               -------------
   CONVERTIBLE PREFERRED STOCK -- 2.8%

   Consumer Cyclicals -- 0.7%
           15,000 Wendy's Financing Series, 5.000%............       794,700
                                                               -------------

   Energy -- 1.3%
           25,000 Kerr-McGee Corp., 5.500%....................     1,217,500
           25,000 Tesoro Petroleum Corp., 7.250%..............       315,000
                                                               -------------
                                                                   1,532,500
                                                               -------------

   Technology -- 0.8%
           60,000 UnitedGlobalCom, Inc., Series C, 7.000%.....       937,500
                                                               -------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------

  Shares                          Security                            Value

--------------------------------------------------------------------------------

Transportation -- 0.0%
            TCR Holding Corp. (b):
        321   Class B Shares..................................... $           3
        177   Class C Shares.....................................             2
        466   Class D Shares.....................................             5
        964   Class E Shares.....................................             9
                                                                  -------------
                                                                             19
                                                                  -------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost -- $3,086,652).................................     3,264,719
                                                                  -------------
   Face
  Amount
-----------
CORPORATE BONDS -- 13.6%

Basic Industries -- 0.9%
$   200,000 Berry Plastics Corp., 12.250% due 4/15/04............       203,000
    125,000 Hexcel Corp., 9.750% due 1/15/09.....................       120,938
    125,000 Indesco International Inc., 9.750% due 4/15/08 (b)(c)        11,875
    125,000 P&L Coal Holdings Corp., 9.625% due 5/15/08..........       132,500
    200,000 Radnor Holdings Inc., 10.000% due 12/1/03............       163,000
    350,000 USX Corp., 6.650% due 2/1/06.........................       356,125
                                                                  -------------
                                                                        987,438
                                                                  -------------

Capital Goods -- 0.1%
    125,000 Jordan Industries Inc., 10.375% due 8/1/07...........       109,375
                                                                  -------------

Consumer Cyclicals -- 1.0%
    115,000 Cole National Group Inc., 8.625% due 8/15/07.........       106,950
    250,000 HMH Properties, 7.875% due 8/1/08....................       241,250
    700,000 Wal-Mart Stores, Inc., 7.550% due 2/15/30............       764,750
                                                                  -------------
                                                                      1,112,950
                                                                  -------------

Consumer Non-Cyclicals -- 1.6%
    100,000 American Safety Razor Co., 9.875% due 8/1/05.........        99,000
    350,000 Dominion Fiber Ventures LLC, 7.050% due 3/15/05 (d)..       352,188
    700,000 Fremont General Corp., 7.700% due 3/17/04............       556,500
    125,000 French Fragrances Inc., 10.375% due 5/15/07..........       123,437
    125,000 Harrah's Operating Co., Inc., 7.875% due 12/15/05....       127,344
    130,000 Hines Horticulture, Inc., 12.750% due 10/15/05.......       120,900
    250,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08......       113,750
    250,000 North Atlantic Trading Co., 11.000% due 6/15/04......       231,250
    150,000 Park Place Entertainment Corp., 7.875% due 12/15/05..       150,750
                                                                  -------------
                                                                      1,875,119
                                                                  -------------

Energy -- 0.5%
    165,000 Benton Oil & Gas Co., 11.625% due 5/1/03.............       117,563
    500,000 El Paso Corp., 8.050% due 10/15/30...................       504,375
                                                                  -------------
                                                                       621,938
                                                                  -------------

Financial/Leasing -- 3.2%
    650,000 Bank of America Corp., 7.125% due 9/15/06............       678,438
    325,000 DVI Inc., 9.875% due 2/1/04..........................       305,500
    700,000 The Goldman Sachs Group, Inc., 6.650% due 5/15/09....       696,500
    650,000 Household Finance Corp., 8.000% due 7/15/10..........       697,125


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------

   Face
  Amount                             Security                               Value

--------------------------------------------------------------------------------------

Financial/Leasing -- 3.2% (continued)
$   350,000 Qwest Capital Funding Inc., 7.250% due 2/15/11 (d)......... $     346,937
    300,000 Standard Chartered Bank, 8.000% due 5/30/31 (d)............       305,625
    700,000 Washington Mutual Financial, 6.875% due 5/15/11............       698,250
                                                                        -------------
                                                                           3,728,375
                                                                        -------------

Housing Related -- 0.2%
    250,000 CB Richard Ellis Services Inc., 8.875% due 6/1/06..........       270,312
                                                                        -------------

Manufacturing -- 1.6%
    250,000 Axiohm Transaction Solution, Inc., 9.750% due 10/1/07
             (b)(c)....................................................            25
    650,000 General Electric Capital Corp., 6.125% due 2/22/11.........       641,875
    700,000 General Motors Acceptance Corp., 7.500% due 7/15/05........       732,375
    350,000 The Goodyear Tire & Rubber Co., 8.125% due 3/15/03.........       358,750
    250,000 Polymer Group, Inc., 9.000% due 7/1/07.....................        93,750
                                                                        -------------
                                                                            1,826,775
                                                                        -------------

Media -- 1.6%
    150,000 Adelphia Communications Corp., Series B, zero coupon due
             1/15/08...................................................        70,875
    200,000 CSC Holdings, Inc., 10.500% due 5/15/16....................       221,500
    250,000 Diamond Cable Communications PLC, 11.750% due 12/15/05.....       171,250
     75,000 FrontierVision Holdings L.P., 11.000% due 10/15/06.........        78,000
    225,000 Hollinger International Publishing, 9.250% due 3/15/07.....       227,250
    250,000 Metronet Communications Co., (zero coupon until 6/15/03,
             9.950% thereafter) due 6/15/08............................       211,563
    175,000 Rogers Communications, Inc., 8.875% due 7/15/07............       174,562
    700,000 Viacom Inc., 6.625% due 5/15/11 (d)........................       686,875
                                                                        -------------
                                                                            1,841,875
                                                                        -------------

Services and Other -- 0.8%
    250,000 Allied Waste Industries, Inc., 7.875% due 1/1/09...........       245,625
    350,000 Cendant Corp., 7.750% due 12/1/03..........................       356,563
    250,000 Loomis Fargo & Co., 10.000% due 1/15/04....................       262,500
                                                                        -------------
                                                                              864,688
                                                                        -------------

Telecommunications and Utilities -- 0.2%
    250,000 Calpine Corp., 8.750% due 7/15/07..........................       246,875
                                                                        -------------

Transportation -- 1.2%
    350,000 CSX Corp., 7.950% due 5/1/27...............................       364,875
    250,000 Enterprise Shipholding Inc., 8.875% due 5/1/08.............       133,750
    200,000 The Holt Group, Inc., 9.750% due 1/15/06 (b)(c)............        11,000
    150,000 Teekay Shipping Corp., 8.320% due 2/1/08...................       153,000
    650,000 US Airways, Inc., 7.890% due 3/1/19........................       680,771
                                                                        -------------
                                                                            1,343,396
                                                                        -------------

Utilities -- 0.7%
    800,000 The Williams Cos., Inc., 6.375% due 1/15/06 (d)............       798,000
                                                                        -------------
            TOTAL CORPORATE BONDS(Cost -- $16,915,605).................    15,627,116
                                                                        -------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------

       Face
      Amount                              Security                            Value

-----------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 5.5%

Consumer Cyclicals -- 0.6%
        $  750,000 Costco Wholesale Corp., zero coupon due 8/19/17....... $      720,937
                                                                          --------------

Consumer Non-Cyclicals -- 0.9%
         2,500,000 Network Associates Inc., zero coupon due 2/13/18......      1,031,250
                                                                          --------------

Data Technology/Information Services -- 0.4%
           500,000 Cypress Semiconductor Corp., 4.000% due 2/1/05........        461,250
                                                                          --------------

Energy -- 0.5%
         1,000,000 Friede Goldman Halter, Inc., 4.500% due 9/15/04 (b)(c)        155,000
           500,000 Pogo Producing Co., 5.500% due 6/15/06................        450,000
                                                                          --------------
                                                                                 605,000
                                                                          --------------

Financial Services -- 0.4%
           500,000 JMH Finance Ltd., 4.750% due 9/6/07...................        523,750
                                                                          --------------

Healthcare -- 0.4%
           500,000 Vertex Pharmaceuticals Inc., 5.000% due 9/19/07.......        410,625
                                                                          --------------

Media and Telecommunications -- 1.5%
           750,000 AT&T Corp. - Liberty Media Corp., 4.000% due 11/15/29.        577,500
           750,000 EchoStar Communications Corp., 4.875% due 1/1/07......        685,312
           250,000 NTL Communications Corp., 6.750% due 5/15/08 (d)......        154,062
           150,000 NTL Delaware Inc., 5.750% due 12/15/09................         49,687
           500,000 NTL Inc., 7.000% due 12/15/08.........................        246,875
                                                                          --------------
                                                                               1,713,436
                                                                          --------------

Technology -- 0.8%
           500,000 SCI Systems, Inc., 3.000% due 3/15/07.................        401,250
         1,000,000 Solectron Corp., zero coupon due 1/27/19..............        493,750
                                                                          --------------
                                                                                 895,000
                                                                          --------------
                   TOTAL CONVERTIBLE CORPORATE BONDS
                   (Cost -- $6,974,091)..................................      6,361,248
                                                                          --------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 14.2%

         2,000,000 U.S. Treasury Notes, 5.000% due 2/15/11...............      1,941,240
                   Federal Home Loan Mortgage Corporation (FHLMC):
         1,522,000   6.250% due 7/15/04..................................      1,571,465
           492,775   8.000% due 7/1/20...................................        514,487
           176,178   6.500% due 3/1/26...................................        173,810
         2,500,000   6.000% due 11/1/30 (e)(f)...........................      2,402,325
           173,927   Gold, 6.500% due 3/1/26.............................        171,589
           280,587   Gold, 6.500% due 5/1/26.............................        276,816
                   Federal National Mortgage Association (FNMA):
            18,961   6.500% due 10/1/10..................................         19,026
         1,000,000   6.250% due 2/1/11...................................        996,250
           130,646   6.500% due 10/1/11..................................        131,095
           370,814   6.500% due 4/1/13...................................        372,086
           165,644   6.500% due 5/1/13...................................        166,213
           335,703   6.500% due 7/1/13...................................        336,854
           548,870   9.000% due 1/1/24...................................        574,942


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------

   Face
  Amount                                                Security                                                  Value

----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 14.2% (continued)

$    51,909   7.000% due 9/1/25.............................................................................. $      52,168
    101,773   6.500% due 12/1/25.............................................................................       100,247
    148,617   7.000% due 3/1/26..............................................................................       149,360
    295,982   6.500% due 6/1/26..............................................................................       291,543
    181,874   7.000% due 3/1/27..............................................................................       182,784
     55,764   7.000% due 11/1/28.............................................................................        56,043
    449,320   7.000% due 2/1/29..............................................................................       451,566
     37,317   7.000% due 3/1/29..............................................................................        37,491
    765,893   7.000% due 4/1/29..............................................................................       769,477
     38,264   8.000% due 5/1/30..............................................................................        39,579
    880,000   6.000% due 9/1/30 (e)(f).......................................................................       844,800
     39,240   8.000% due 9/1/30..............................................................................        40,589
    807,266   8.000% due 1/1/31..............................................................................       835,011
    608,051   8.000% due 2/1/31..............................................................................       628,949
  2,200,000   6.500% due 6/1/31 (e)(f).......................................................................     2,164,932
                                                                                                              -------------
            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
            (Cost -- $16,116,884)............................................................................    16,292,737
                                                                                                              -------------
ASSET-BACKED SECURITIES -- 3.1%

Financial/Leasing -- 3.1%
    713,313 Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29..........................       717,896
  1,100,000 LB Commercial Conduit Mortgage Trust, Series 1998-C1, Class A2, 6.780% due 4/15/09...............     1,115,904
  1,000,000 Prime Credit Card Master Trust, Series 2000-1, Class A, 6.700% due 10/15/09......................     1,031,177
    615,135 Soundview Home Equity Loan Trust, Series 2000-1, Class A1F, 8.640% due 5/25/30...................       640,643
                                                                                                              -------------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $3,420,530).............................................................................     3,505,620
                                                                                                              -------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $91,493,154)............................................................................    95,875,775
                                                                                                              -------------
REPURCHASE AGREEMENT -- 16.5%
 18,955,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity -- $18,961,220; (Fully collateralized by
             U.S. Treasury Bonds, 7.250% to 12.000% due 8/15/13 to 2/15/19; Market value -- $19,334,100)
             (Cost -- $18,955,000)...........................................................................    18,955,000
                                                                                                              -------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $110,448,154*)..........................................................................  $114,830,775
                                                                                                              =============

--------
(a)Securities with an aggregate market value of $5,751,285 are segregated as collateral for mortgage dollar rolls.
(b)Non-income producing security.
(c)Security is in default.
(d)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)Mortgage dollar roll.
(f)Security is issued on a to-be-announced ("TBA") basis.
 + Security is valued in accordance with fair valuation procedures.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

                     (This page intentionally left blank.)

          Statements of Assets and Liabilities
          June 30, 2001 (unaudited)



                                                                           Asia      International
                                                                          Growth        Equity
                                                                           Fund          Fund
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at cost.................................................. $12,242,283   $22,757,560
 Short-term investments, at cost.......................................          --     1,155,762
                                                                        ===========   ===========
 Investments, at value................................................. $11,838,474   $18,034,251
 Short-term investments, at value......................................          --     1,155,762
 Foreign currency, at value++..........................................      10,036            --
 Cash..................................................................     807,899     1,044,001
 Receivable for securities and options sold............................     208,028       725,854
 Receivable for Fund shares sold.......................................     158,358        60,238
 Receivable from manager...............................................      88,058            --
 Dividends and interest receivable.....................................       1,586        38,959
 Receivable for variation margin.......................................          --            --
                                                                        -----------   -----------
 Total Assets..........................................................  13,112,439    21,059,065
                                                                        -----------   -----------
LIABILITIES:
 Payable for securities and options purchased..........................     281,945            --
 Payable for Fund shares purchased.....................................      46,053     1,818,509
 Service and distribution fees payable.................................       7,048         8,330
 Administration fee payable............................................         490           816
 Payable for open forward foreign currency contracts...................          --            --
 Management fee payable................................................          --         8,290
 Dividends payable.....................................................          --            --
 Written options, at value (Note 4) (Premiums received -- $636,880)....          --            --
 Other liabilities.....................................................      12,162            --
 Accrued expenses......................................................      48,886        90,118
                                                                        -----------   -----------
 Total Liabilities.....................................................     396,584     1,926,063
                                                                        -----------   -----------
Total Net Assets....................................................... $12,715,855   $19,133,002
                                                                        ===========   ===========
NET ASSETS:
 Par value of shares of capital stock.................................. $     1,605   $     2,227
 Capital paid in excess of par value...................................  17,663,533    25,700,428
 Undistributed (overdistributed) net investment income.................     168,279            --
 Accumulated net investment loss.......................................          --       (19,533)
 Accumulated net realized gain (loss) from security transactions,
   options, futures contracts and foreign currencies...................  (4,713,607)   (1,823,846)
 Net unrealized appreciation (depreciation) of investments, options,
   futures contracts and foreign currencies............................    (403,955)   (4,726,274)
                                                                        -----------   -----------
Total Net Assets....................................................... $12,715,855   $19,133,002
                                                                        ===========   ===========
Shares Outstanding:
Class A................................................................     502,743     1,270,459
                                                                        ===========   ===========
Class B................................................................     660,329       449,197
                                                                        ===========   ===========
Class 2................................................................     344,434       403,663
                                                                        ===========   ===========
Class O................................................................      97,141       103,185
                                                                        ===========   ===========
Class Y................................................................          --            --
                                                                        ===========   ===========
Net Asset Value:
Class A Shares
 Net asset value*......................................................       $8.07         $8.64
                                                                        ===========   ===========
 Maximum offering price per share (based on maximum sales charge of
   5.75%)..............................................................       $8.56         $9.17
                                                                        ===========   ===========
Class B Shares
 Net asset value and offering price per share*.........................       $7.83         $8.53
                                                                        ===========   ===========
Class 2 Shares
 Net asset value*......................................................       $7.83         $8.52
                                                                        ===========   ===========
 Maximum offering price per share (based on maximum sales charge of
   1.00%)..............................................................       $7.91         $8.61
                                                                        ===========   ===========
Class O Shares
 Net asset value, offering price and redemption price per share........       $8.18         $8.67
                                                                        ===========   ===========
Class Y Shares
 Net asset value, offering price and redemption price per share........          --            --
                                                                        ===========   ===========

++ Foreign currency at cost for the Asia Growth Fund is $10,288.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


50


                      See Notes to Financial Statements.


    Small Cap                        Large Cap     Investors
     Growth           Capital         Growth         Value         Balanced
      Fund             Fund            Fund          Fund            Fund

 ------------------------------------------------------------------------------
  $   280,665,874  $  881,729,879   $10,899,385   $777,885,032   $ 91,493,154
       30,485,000     108,933,000        23,208     39,525,000     18,955,000
 ================  ==============   ===========   ============   ============
  $   282,474,708  $  928,778,394   $10,233,772   $926,951,522   $ 95,875,775
       30,485,000     108,933,000        23,208     39,525,000     18,955,000
               --              --            --             --             --
              455             708            --            634            222
               --          42,503       128,525      1,723,921        202,307
          203,969      11,126,841           ---      8,862,908         90,048
               --          16,461        14,498             --             --
           50,065       2,094,630         4,530      1,321,922        763,556
          328,250              --            --             --             --
 ----------------  --------------   -----------   ------------   ------------
      313,542,447   1,050,992,537.   10,404,533.   978,385,907.   115,886,908
 ----------------  --------------   -----------   ------------   ------------
        2,079,615       9,551,057        47,159     14,996,188      6,544,597
          396,298         674,757         2,143        271,739        108,292
          143,165         455,939         6,401        127,566         72,656
           12,233              --           423             --          4,399
               --           3,195            --             --             --
          195,728         480,243            --      1,552,979         56,579
               --         787,642            --      1,990,574        301,823
               --              --            --      1,197,700             --
          191,030              --            --             --          4,236
          251,242          99,137        36,147        222,642        106,556
 ----------------  --------------   -----------   ------------   ------------
        3,269,311      12,051,970        92,273     20,359,388      7,199,138
 ----------------  --------------   -----------   ------------   ------------
     $310,273,136  $1,038,940,567   $10,312,260   $958,026,519   $108,687,770
 ================  ==============   ===========   ============   ============
  $        22,590  $       40,317   $     1,224   $     48,641   $      8,533
      281,912,153     974,259,368    12,923,756    787,601,013    102,052,389
          703,849          (6,049)           --        (37,276)        89,426
               --              --       (55,860)            --             --
       25,863,605      17,599,146    (1,891,247)    21,908,471      2,154,801
        1,770,939      47,047,785      (665,613)   148,505,670      4,382,621
 ----------------  --------------   -----------   ------------   ------------
     $310,273,136  $1,038,940,567   $10,312,260   $958,026,519   $108,687,770
 ================  ==============   ===========   ============   ============
       12,272,000       8,618,550       169,152      6,530,170      1,841,367
 ================  ==============   ===========   ============   ============
        9,053,134      11,813,764       582,196      4,365,934      5,410,203
 ================  ==============   ===========   ============   ============
        1,220,743       9,482,171       300,384      2,507,882      1,188,993
 ================  ==============   ===========   ============   ============
           43,643       8,912,996       172,547     35,236,980         91,966
 ================  ==============   ===========   ============   ============
               --       1,489,712            --             --             --
 ================  ==============   ===========   ============   ============
           $13.93          $26.05         $8.49         $19.76         $12.79
 ================  ==============   ===========   ============   ============
           $14.78          $27.64         $9.01         $20.97         $13.57
 ================  ==============   ===========   ============   ============
           $13.50          $25.41         $8.39         $19.43         $12.72
 ================  ==============   ===========   ============   ============
           $13.53          $25.46         $8.39         $19.48         $12.75
 ================  ==============   ===========   ============   ============
           $13.67          $25.72         $8.47         $19.68         $12.88
 ================  ==============   ===========   ============   ============
           $14.05          $26.23         $8.53         $19.73         $12.87
 ================  ==============   ===========   ============   ============
               --          $26.25            --             --             --
 ================  ==============   ===========   ============   ============


                                                                              51


                      See Notes to Financial Statements.

          Statements of Operations
          For the Six Months Ended June 30, 2001 (unaudited)



                                                                                     Asia      International
                                                                                    Growth        Equity
                                                                                     Fund          Fund

-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................................................................... $   139,835   $   229,917
  Interest.......................................................................       1,683            --
  Less: Foreign withholding tax..................................................     (14,205)      (21,247)
                                                                                  -----------   -----------
  Total Investment Income........................................................     127,313       208,670
                                                                                  -----------   -----------
EXPENSES:
  Management fee (Note 2)........................................................      55,194        99,522
  Service and distribution fees (Note 2).........................................      49,152        57,162
  Shareholder and system servicing fees..........................................      41,368        17,614
  Registration fees..............................................................      33,942        27,750
  Custody........................................................................      20,806        10,281
  Audit and legal................................................................      20,582        15,621
  Amortization of deferred organization costs....................................       7,826            --
  Shareholder communications.....................................................       7,397        24,624
  Administration fee (Note 2)....................................................       3,450         5,529
  Directors' fees................................................................         368           992
  Other..........................................................................       3,818         3,174
                                                                                  -----------   -----------
  Total Expenses.................................................................     243,903       262,269
  Less: Management fee waiver and expense reimbursement (Note 2).................    (126,448)      (39,236)
                                                                                  -----------   -----------
  Net Expenses...................................................................     117,455       223,033
                                                                                  -----------   -----------
Net Investment Income (Loss).....................................................       9,858       (14,363)
                                                                                  -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 4):
  Realized Gain (Loss) From:
   Security transactions.........................................................  (1,096,477)   (1,661,571)
   Options written...............................................................          --            --
   Options purchased.............................................................          --            --
   Futures contracts.............................................................          --            --
   Foreign currency transactions.................................................     202,295        (4,948)
                                                                                  -----------   -----------
  Net Realized Gain (Loss).......................................................    (894,182)   (1,666,519)
                                                                                  -----------   -----------
  Change in Net Unrealized Appreciation (Depreciation) of:
   Security transactions.........................................................     708,248      (906,424)
   Foreign currency transactions.................................................    (215,078)       (3,524)
                                                                                  -----------   -----------
  Change in Net Unrealized Appreciation (Depreciation)...........................     493,170      (909,948)
                                                                                  -----------   -----------
Net Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currencies    (401,012)   (2,576,467)
                                                                                  -----------   -----------
Increase (Decrease) in Net Assets From Operations................................ $  (391,154)  $(2,590,830)
                                                                                  ===========   ===========


52


                      See Notes to Financial Statements.


       Small Cap                   Large Cap     Investors
        Growth         Capital      Growth         Value       Balanced
         Fund           Fund         Fund          Fund          Fund

      ---------------------------------------------------------------------
      $    742,610   $ 4,175,071  $    45,377  $   6,809,026  $   895,177
         2,533,529     3,670,550        7,010      1,546,627    1,833,915
                --       (50,914)         (30)      (143,808)      (5,726)
      ------------   -----------  -----------  -------------  -----------
         3,276,139     7,794,707       52,357      8,211,845    2,723,366
      ------------   -----------  -----------  -------------  -----------
         1,216,169     2,632,710       41,690      3,081,839      307,467
           890,467     2,320,508       41,513        703,490      462,329
           198,712       348,164       11,029        198,605       91,268
            37,527        52,562       24,065         65,257       27,607
            11,304        18,986        4,306         17,503        4,787
            18,642        39,562       12,362         46,194       16,565
                --            --           --             --           --
           109,720        82,543        5,507         77,748       29,050
            76,010            --        2,779             --       27,951
             2,867        32,938          455         19,895        1,301
            10,920        39,067        2,439         43,019        6,002
      ------------   -----------  -----------  -------------  -----------
         2,572,338     5,567,040      146,145      4,253,550      974,327
                --            --      (37,928)            --     (120,677)
      ------------   -----------  -----------  -------------  -----------
         2,572,338     5,567,040      108,217      4,253,550      853,650
      ------------   -----------  -----------  -------------  -----------
           703,801     2,227,667      (55,860)     3,958,295    1,869,716
      ------------   -----------  -----------  -------------  -----------
        26,310,474    25,752,724     (834,278)    24,543,209    2,294,612
                --      (266,940)          --       (518,573)          --
          (130,702)   (7,556,748)          --       (776,919)          --
           256,392            --           --             --           --
                --       (13,022)          --             --           --
      ------------   -----------  -----------  -------------  -----------
        26,436,164    17,916,014     (834,278)    23,247,717    2,294,612
      ------------   -----------  -----------  -------------  -----------
       (35,700,920)   11,148,707     (277,320)   (35,991,837)  (2,660,759)
                --          (730)          --             --           --
      ------------   -----------  -----------  -------------  -----------
       (35,700,920)   11,147,977     (277,320)   (35,991,837)  (2,660,759)
      ------------   -----------  -----------  -------------  -----------
        (9,264,756)   29,063,991   (1,111,598)   (12,744,120)    (366,147)
      ------------   -----------  -----------  -------------  -----------
      $ (8,560,955)  $31,291,658  $(1,167,458)  $ (8,785,825) $ 1,503,569
      ============   ===========  ===========  =============  ===========


                                                                              53


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2001 (unaudited)



                                                                         Asia      International
                                                                        Growth        Equity
                                                                         Fund          Fund
-------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...................................... $      9,858  $    (14,363)
  Net realized gain (loss)..........................................     (894,182)   (1,666,519)
  Change in net unrealized appreciation (depreciation)..............      493,170      (909,948)
                                                                     ------------  ------------
  Increase (Decrease) in Net Assets From Operations.................     (391,154)   (2,590,830)
                                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
  Net investment income.............................................           --            --
  Net realized gains................................................           --            --
                                                                     ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders.........           --            --
                                                                     ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 3):
  Net proceeds from sale of shares..................................   16,271,163    19,220,542
  Net asset value of shares issued for reinvestment of dividends....           --            --
  Cost of shares reacquired.........................................  (16,912,165)  (20,049,838)
                                                                     ------------  ------------
  Increase (Decrease) in Net Assets From Fund Share Transactions....     (641,002)     (829,296)
                                                                     ------------  ------------
Increase (Decrease) in Net Assets...................................   (1,032,156)   (3,420,126)
NET ASSETS:
  Beginning of period...............................................   13,748,011    22,553,128
                                                                     ------------  ------------
  End of period*.................................................... $ 12,715,855  $ 19,133,002
                                                                     ============  ============
* Includes undistributed (overdistributed) net investment income of:     $168,279            --
                                                                     ============  ============
* Includes accumulated net investment loss of:......................           --      $(19,533)
                                                                     ============  ============


54


                      See Notes to Financial Statements.


  Small Cap                     Large Cap    Investors
   Growth         Capital        Growth        Value        Balanced
    Fund           Fund           Fund         Fund           Fund

------------------------------------------------------------------------
$     703,801  $    2,227,667  $   (55,860) $  3,958,295  $  1,869,716
   26,436,164      17,916,014     (834,278)   23,247,717     2,294,612
  (35,700,920)     11,147,977     (277,320)  (35,991,837)   (2,660,759)
-------------  --------------  -----------  ------------  ------------
   (8,560,955)     31,291,658   (1,167,458)   (8,785,825)    1,503,569
-------------  --------------  -----------  ------------  ------------
           --      (2,223,574)          --    (4,116,562)   (1,930,468)
           --     (19,207,341)          --   (19,055,193)           --
-------------  --------------  -----------  ------------  ------------
           --     (21,430,915)          --   (23,171,755)   (1,930,468)
-------------  --------------  -----------  ------------  ------------
  137,797,725     422,137,338      833,971   163,741,386     4,664,708
           --      17,239,271           --     1,520,513     1,294,235
 (146,579,106)    (65,864,614)  (2,249,864)  (56,657,551)  (11,445,278)
-------------  --------------  -----------  ------------  ------------
   (8,781,381)    373,511,995   (1,415,893)  108,604,348    (5,486,335)
-------------  --------------  -----------  ------------  ------------
  (17,342,336)    383,372,738   (2,583,351)   76,646,768    (5,913,234)
  327,615,472     655,567,829   12,895,611   881,379,751   114,601,004
-------------  --------------  -----------  ------------  ------------
$ 310,273,136  $1,038,940,567  $10,312,260  $958,026,519  $108,687,770
=============  ==============  ===========  ============  ============
     $703,849         $(6,049)          --      $(37,276)      $89,426
=============  ==============  ===========  ============  ============
           --              --     $(55,860)           --            --
=============  ==============  ===========  ============  ============


                                                                              55


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2000



                                                                      Asia      International
                                                                     Growth        Equity
                                                                      Fund          Fund

----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)................................... $   (122,397) $   (162,209)
  Net realized gain (loss).......................................    1,070,609       (93,633)
  Change in net unrealized appreciation (depreciation)...........   (8,092,402)   (5,478,140)
                                                                  ------------  ------------
  Increase (Decrease) in Net Assets From Operations..............   (7,144,190)   (5,733,982)
                                                                  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
  Net investment income..........................................           --            --
  Net realized gains.............................................           --            --
  Capital........................................................           --            --
                                                                  ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders......           --            --
                                                                  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 3):
  Net proceeds from sale of shares...............................   18,556,789    28,329,499
  Net asset value of shares issued for reinvestment of dividends.           --            --
  Cost of shares reacquired......................................  (21,000,763)  (10,146,368)
                                                                  ------------  ------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.   (2,443,974)   18,183,131
                                                                  ------------  ------------
Increase (Decrease) in Net Assets................................   (9,588,164)   12,449,149
NET ASSETS:
  Beginning of year..............................................   23,336,175    10,103,979
                                                                  ------------  ------------
  End of year*................................................... $ 13,748,011  $ 22,553,128
                                                                  ============  ============
* Includes undistributed net investment income of:...............           --            --
                                                                  ============  ============
* Includes accumulated net investment loss of:...................     $(43,874)        $(222)
                                                                  ============  ============


56


                      See Notes to Financial Statements.


   Small Cap                      Large Cap     Investors
    Growth           Capital       Growth         Value        Balanced
     Fund             Fund          Fund          Fund           Fund

---------------------------------------------------------------------------
$    (2,035,963)  $   2,103,996  $  (135,391) $   8,150,139  $  4,629,218
    109,643,609      86,313,167   (1,048,960)   116,174,197     2,570,505
    (64,170,407)    (15,687,061)  (1,186,988)    (7,981,961)    1,663,079
---------------   -------------  -----------  -------------  ------------
     43,437,239      72,730,102   (2,371,339)   116,342,375     8,862,802
---------------   -------------  -----------  -------------  ------------
             --      (2,096,696)          --     (9,499,689)   (4,366,296)
   (103,361,646)    (83,497,479)     (33,009)  (119,584,004)   (4,295,190)
             --              --         (245)            --            --
---------------   -------------  -----------  -------------  ------------
   (103,361,646)    (85,594,175)     (33,254)  (129,083,693)   (8,661,486)
---------------   -------------  -----------  -------------  ------------
    320,700,191     360,066,175    6,181,305    142,028,989     6,183,363
     95,661,882      75,010,520       25,615    100,724,846     7,218,802
   (335,014,905)   (116,275,224)  (2,371,140)  (143,340,158)  (54,534,658)
---------------   -------------  -----------  -------------  ------------
     81,347,168     318,801,471    3,835,780     99,413,677   (41,132,493)
---------------   -------------  -----------  -------------  ------------
     21,422,761     305,937,398    1,431,187     86,672,359   (40,931,177)
    306,192,711     349,630,431   11,464,424    794,707,392   155,532,181
---------------   -------------  -----------  -------------  ------------
$   327,615,472   $ 655,567,829  $12,895,611  $ 881,379,751  $114,601,004
===============   =============  ===========  =============  ============
            $48          $2,880           --       $120,991      $150,178
===============   =============  ===========  =============  ============
             --              --           --             --            --
===============   =============  ===========  =============  ============

                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)


1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc ("Investors Value Fund") and the Salomon Brothers Capital Fund Inc ("Capital Fund").

Salomon Brothers Asia Growth Fund ("Asia Growth Fund"), Salomon Brothers International Equity Fund ("International Equity Fund"), Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), Salomon Brothers Large Cap Growth Fund ("Large Cap Growth Fund") and Salomon Brothers Balanced Fund ("Balanced Fund"), are separate investment portfolios of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consist of these portfolios and seven other separate investment portfolios: Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on
August 23, 1976.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Additionally, during the year, the Board of Directors approved the issuance of Class Y shares for the Capital Fund, Investors Value Fund and Small Cap Growth Fund. Each Fund has a specific investment objective:

Fund:                         Objective
Asia Growth Fund............. To seek long-term capital appreciation.
International Equity Fund.... To seek long-term capital growth.
Small Cap Growth Fund........ To obtain long-term growth of capital.
Capital Fund................. To seek capital appreciation through investments primarily in common stock or securities convertible into common stocks, which are believed to have above average price appreciation potential.
Large Cap Growth Fund........ To seek long-term growth of capital.
Investors Value Fund......... To seek long-term growth of capital. Secondarily to seek current income.
Balanced Fund................ To obtain above average income (compared to a portfolio entirely invested in equity securities). Secondarily to take advantage of opportunities for growth of capital and income.

Costs incurred in connection with certain Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM"), have been deferred and are being amortized by such Funds over a 60 month period from the date the Fund commenced investment operations. As of June 30, 2001, deferred costs have been fully amortized for the Asia Growth Fund.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(unaudited) (continued)



  (a) Investment Valuation. Portfolio securities, including options and futures contracts, listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the Schedule of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

  Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time (and at approximately 12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

  Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

  (b) Futures Contracts. Certain Funds may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

  (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

  (d) Mortgage Rolls. The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2001 was approximately $6,888,137, for the Balanced Fund.

Notes to Financial Statements
(unaudited) (continued)



  (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. The Funds did not enter into any reverse repurchase agreements during the six months ended June 30, 2001.

  (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

  (h) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At June 30, 2001, the Capital Fund had the following open forward foreign currency contracts:

               Settlement                 Market  Unrealized
 Capital Fund     Date    Local Currency  Value      Loss
-------------- ---------- -------------- -------- ----------
To Buy:
 British Pound   7/2/01      261,745     $368,116  $(3,195)
                                                   =======

  (i) Loan Participations. The Balanced Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender").

  In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(unaudited) (continued)



  (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

  (k) Dividends and Distributions to Shareholders. Dividends from net investment income for the Balanced Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund and Large Cap Growth Fund are declared on an annual basis. Dividends from net investment income for the Investors Value Fund and Capital Fund, if any, are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

  (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution, shareholder servicing and communications fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  (m) Expenses. Direct expenses are charged to the Funds that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discount or amortization of premium, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than service and distribution fees), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Value Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.90% for the International Equity Fund, 0.80% for the Asia Growth Fund and Small Cap Growth Fund, 0.55% for the Balanced Fund and 0.75% for the Large Cap Growth Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million-1%; next $100 million-0.75%; next $200 million-0.625%; excess over $400 million-0.50%. SBAM Ltd., an affiliate of SBAM, provides certain advisory and administrative services for the benefit of Asia Growth Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Salomon Brothers Asia Pacific Ltd. ("SBAM AP"), an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Citibank, N.A., ("Citibank") as sub-adviser to the International Equity Fund and the Large Cap Growth Fund.

Notes to Financial Statements
(unaudited) (continued)



The Investors Value Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:


Average Daily Net Assets Annual Fee Rate
-----------------------------------------
   First $350 million...      0.650%
   Next $150 million....      0.550%
   Next $250 million....      0.525%
   Next $250 million....      0.500%
   Over $1 billion......      0.450%

At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investors Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year periods ended March 31 and June 30, 2001, the Investors Value Fund exceeded the S&P 500 Index's performance by approximately 27.05% and 18.54%, respectively. As a result, base management fees were increased, in aggregate, by $441,138 for the six months ended June 30, 2001.

The Capital Fund pays the manager a fee of:


Average Daily Net Assets Annual Fee Rate
-----------------------------------------
   First $100 million...      1.000%
   Next $100 million....      0.750%
   Next $200 million....      0.625%
   Over $400 million....      0.500%

For the six months ended June 30, 2001 SBAM waived management fees of $55,194, $39,236, $37,928 and $120,677, for the Asia Growth Fund, International Equity Fund, Large Cap Growth Fund and Balanced Fund, respectively, and voluntarily absorbed expenses of $71,254 for the Asia Growth Fund.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. The Capital Fund, Investors Value Fund and Small Cap Growth Fund pay this fee to the manager, who in turn pays SBFM.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O and Y) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the applicable Funds at the rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B and Class 2 shares of each Fund at a rate of 0.75% of the value of the average net assets of the respective class. Class O and Y shares are not subject to a service and distribution plan fee.

Notes to Financial Statements
(unaudited) (continued)



For the six months ended June 30, 2001, total service and distribution plan fees were as follows:


                                                  Class A   Class B   Class 2
-------------------------------------------------------------------------------
Asia Growth Fund................................. $  5,067 $   28,877 $ 15,208
International Equity Fund........................   16,229     21,002   19,931
Small Cap Growth Fund............................  208,904    603,918   77,645
Capital Fund.....................................  211,587  1,220,365  888,556
Large Cap Growth Fund............................    2,190     27,479   11,844
Investors Value Fund.............................  123,211    413,273  167,006
Balanced Fund....................................   30,081    355,975   76,273

For the six months ended June 30, 2001, sales charges received by SSB and contingent deferred sales charges (CDSCs) paid to SSB were approximately:

                              Sales Charges              CDSCs
                          --------------------- ------------------------

                           Class A    Class 2   Class A Class B  Class 2
-------------------------------------------------------------------------
Asia Growth Fund......... $   47,388 $    1,793   $--   $ 16,121 $   359
International Equity Fund     24,112     10,493    --      6,459     905
Small Cap Growth Fund....     48,638     16,411     2     40,168   1,135
Capital Fund.............  1,572,833  1,211,940     3    297,097  37,259
Large Cap Growth Fund....      1,411      5,350    --     13,965     244
Investors Value Fund.....    163,522    264,488    --     79,820   2,003
Balanced Fund............     19,960     14,490    --    116,505     541

Brokerage commissions of $125 and $126 were paid by the International Equity Fund and Large Cap Growth Fund, respectively, to SSB.

3. Capital Stock

At June 30, 2001, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Investors Value Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Capital Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share.

At June 30, 2001, total paid-in capital amounted to the following for each class:


                            Class A      Class B      Class 2      Class O      Class Y
------------------------------------------------------------------------------------------
Asia Growth Fund......... $  6,356,921 $  7,225,166 $  3,410,731 $    672,320 $        --
International Equity Fund   14,717,894    5,166,859    4,786,051    1,031,851          --
Small Cap Growth Fund....  143,930,206  115,576,441   21,563,623      864,473          --
Capital Fund.............  226,944,022  300,927,334  245,148,956  160,396,513  40,882,860
Large Cap Growth Fund....    1,833,529    6,330,115    3,052,935    1,708,401          --
Investors Value Fund.....  133,465,862   92,291,758   51,655,282  510,236,752          --
Balanced Fund............   19,493,002   66,765,876   15,347,424      454,620          --

Notes to Financial Statements
(unaudited) (continued)


Transactions in Fund shares for the periods indicated were as follows:

                                                     Class A Shares
                                 ------------------------------------------------------
                                      Six Months Ended               Year Ended
                                        June 30, 2001             December 31, 2000
                                 --------------------------  --------------------------
                                   Shares        Amount        Shares        Amount
                                 -----------  -------------  -----------  -------------
Asia Growth Fund
  Shares sold...................   1,244,222  $  10,433,257    1,225,976  $  13,553,082
  Shares issued as reinvestment.          --             --           --             --
  Shares reacquired.............  (1,201,751)   (10,246,687)  (1,326,838)   (14,856,591)
                                 -----------  -------------  -----------  -------------
  Net increase (decrease).......      42,471  $     186,570     (100,862) $  (1,303,509)
                                 ===========  =============  ===========  =============
International Equity Fund
  Shares sold...................   1,664,456  $  14,998,451    1,518,781  $  17,067,765
  Shares issued as reinvestment.          --             --           --             --
  Shares reacquired.............  (1,693,736)   (14,919,995)    (422,199)    (4,511,669)
                                 -----------  -------------  -----------  -------------
  Net increase (decrease).......     (29,280) $      78,456    1,096,582  $  12,556,096
                                 ===========  =============  ===========  =============
Small Cap Growth Fund
  Shares sold...................   9,843,494  $ 132,090,540   17,406,464  $ 302,321,866
  Shares issued as reinvestment.          --             --    3,277,744     51,039,869
  Shares reacquired............. (10,101,118)  (135,028,630) (17,862,663)  (312,118,925)
                                 -----------  -------------  -----------  -------------
  Net increase (decrease).......    (257,624) $  (2,938,090)   2,821,545  $  41,242,810
                                 ===========  =============  ===========  =============
Capital Fund+
  Shares sold...................   5,245,957  $ 138,581,973    4,389,984  $ 119,304,943
  Shares issued as reinvestment.     130,644      3,354,791      372,622      9,639,763
  Shares reacquired.............  (1,072,877)   (28,042,945)  (1,626,712)   (44,919,261)
                                 -----------  -------------  -----------  -------------
  Net increase..................   4,303,724  $ 113,893,819    3,135,894  $  84,025,445
                                 ===========  =============  ===========  =============
Large Cap Growth Fund-
  Shares sold...................      14,492  $     120,767      159,874  $   1,703,281
  Shares issued as reinvestment.          --             --          438          4,608
  Shares reacquired.............     (79,966)      (714,343)    (110,891)    (1,139,337)
                                 -----------  -------------  -----------  -------------
  Net increase (decrease).......     (65,474) $    (593,576)      49,421  $     568,552
                                 ===========  =============  ===========  =============
Investors Value Fund
  Shares sold...................   4,042,408  $  82,507,214    4,728,211  $ 101,416,187
  Shares issued as reinvestment.       7,807        153,813      375,325      7,657,832
  Shares reacquired.............  (1,068,988)   (21,741,733)  (3,140,275)   (67,516,989)
                                 -----------  -------------  -----------  -------------
  Net increase..................   2,981,227  $  60,919,294    1,963,261  $  41,557,030
                                 ===========  =============  ===========  =============
Balanced Fund
  Shares sold...................     133,282  $   1,725,588      121,968  $   1,565,823
  Shares issued as reinvestment.      25,036        325,024      132,704      1,706,871
  Shares reacquired.............    (209,255)    (2,701,899)  (1,125,091)   (14,471,749)
                                 -----------  -------------  -----------  -------------
  Net increase (decrease).......     (50,937) $    (651,287)    (870,419) $ (11,199,055)
                                 ===========  =============  ===========  =============

                                                   Class B Shares
                                 -------------------------------------------------
                                     Six Months Ended            Year Ended
                                      June 30, 2001           December 31, 2000
                                 -----------------------  ------------------------
                                  Shares       Amount       Shares       Amount
                                 ---------  ------------  ----------  ------------
Asia Growth Fund
  Shares sold...................   178,170  $  1,468,093     114,105  $  1,424,261
  Shares issued as reinvestment.        --            --          --            --
  Shares reacquired.............  (232,712)   (1,953,961)   (258,015)   (2,953,964)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease).......   (54,542) $   (485,868)   (143,910) $ (1,529,703)
                                 =========  ============  ==========  ============
International Equity Fund
  Shares sold...................    14,882  $    135,133     304,079  $  3,587,351
  Shares issued as reinvestment.        --            --          --            --
  Shares reacquired.............   (58,514)     (520,427)   (121,020)   (1,303,562)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease).......   (43,632) $   (385,294)    183,059  $  2,283,789
                                 =========  ============  ==========  ============
Small Cap Growth Fund
  Shares sold...................   154,849  $  2,036,896     763,001  $ 13,760,163
  Shares issued as reinvestment.        --            --   2,602,620    39,593,578
  Shares reacquired.............  (648,423)   (8,386,602) (1,140,434)  (19,419,109)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease).......  (493,574) $ (6,349,706)  2,225,187  $ 33,934,632
                                 =========  ============  ==========  ============
Capital Fund+
  Shares sold................... 4,339,871  $111,061,744   4,583,119  $120,789,283
  Shares issued as reinvestment.   169,986     4,267,722     741,485    18,792,188
  Shares reacquired.............  (568,552)  (14,457,658)   (656,862)  (17,366,622)
                                 ---------  ------------  ----------  ------------
  Net increase.................. 3,941,305  $100,871,808   4,667,742  $122,214,849
                                 =========  ============  ==========  ============
Large Cap Growth Fund-
  Shares sold...................    21,248  $    182,847     249,543  $  2,595,141
  Shares issued as reinvestment.        --            --       1,497        15,706
  Shares reacquired.............  (161,009)   (1,400,942)    (88,131)     (901,984)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease).......  (139,761) $ (1,218,095)    162,909  $  1,708,863
                                 =========  ============  ==========  ============
Investors Value Fund
  Shares sold...................   611,762  $ 12,301,473     581,183  $ 11,909,066
  Shares issued as reinvestment.     1,298        25,206     479,855     9,642,502
  Shares reacquired.............  (277,961)   (5,590,240) (1,031,553)  (21,141,263)
                                 ---------  ------------  ----------  ------------
  Net increase..................   335,099  $  6,736,439      29,485  $    410,305
                                 =========  ============  ==========  ============
Balanced Fund
  Shares sold...................   113,553  $  1,453,186     209,288  $  2,684,605
  Shares issued as reinvestment.    60,532       782,015     348,615     4,465,746
  Shares reacquired.............  (502,782)   (6,469,839) (2,470,078)  (31,561,123)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease).......  (328,697) $ (4,234,638) (1,912,175) $(24,410,772)
                                 =========  ============  ==========  ============

--------
+  Inception date for Class Y shares is January 31, 2001.

                 Class 2 Shares                                       Class O Shares                       Class Y Shares
------------------------------------------------   ---------------------------------------------------  ---------------------
    Six Months Ended             Year Ended            Six Months Ended              Year Ended             Period Ended
     June 30, 2001           December 31, 2000           June 30, 2001           December 31, 2000          June 30, 2001
-----------------------   -----------------------  ------------------------  -------------------------  ---------------------
 Shares        Amount      Shares       Amount       Shares       Amount       Shares       Amount       Shares     Amount
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
   42,898   $    355,502    151,767  $  1,620,562     452,623  $  4,014,311     215,922  $   1,958,884         --          --
       --             --         --            --          --            --          --             --         --          --
  (75,477)      (633,923)  (115,498)   (1,142,979)   (454,234)   (4,077,594)   (222,430)    (2,047,229)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
  (32,579)  $   (278,421)    36,269  $    477,583      (1,611) $    (63,283)     (6,508) $     (88,345)        --          --
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========
  458,871   $  4,086,958    679,652  $  7,615,672          --  $         --       5,019  $      58,711         --          --
       --             --         --            --          --            --          --             --         --          --
 (516,853)    (4,591,966)  (413,869)   (4,320,868)     (1,988)      (17,450)       (858)       (10,269)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
  (57,982)  $   (505,008)   265,783  $  3,294,804      (1,988) $    (17,450)      4,161  $      48,442         --          --
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========
  134,929   $  1,787,643    227,827  $  3,983,287     136,664  $  1,882,646      33,347  $     634,875         --          --
       --             --    320,843     4,880,624          --            --       9,854        147,811         --          --
 (100,408)    (1,304,702)  (200,715)   (3,424,258)   (136,311)   (1,859,172)     (3,755)       (52,613)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
   34,521   $    482,941    347,955  $  5,439,653         353  $     23,474      39,446  $     730,073         --          --
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========
4,751,121   $122,001,928  3,814,660  $100,867,297     398,432  $ 10,491,693     721,559  $  19,104,652  1,455,604 $40,000,000
  137,000      3,445,102    411,146    10,381,524     204,655     5,288,796   1,375,831     36,197,045     34,108     882,860
 (317,250)    (8,021,358)  (311,713)   (8,358,445)   (582,702)  (15,342,653) (1,671,152)   (45,630,896)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
4,570,871   $117,425,672  3,914,093  $102,890,376      20,385  $    437,836     426,238  $   9,670,801  1,489,712 $40,882,860
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========
   61,292   $    529,555    173,253  $  1,856,955         104  $        802       2,511  $      25,928         --          --
       --             --        499         5,240          --            --           5             61         --          --
  (14,910)      (130,295)   (30,353)     (319,619)       (535)       (4,284)       (932)       (10,200)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
   46,382   $    399,260    143,399  $  1,542,576        (431) $     (3,482)      1,584  $      15,789         --          --
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========
1,342,878   $ 27,059,942    477,982  $  9,945,835   2,022,549  $ 41,872,757   1,841,113  $  18,757,901         --          --
      532         10,364    135,699     2,727,780      67,681     1,331,130   2,987,563     80,696,732         --          --
 (106,063)    (2,137,168)  (217,022)   (4,454,591) (1,321,064)  (27,188,410) (2,374,247)   (50,227,315)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
1,237,347   $ 24,933,138    396,659  $  8,219,024     769,166  $ 16,015,477   2,454,429  $  49,227,318         --          --
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========
  115,096   $  1,475,334    149,001  $  1,903,703         799  $     10,600       2,251  $      29,232         --          --
   12,773        165,468     73,060       938,170       1,662        21,728       8,344        108,015         --          --
 (148,978)    (1,921,939)  (655,817)   (8,405,248)    (26,942)     (351,601)     (7,541)       (96,538)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
  (21,109)  $   (281,137)  (433,756) $ (5,563,375)    (24,481) $   (319,273)      3,054  $      40,709         --          --
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========

Notes to Financial Statements
(unaudited) (continued)



At June 30, 2001, Salomon Brothers Holding Co., Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

International Equity Fund..........................................  4.49%
Large Cap Growth Fund.............................................. 13.89%

4. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                   Purchases      Sales
                                                  ------------ ------------
Asia Growth Fund................................. $  7,802,364 $  9,065,915
                                                  ============ ============
International Equity Fund........................ $  1,615,727 $  2,941,489
                                                  ============ ============
Small Cap Growth Fund............................ $125,016,439 $126,697,052
                                                  ============ ============
Capital Fund..................................... $600,866,718 $296,920,945
                                                  ============ ============
Large Cap Growth Fund............................ $  1,847,891 $  3,222,989
                                                  ============ ============
Investors Value Fund............................. $275,277,233 $144,918,240
                                                  ============ ============
Balanced Fund:
  U.S. government securities..................... $  1,968,082 $  3,882,278
  Other investments..............................   32,404,151   44,042,405
                                                  ------------ ------------
                                                  $ 34,372,233 $ 47,924,683
                                                  ============ ============

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                   Net
                                      Gross        Gross        Unrealized
                                    Unrealized   Unrealized    Appreciation
                                   Appreciation Depreciation  (Depreciation)
                                   ------------ ------------  --------------
Asia Growth Fund.................. $  1,176,926 $ (1,580,735)  $   (403,809)
International Equity Fund.........    1,930,697   (6,654,006)    (4,723,309)
Small Cap Growth Fund.............   44,605,316  (42,796,482)     1,808,834
Capital Fund......................  126,488,675  (79,440,160)    47,048,515
Large Cap Growth Fund.............      600,751   (1,266,364)      (665,613)
Investors Value Fund..............  212,022,346  (62,955,856)   149,066,490
Balanced Fund.....................   11,122,599   (6,739,978)     4,382,621

Notes to Financial Statements
(unaudited) (continued)



The following written covered put option transactions for the Capital Fund occurred during the six months ended June 30, 2001:

                                                     Number of    Premiums
                                                     Contracts Received (Paid)
                                                     --------- ---------------
 Options written, outstanding at December 31, 2000..     --       $      --
 Options written....................................     50         249,842
 Options terminated in closing purchase transactions    (50)       (249,842)
                                                        ---       ---------
 Options written, outstanding at June 30, 2001......     --       $       0
                                                        ===       =========

The following written covered call option transactions for the Capital Fund occurred during the six months ended June 30, 2001:

                                                     Number of    Premiums
                                                     Contracts Received (Paid)
                                                     --------- ---------------
 Options written, outstanding at December 31, 2000..    283       $ 29,219
 Options terminated in closing purchase transactions   (283)       (29,219)
                                                       ----       --------
 Options written, outstanding at June 30, 2001......     --       $      0
                                                       ====       ========

The following written covered call option transactions for the Investors Value Fund occurred during the six months ended
June 30, 2001:

                                                     Number of    Premiums
                                                     Contracts Received (Paid)
                                                     --------- ---------------
 Options written, outstanding at December 31, 2000..   1,248     $   130,525
 Options written....................................   8,791       1,733,137
 Options terminated in closing purchase transactions  (4,789)     (1,022,011)
 Options exercised..................................    (375)       (167,620)
 Options expired....................................    (774)        (37,151)
                                                      ------     -----------
 Options written, outstanding at June 30, 2001......   4,101     $   636,880
                                                      ======     ===========


The following represents the written covered call option contracts open at June 30, 2001, for the Investors Value Fund:

Number of                                                                               Strike
Contracts                                                                    Expiration Price     Value
---------                                                                    ---------- ------ -----------
  1,016   Honeywell International Inc.......................................  7/21/01   $45.00 $   (25,400)
  3,085   SCI Systems, Inc..................................................  7/21/01    22.50  (1,172,300)
                                                                                               -----------
          Total Written Covered Call Options (Premiums received -- $636,880)                   $(1,197,700)
                                                                                               ===========


Notes to Financial Statements
(unaudited) (continued)

At June 30, 2001, the Small Cap Growth Fund had the following open futures contracts:

      Purchased        # of                                        Unrealized
      Contracts      Contracts Expiration Basis Value Market Value    Loss
      ---------      --------- ---------- ----------- ------------ ----------
  Russell 2000 Index    65        9/01    $16,794,895 $16,757,000  $(37,895)
                                                                   =========

5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(unaudited) (continued)



6. Tax Information

At December 31, 2000, the Asia Growth Fund, International Equity Fund and the Large Cap Growth Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $2,422,000, $162,000 and $722,000 available to offset future capital gains through December 31, 2006, 2008 and 2008, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the capital accounts of the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, Large Cap Growth Fund, Investors Value Fund and Balanced Fund to reflect the permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $109,179, $158,804 and $135,391 was reclassified to paid-in capital for the Asia Growth Fund, International Equity Fund and Large Cap Growth Fund, respectively. The Asia Growth Fund also reclassified $40 from accumulated net realized losses to paid-in capital. The Small Cap Growth Fund, Capital Fund, and Investors Value Fund had reclassifications of $47,361,722, $9,890,554 and $11,568,335,
respectively, from accumulated net realized gains to paid-in capital. For Balanced Fund, a portion of accumulated net investment income, amounting to $135,026, and accumulated net realized gain, amounting to $1,016,707, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes.

          Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Asia Growth Fund

--------------------------------------------------------------------------------

                                                                                                         Class A Shares
                                                                                    --------------------------------------
                                                                                    2001(1)     2000     1999      1998
                                                                                    -------    ------   ------    ------
Net Asset Value, Beginning of Period...............................................  $8.48     $12.67    $6.50     $7.48
                                                                                    ------     ------   ------    ------
Income (Loss) From Operations:
  Net investment income (loss).....................................................   0.02*     (0.01)*  (0.00)*#   0.10
  Net realized and unrealized gain (loss)..........................................  (0.43)     (4.18)    6.17     (1.08)
                                                                                    ------     ------   ------    ------
Total Income (Loss) From Operations................................................  (0.41)     (4.19)    6.17     (0.98)
                                                                                    ------     ------   ------    ------
Less Distributions From:
  Net investment income............................................................     --         --       --        --
  Net realized gains...............................................................     --         --       --        --
                                                                                    ------     ------   ------    ------
Total Distributions................................................................     --         --       --        --
                                                                                    ------     ------   ------    ------
Net Asset Value, End of Period.....................................................  $8.07      $8.48   $12.67     $6.50
                                                                                    ======     ======   ======    ======
Total Return (3)...................................................................   (4.8)%++  (33.1)%   94.9%    (13.1)%
Net Assets, End of Period (000s)................................................... $4,058     $3,902   $7,108    $4,385
Ratios to Average Net Assets:
  Total expenses, including interest expense.......................................     --       1.31%      --        --
  Total expenses, excluding interest expense (operating expenses)..................   1.24%+     1.24%    1.24%     1.24%
  Net investment income (loss).....................................................   0.50%+    (0.06)%  (0.01)%    1.48%
Portfolio Turnover Rate............................................................     59%       170%     248%      436%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.................................................... $(0.13)*   $(0.17)* $(0.12)*  $(0.07)
  Expense ratio....................................................................   3.07%+     2.72%    2.62%     3.79%


                                                                                     1997    1996(2)
                                                                                    ------   -------
Net Asset Value, Beginning of Period............................................... $10.32   $10.00
                                                                                    ------   ------
Income (Loss) From Operations:
  Net investment income (loss).....................................................   0.03     0.05
  Net realized and unrealized gain (loss)..........................................  (2.59)    0.47
                                                                                    ------   ------
Total Income (Loss) From Operations................................................  (2.56)    0.52
                                                                                    ------   ------
Less Distributions From:
  Net investment income............................................................  (0.03)   (0.05)
  Net realized gains...............................................................  (0.25)   (0.15)
                                                                                    ------   ------
Total Distributions................................................................  (0.28)   (0.20)
                                                                                    ------   ------
Net Asset Value, End of Period.....................................................  $7.48   $10.32
                                                                                    ======   ======
Total Return (3)...................................................................  (25.6)%    5.2%++
Net Assets, End of Period (000s)................................................... $6,491   $3,693
Ratios to Average Net Assets:
  Total expenses, including interest expense.......................................     --       --
  Total expenses, excluding interest expense (operating expenses)..................   1.24%    1.24%+
  Net investment income (loss).....................................................   0.27%    0.90%+
Portfolio Turnover Rate............................................................    294%     119%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.................................................... $(0.23)  $(0.18)
  Expense ratio....................................................................   3.81%    5.50%+

Asia Growth Fund

--------------------------------------------------------------------------------

                                                                                                         Class B Shares
                                                                                    --------------------------------------
                                                                                    2001(1)     2000     1999      1998
                                                                                    --------------------------------------
Net Asset Value, Beginning of Period...............................................  $8.24     $12.41     $6.42    $7.44

                                                                                    ------     ------   -------   ------
Income (Loss) From Operations:
  Net investment income (loss).....................................................  (0.00)*#   (0.11)*   (0.06)*   0.05
  Net realized and unrealized gain (loss)..........................................  (0.41)     (4.06)     6.05    (1.07)
                                                                                    ------     ------   -------   ------
Total Income (Loss) From Operations................................................  (0.41)     (4.17)     5.99    (1.02)
                                                                                    ------     ------   -------   ------
Less Distributions From:
  Net investment income............................................................     --         --        --       --
  Net realized gains...............................................................     --         --        --       --
                                                                                    ------     ------   -------   ------
Total Distributions................................................................     --         --        --       --
                                                                                    ------     ------   -------   ------
Net Asset Value, End of Period.....................................................  $7.83      $8.24    $12.41    $6.42
                                                                                    ======     ======   =======   ======
Total Return (3)...................................................................   (5.0)%++  (33.6)%    93.3%   (13.7)%
Net Assets, End of Period (000s)................................................... $5,168     $5,893   $10,658   $5,256
Ratios to Average Net Assets:
  Total expenses, including interest expense.......................................     --       2.06%       --       --
  Total expenses, excluding interest expense (operating expenses)..................   1.99%+     1.99%     1.99%    1.99%
  Net investment income (loss).....................................................  (0.10)%+   (0.95)%   (0.74)%   0.77%
Portfolio Turnover Rate............................................................     59%       170%      248%     436%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.................................................... $(0.16)*   $(0.26)*  $(0.12)* $(0.11)
  Expense ratio....................................................................   3.82%+     3.47%     3.39%    4.55%


                                                                                     1997    1996(2)

Net Asset Value, Beginning of Period............................................... $10.31   $10.00

                                                                                    ------   ------
Income (Loss) From Operations:
  Net investment income (loss).....................................................  (0.05)    0.01
  Net realized and unrealized gain (loss)..........................................  (2.57)    0.46
                                                                                    ------   ------
Total Income (Loss) From Operations................................................  (2.62)    0.47
                                                                                    ------   ------
Less Distributions From:
  Net investment income............................................................     --    (0.01)
  Net realized gains...............................................................  (0.25)   (0.15)
                                                                                    ------   ------
Total Distributions................................................................  (0.25)   (0.16)
                                                                                    ------   ------
Net Asset Value, End of Period.....................................................  $7.44   $10.31
                                                                                    ======   ======
Total Return (3)...................................................................  (26.1)%    4.7%++
Net Assets, End of Period (000s)................................................... $5,738   $3,163
Ratios to Average Net Assets:
  Total expenses, including interest expense.......................................     --       --
  Total expenses, excluding interest expense (operating expenses)..................   1.99%    1.99%+
  Net investment income (loss).....................................................  (0.48)%   0.20%+
Portfolio Turnover Rate............................................................    294%     119%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.................................................... $(0.30)  $(0.23)
  Expense ratio....................................................................   4.56%    6.25%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from May 6, 1996 (inception date) to December 31, 1996.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Asia Growth Fund

--------------------------------------------------------------------------------

                                                                                                         Class 2 Shares
                                                                                    -------------------------------------
                                                                                    2001(1)     2000     1999    1998(2)
                                                                                    -------    ------   ------   -------
Net Asset Value, Beginning of Period...............................................  $8.24     $12.41    $6.42    $7.44
                                                                                    ------     ------   ------   ------
Income (Loss) From Operations:
  Net investment income (loss).....................................................  (0.00)*#   (0.10)*  (0.06)*   0.05
  Net realized and unrealized gain (loss)..........................................  (0.41)     (4.07)    6.05    (1.07)
                                                                                    ------     ------   ------   ------
Total Income (Loss) From Operations................................................  (0.41)     (4.17)    5.99    (1.02)
                                                                                    ------     ------   ------   ------
Less Distributions From:
  Net investment income............................................................     --         --       --       --
  Net realized gains...............................................................     --         --       --       --
                                                                                    ------     ------   ------   ------
Total Distributions................................................................     --         --       --       --
                                                                                    ------     ------   ------   ------
Net Asset Value, End of Period.....................................................  $7.83      $8.24   $12.41    $6.42
                                                                                    ======     ======   ======   ======
Total Return (4)...................................................................   (5.0)%++  (33.6)%   93.3%   (13.7)%
Net Assets, End of Period (000s)................................................... $2,696     $3,107   $4,227   $2,291
Ratios to Average Net Assets:
  Total expenses, including interest expense.......................................     --       2.08%      --       --
  Total expenses, excluding interest expense (operating expenses)..................   1.99%+     1.99%    1.99%    1.99%
  Net investment income (loss).....................................................  (0.11)%+   (0.87)%  (0.76)%   0.80%
Portfolio Turnover Rate............................................................     59%       170%     248%     436%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.................................................... $(0.16)*   $(0.25)* $(0.11)* $(0.11)
  Expense ratio....................................................................   3.82%+     3.48%    3.37%    4.55%


                                                                                     1997    1996(3)
                                                                                    ------   -------
Net Asset Value, Beginning of Period............................................... $10.30   $10.00
                                                                                    ------   ------
Income (Loss) From Operations:
  Net investment income (loss).....................................................  (0.05)    0.01
  Net realized and unrealized gain (loss)..........................................  (2.56)    0.45
                                                                                    ------   ------
Total Income (Loss) From Operations................................................  (2.61)    0.46
                                                                                    ------   ------
Less Distributions From:
  Net investment income............................................................     --    (0.01)
  Net realized gains...............................................................  (0.25)   (0.15)
                                                                                    ------   ------
Total Distributions................................................................  (0.25)   (0.16)
                                                                                    ------   ------
Net Asset Value, End of Period.....................................................  $7.44   $10.30
                                                                                    ======   ======
Total Return (4)...................................................................  (26.0)%    4.6%++
Net Assets, End of Period (000s)................................................... $1,643     $246
Ratios to Average Net Assets:
  Total expenses, including interest expense.......................................     --       --
  Total expenses, excluding interest expense (operating expenses)..................   1.99%    2.00%+
  Net investment income (loss).....................................................  (0.47)%   0.08%+
Portfolio Turnover Rate............................................................    294%     119%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.................................................... $(0.30)  $(0.20)
  Expense ratio....................................................................   4.56%    6.26%+

Asia Growth Fund

--------------------------------------------------------------------------------

                                                                                                               Class O Shares
                                                                                          -------------------------------------
                                                                                          2001(1)     2000     1999     1998
                                                                                          -------    ------   ------   ------
Net Asset Value, Beginning of Period.....................................................  $8.56     $12.76    $6.54    $7.50
                                                                                          ------     ------   ------   ------
Income (Loss) From Operations:
  Net investment income..................................................................   0.04*      0.02*    0.02*    0.12
  Net realized and unrealized gain (loss)................................................  (0.42)     (4.22)    6.20    (1.08)
                                                                                          ------     ------   ------   ------
Total Income (Loss) From Operations......................................................  (0.38)     (4.20)    6.22    (0.96)
                                                                                          ------     ------   ------   ------
Less Distributions From:
  Net investment income..................................................................     --         --       --       --
  Net realized gains.....................................................................     --         --       --       --
                                                                                          ------     ------   ------   ------
Total Distributions......................................................................     --         --       --       --
                                                                                          ------     ------   ------   ------
Net Asset Value, End of Period...........................................................  $8.18      $8.56   $12.76    $6.54
                                                                                          ======     ======   ======   ======
Total Return (4).........................................................................   (4.4)%++  (32.9)%   95.1%   (12.8)%
Net Assets, End of Period (000s).........................................................   $794       $846   $1,343   $1,354
Ratios to Average Net Assets:
  Total expenses, including interest expense.............................................     --       1.06%      --       --
  Total expenses, excluding interest expense (operating expenses)........................   0.99%+     0.99%    0.97%    0.99%
  Net investment income..................................................................   0.97%+     0.14%    0.23%    1.90%
Portfolio Turnover Rate..................................................................     59%       170%     248%     436%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.......................................................... $(0.13)*   $(0.15)* $(0.11)* $(0.04)
  Expense ratio..........................................................................   2.82%+     2.48%    2.32%    3.55%


                                                                                           1997    1996(3)
                                                                                          ------   -------
Net Asset Value, Beginning of Period..................................................... $10.32   $10.00
                                                                                          ------   ------
Income (Loss) From Operations:
  Net investment income..................................................................   0.05     0.07
  Net realized and unrealized gain (loss)................................................  (2.59)    0.46
                                                                                          ------   ------
Total Income (Loss) From Operations......................................................  (2.54)    0.53
                                                                                          ------   ------
Less Distributions From:
  Net investment income..................................................................  (0.03)   (0.06)
  Net realized gains.....................................................................  (0.25)   (0.15)
                                                                                          ------   ------
Total Distributions......................................................................  (0.28)   (0.21)
                                                                                          ------   ------
Net Asset Value, End of Period...........................................................  $7.50   $10.32
                                                                                          ======   ======
Total Return (4).........................................................................  (25.3)%    5.3%++
Net Assets, End of Period (000s).........................................................   $412     $124
Ratios to Average Net Assets:
  Total expenses, including interest expense.............................................     --       --
  Total expenses, excluding interest expense (operating expenses)........................   0.99%    0.99%+
  Net investment income..................................................................   0.51%    1.21%+
Portfolio Turnover Rate..................................................................    294%     119%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.......................................................... $(0.20)  $(0.18)
  Expense ratio..........................................................................   3.56%    5.25%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)For the period from May 6, 1996 (inception date) to December 31, 1996.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund

--------------------------------------------------------------------------------

                                                                                                 Class A Shares
                                                                                         ----------------------------
                                                                                         2001(1)      2000     1999(2)
                                                                                         -------     -------   -------
Net Asset Value, Beginning of Period....................................................   $9.60      $12.49   $10.00
                                                                                         -------     -------   ------
Income (Loss) From Operations:
  Net investment income (loss) (3)......................................................    0.01       (0.04)   (0.03)
  Net realized and unrealized gain (loss)...............................................   (0.97)      (2.85)    2.52
                                                                                         -------     -------   ------
Total Income (Loss) From Operations.....................................................   (0.96)      (2.89)    2.49
                                                                                         -------     -------   ------
Less Distributions From:
  Net investment income.................................................................      --          --       --
  Net realized gains....................................................................      --          --       --
                                                                                         -------     -------   ------
Total Distributions.....................................................................      --          --       --
                                                                                         -------     -------   ------
Net Asset Value, End of Period..........................................................   $8.64       $9.60   $12.49
                                                                                         =======     =======   ======
Total Return (4)........................................................................   (10.0)%++   (23.1)%   24.9%++
Net Assets, End of Period (000s)........................................................ $10,971     $12,472   $2,538
Ratios to Average Net Assets:
  Expenses..............................................................................    1.75%+      1.75%    1.75%+
  Net investment income (loss)..........................................................    0.14%+     (0.41)%  (1.39)%+
Portfolio Turnover Rate.................................................................       8%          1%       1%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3).....................................................  $(0.01)     $(0.08)  $(0.08)
  Expense ratio.........................................................................    2.09%+      2.10%    4.36%+

International Equity Fund

--------------------------------------------------------------------------------

                                                                                                 Class B Shares
                                                                                         --------------------------
                                                                                         2001(1)     2000    1999(2)
                                                                                         -------    ------   -------
Net Asset Value, Beginning of Period....................................................  $9.51     $12.47   $10.00
                                                                                         ------     ------   ------
Income (Loss) From Operations:
  Net investment loss (3)...............................................................  (0.03)     (0.13)   (0.04)
  Net realized and unrealized gain (loss)...............................................  (0.95)     (2.83)    2.51
                                                                                         ------     ------   ------
Total Income (Loss) From Operations.....................................................  (0.98)     (2.96)    2.47
                                                                                         ------     ------   ------
Less Distributions From:
  Net investment income.................................................................     --         --       --
  Net realized gains....................................................................     --         --       --
                                                                                         ------     ------   ------
Total Distributions.....................................................................     --         --       --
                                                                                         ------     ------   ------
Net Asset Value, End of Period..........................................................  $8.53      $9.51   $12.47
                                                                                         ======     ======   ======
Total Return (4)........................................................................  (10.3)%++  (23.7)%   24.7%++
Net Assets, End of Period (000s)........................................................ $3,830     $4,685   $3,863
Ratios to Average Net Assets:
  Expenses..............................................................................   2.50%+     2.50%    2.50%+
  Net investment loss...................................................................  (0.64)%+   (1.19)%  (2.30)%+
Portfolio Turnover Rate.................................................................      8%         1%       1%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3)..................................................... $(0.04)    $(0.17)  $(0.09)
  Expense ratio.........................................................................   2.84%+     2.85%    5.11%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from October 25, 1999 (inception date) to December 31, 1999.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund

--------------------------------------------------------------------------------

                                                                                                Class 2 Shares
                                                                                         -----------------------------
                                                                                         2001(1)     2000    1999(2)
                                                                                         -----------------------------
Net Asset Value, Beginning of Period....................................................  $9.50     $12.46   $10.00
                                                                                         ------     ------   ------
Income (Loss) From Operations:
  Net investment loss (3)...............................................................  (0.03)     (0.13)   (0.04)
  Net realized and unrealized gain (loss)...............................................  (0.95)     (2.83)    2.50
                                                                                         ------     ------   ------
Total Income (Loss) From Operations.....................................................  (0.98)     (2.96)    2.46
                                                                                         ------     ------   ------
Less Distributions From:
  Net investment income.................................................................     --         --       --
  Net realized gains....................................................................     --         --       --
                                                                                         ------     ------   ------
Total Distributions.....................................................................     --         --       --
                                                                                         ------     ------   ------
Net Asset Value, End of Period..........................................................  $8.52      $9.50   $12.46
                                                                                         ======     ======   ======
Total Return (4)........................................................................  (10.3)%++  (23.8)%   24.6%++
Net Assets, End of Period (000s)........................................................ $3,438     $4,384   $2,441
Ratios to Average Net Assets:
  Expenses..............................................................................   2.50%+     2.50%    2.50%+
  Net investment loss...................................................................  (0.58)%+   (1.15)%  (2.13)%+
Portfolio Turnover Rate.................................................................      8%         1%       1%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3)..................................................... $(0.04)    $(0.17)  $(0.09)
  Expense ratio.........................................................................   2.84%+     2.85%    5.09%+

International Equity Fund

--------------------------------------------------------------------------------

                                                                                                 Class O Shares
                                                                                         -----------------------------
                                                                                         2001(1)     2000    1999(2)
                                                                                         -----------------------------
Net Asset Value, Beginning of Period....................................................  $9.62     $12.49   $10.00
                                                                                         ------     ------   ------
Income (Loss) From Operations:
  Net investment income (loss) (3)......................................................   0.02      (0.02)   (0.02)
  Net realized and unrealized gain (loss)...............................................  (0.97)     (2.85)    2.51
                                                                                         ------     ------   ------
Total Income (Loss) From Operations.....................................................  (0.95)     (2.87)    2.49
                                                                                         ------     ------   ------
Less Distributions From:
  Net investment income.................................................................     --         --       --
  Net realized gains....................................................................     --         --       --
                                                                                         ------     ------   ------
Total Distributions.....................................................................     --         --       --
                                                                                         ------     ------   ------
Net Asset Value, End of Period..........................................................  $8.67      $9.62   $12.49
                                                                                         ======     ======   ======
Total Return (4)........................................................................   (9.9)%++  (23.0)%   24.9%++
Net Assets, End of Period (000s)........................................................   $894     $1,012   $1,262
Ratios to Average Net Assets:
  Expenses..............................................................................   1.50%+     1.50%    1.50%+
  Net investment income (loss)..........................................................   0.31%+    (0.22)%  (0.83)%+
Portfolio Turnover Rate.................................................................      8%         1%       1%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3)..................................................... $(0.00)#   $(0.06)  $(0.07)
  Expense ratio.........................................................................   1.84%+     1.85%    4.05%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from October 25, 1999 (inception date) to December 31, 1999.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Small Cap Growth Fund

--------------------------------------------------------------------------------

                                                                                                           Class A Shares
                                                                                            ----------------------------------
                                                                                            2001(1)        2000       1999
                                                                                            ----------------------------------
Net Asset Value, Beginning of Period.......................................................   $14.23       $17.23     $11.59
                                                                                            --------     --------   --------
Income (Loss) From Operations:
  Net investment income (loss).............................................................     0.06*       (0.04)*    (0.07)*
  Net realized and unrealized gain (loss)..................................................    (0.36)        2.55       6.63
                                                                                            --------     --------   --------
Total Income (Loss) From Operations........................................................    (0.30)        2.51       6.56
                                                                                            --------     --------   --------
Less Distributions From:
  Net realized gains.......................................................................       --        (5.51)     (0.92)
                                                                                            --------     --------   --------
Total Distributions........................................................................       --        (5.51)     (0.92)
                                                                                            --------     --------   --------
Net Asset Value, End of Period.............................................................   $13.93       $14.23     $17.23
                                                                                            ========     ========   ========
Total Return (3)...........................................................................     (2.1)%++     14.1%      57.5%
Net Assets, End of Period (000s)........................................................... $170,924     $178,307   $167,281
Ratios to Average Net Assets:
  Expenses.................................................................................     1.32%+       1.39%      1.37%
  Net investment income (loss).............................................................     0.83%+      (0.25)%    (0.52)%
Portfolio Turnover Rate....................................................................       47%         123%       142%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................      N/A          N/A     $(0.08)*
  Expense ratio............................................................................      N/A          N/A       1.40%


                                                                                            1998(2)

Net Asset Value, Beginning of Period....................................................... $10.00
                                                                                            ------
Income (Loss) From Operations:
  Net investment income (loss).............................................................  (0.02)
  Net realized and unrealized gain (loss)..................................................   1.61
                                                                                            ------
Total Income (Loss) From Operations........................................................   1.59
                                                                                            ------
Less Distributions From:
  Net realized gains.......................................................................     --
                                                                                            ------
Total Distributions........................................................................     --
                                                                                            ------
Net Asset Value, End of Period............................................................. $11.59
                                                                                            ======
Total Return (3)...........................................................................   15.9%++
Net Assets, End of Period (000s)........................................................... $3,205
Ratios to Average Net Assets:
  Expenses.................................................................................   1.50%+
  Net investment income (loss).............................................................  (0.51)%+
Portfolio Turnover Rate....................................................................     96%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................ $(0.06)
  Expense ratio............................................................................   2.30%+

Small Cap Growth Fund

--------------------------------------------------------------------------------

                                                                                                           Class B Shares
                                                                                            ----------------------------------
                                                                                            2001(1)        2000       1999
                                                                                            ----------------------------------
Net Asset Value, Beginning of Period.......................................................   $13.85       $17.01     $11.55
                                                                                            --------     --------   --------
Income (Loss) From Operations:
  Net investment loss......................................................................    (0.00)*#     (0.17)*    (0.17)*
  Net realized and unrealized gain (loss)..................................................    (0.35)        2.52       6.55
                                                                                            --------     --------   --------
Total Income (Loss) From Operations........................................................    (0.35)        2.35       6.38
                                                                                            --------     --------   --------
Less Distributions From:
  Net realized gains.......................................................................       --        (5.51)     (0.92)
                                                                                            --------     --------   --------
Total Distributions........................................................................       --        (5.51)     (0.92)
                                                                                            --------     --------   --------
Net Asset Value, End of Period.............................................................   $13.50       $13.85     $17.01
                                                                                            ========     ========   ========
Total Return (3)...........................................................................     (2.5)%++     13.2%      56.2%
Net Assets, End of Period (000s)........................................................... $122,215     $132,219   $124,560
Ratios to Average Net Assets:
  Expenses.................................................................................     2.14%+       2.14%      2.12%
  Net investment income (loss).............................................................     0.01%+      (1.00)%    (1.23)%
Portfolio Turnover Rate....................................................................       47%         123%       142%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................      N/A          N/A     $(0.17)*
  Expense ratio............................................................................      N/A          N/A       2.15%


                                                                                            1998(2)

Net Asset Value, Beginning of Period....................................................... $10.00
                                                                                            ------
Income (Loss) From Operations:
  Net investment loss......................................................................  (0.06)
  Net realized and unrealized gain (loss)..................................................   1.61
                                                                                            ------
Total Income (Loss) From Operations........................................................   1.55
                                                                                            ------
Less Distributions From:
  Net realized gains.......................................................................     --
                                                                                            ------
Total Distributions........................................................................     --
                                                                                            ------
Net Asset Value, End of Period............................................................. $11.55
                                                                                            ======
Total Return (3)...........................................................................   15.5%++
Net Assets, End of Period (000s)........................................................... $3,850
Ratios to Average Net Assets:
  Expenses.................................................................................   2.25%+
  Net investment income (loss).............................................................  (1.21)%+
Portfolio Turnover Rate....................................................................     96%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................ $(0.10)
  Expense ratio............................................................................   3.05%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from July 1, 1998 (inception date) to December 31, 1998.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Small Cap Growth Fund

--------------------------------------------------------------------------------

                                                                 Class 2 Shares
                                                  -----------------------------------------
                                                  2001(1)       2000      1999     1998(2)(3)
                                                  -----------------------------------------
Net Asset Value, Beginning of Period.............  $13.88       $17.04    $11.56     $10.00
                                                  -------     --------   -------    -------
Income (Loss) From Operations:
 Net investment loss.............................   (0.00)*#     (0.17)*   (0.17)*    (0.06)
 Net realized and unrealized gain (loss).........   (0.35)        2.52      6.57       1.62
                                                  -------     --------   -------    -------
Total Income (Loss) From Operations..............   (0.35)        2.35      6.40       1.56
                                                  -------     --------   -------    -------
Less Distributions From:
 Net realized gains..............................      --        (5.51)    (0.92)        --
                                                  -------     --------   -------    -------
Total Distributions..............................      --        (5.51)    (0.92)        --
                                                  -------     --------   -------    -------
Net Asset Value, End of Period...................  $13.53       $13.88    $17.04     $11.56
                                                  =======     ========   =======    =======
Total Return (4).................................    (2.5)%++     13.2%     56.3%      15.6%++
Net Assets, End of Period (000s)................. $16,521     $ 16,468   $14,285     $1,471
Ratios to Average Net Assets:
 Expenses........................................    2.14%+       2.14%     2.14%      2.25%+
 Net investment income (loss)....................    0.05%+      (1.00)%   (1.22)%    (1.35)%+
Portfolio Turnover Rate..........................      47%         123%      142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned
oncustodian cash balances, net investment loss
per share and expense ratios would have been:
 Net investment loss per share...................     N/A          N/A    $(0.17)*  $ (0.10)
 Expense ratio...................................     N/A          N/A      2.18%      3.05%+

Small Cap Growth Fund

--------------------------------------------------------------------------------

                                                              Class O Shares
                                                  ------------------------------------
                                                  2001(1)     2000      1999    1998(2)
                                                  ------------------------------------
Net Asset Value, Beginning of Period............. $14.34     $17.29    $11.60   $10.00
                                                  ------     ------    ------   ------
Income (Loss) From Operations:
 Net investment income (loss)....................   0.07*     (0.00)*#  (0.06)*  (0.01)
 Net realized and unrealized gain (loss).........  (0.36)      2.56      6.67     1.61
                                                  ------     ------    ------   ------
Total Income (Loss) From Operations..............  (0.29)      2.56      6.61     1.60
                                                  ------     ------    ------   ------
Less Distributions From:
 Net realized gains..............................     --      (5.51)    (0.92)      --
                                                  ------     ------    ------   ------
Total Distributions..............................     --      (5.51)    (0.92)      --
                                                  ------     ------    ------   ------
Net Asset Value, End of Period................... $14.05     $14.34    $17.29   $11.60
                                                  ======     ======    ======   ======
Total Return (4).................................   (2.0)%++   14.4%     57.9%    16.0%++
Net Assets, End of Period (000s).................   $613       $621       $67      $67
Ratios to Average Net Assets:
 Expenses........................................   1.13%+     1.17%     1.24%    1.25%+
 Net investment income (loss)....................   1.00%+    (0.01)%   (0.49)%  (0.18)%+
Portfolio Turnover Rate..........................     47%       123%      142%      96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodiancash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share...................    N/A        N/A    $(0.06)* $(0.05)
 Expense ratio...................................    N/A        N/A      1.27%    2.05%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from July 1, 1998 (inception date) to December 31, 1998.
(3)On September 14, 1998, Class C shares were renamed Class 2 shares.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund

--------------------------------------------------------------------------------

                                                           Class A Shares
                                     -------------------------------------------------------
                                      2001(1)      2000     1999     1998     1997    1996(2)
                                     -------------------------------------------------------
Net Asset Value, Beginning of Period   $25.44      $25.29   $22.92   $21.15  $19.88   $21.98
                                     --------    --------  -------  -------  ------   ------
Income (Loss) From Operations:
  Net investment income (loss)......     0.10*       0.17*    0.15*    0.14   (0.00)#   0.01*
  Net realized and unrealized gain..     1.15        4.53     4.99     4.64    5.10     1.54
                                     --------    --------  -------  -------  ------   ------
Total Income From Operations........     1.25        4.70     5.14     4.78    5.10     1.55
                                     --------    --------  -------  -------  ------   ------
Less Distributions From:
  Net investment income.............    (0.09)      (0.13)   (0.18)   (0.18)     --    (0.15)
  Net realized gains................    (0.55)      (4.42)   (2.59)   (2.83)  (3.83)   (3.50)
                                     --------    --------  -------  -------  ------   ------
Total Distributions.................    (0.64)      (4.55)   (2.77)   (3.01)  (3.83)   (3.65)
                                     --------    --------  -------  -------  ------   ------
Net Asset Value, End of Period......   $26.05      $25.44   $25.29   $22.92  $21.15   $19.88
                                     ========    ========  =======  =======  ======   ======
Total Return (3)....................      5.0%++     18.9%    23.1%    23.7%   26.4%     7.7%++
Net Assets, End of Period (000s).... $224,475    $109,786  $29,814  $11,425  $5,589     $344
Ratios to Average Net Assets:
  Expenses..........................     1.03%+      1.16%    1.27%    1.34%   1.46%    1.88%+
  Net investment income (loss)......     0.79%+      0.66%    0.61%    0.81%  (0.10)%   0.18%+
Portfolio Turnover Rate.............       39%         97%     126%     141%    159%     191%

Capital Fund

--------------------------------------------------------------------------------

                                                            Class B Shares
                                     ---------------------------------------------------------
                                      2001(1)      2000      1999      1998     1997    1996(2)
                                     ---------------------------------------------------------
Net Asset Value, Beginning of Period   $24.86      $24.86    $22.63    $21.01  $19.90   $21.98
                                     --------    --------   -------   -------  ------   ------
Income (Loss) From Operations:
  Net investment income (loss)......    (0.00)*#    (0.04)*   (0.04)*    0.09   (0.07)   (0.02)*
  Net realized and unrealized gain..     1.12        4.46      4.92      4.45    5.01     1.56
                                     --------    --------   -------   -------  ------   ------
Total Income From Operations........     1.12        4.42      4.88      4.54    4.94     1.54
                                     --------    --------   -------   -------  ------   ------
Less Distributions From:
  Net investment income.............    (0.02)         --     (0.06)    (0.09)     --    (0.12)
  Net realized gains................    (0.55)      (4.42)    (2.59)    (2.83)  (3.83)   (3.50)
                                     --------    --------   -------   -------  ------   ------
Total Distributions.................    (0.57)      (4.42)    (2.65)    (2.92)  (3.83)   (3.62)
                                     --------    --------   -------   -------  ------   ------
Net Asset Value, End of Period......   $25.41      $24.86    $24.86    $22.63  $21.01   $19.90
                                     ========    ========   =======   =======  ======   ======
Total Return (3)....................      4.5%++     18.1%     22.2%     22.6%   25.6%     7.6%++
Net Assets, End of Period (000s).... $300,235    $195,736   $79,678   $22,294  $3,820     $219
Ratios to Average Net Assets:
  Expenses..........................     1.80%+      1.91%     2.02%     2.09%   2.20%    2.73%+
  Net investment income (loss)......     0.02%+     (0.14)%   (0.16)%    0.17%  (0.94)%  (0.66)%+
Portfolio Turnover Rate.............       39%         97%      126%      141%    159%     191%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from November 1, 1996 (inception date) to December 31, 1996.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund

--------------------------------------------------------------------------------

                                                           Class 2 Shares
                                     --------------------------------------------------------
                                     2001(1)       2000      1999     1998(2)  1997    1996(3)
                                     --------------------------------------------------------
Net Asset Value, Beginning of Period   $24.90      $24.90    $22.69   $21.02  $19.91   $21.98
                                     --------    --------   -------   ------  ------   ------
Income (Loss) From Operations:
  Net investment income (loss)......    (0.00)*#    (0.03)*   (0.04)*   0.07   (0.06)   (0.02)*
  Net realized and unrealized gain..     1.13        4.45      4.91     4.47    5.00     1.57
                                     --------    --------   -------   ------  ------   ------
Total Income From Operations........     1.13        4.42      4.87     4.54    4.94     1.55
                                     --------    --------   -------   ------  ------   ------
Less Distributions From:
  Net investment income.............    (0.02)         --     (0.07)   (0.04)  (3.83)   (0.12)
  Net realized gains................    (0.55)      (4.42)    (2.59)   (2.83)     --    (3.50)
                                     --------    --------   -------   ------  ------   ------
Total Distributions.................    (0.57)      (4.42)    (2.66)   (2.87)  (3.83)   (3.62)
                                     --------    --------   -------   ------  ------   ------
Net Asset Value, End of Period......   $25.46      $24.90    $24.90   $22.69  $21.02   $19.91
                                     ========    ========   =======   ======  ======   ======
Total Return (4)....................      4.6%++     18.0%     22.2%    22.6%   25.6%     7.7%++
Net Assets, End of Period (000s).... $241,374    $122,307   $24,830   $6,369  $2,385     $130
Ratios to Average Net Assets:
  Expenses..........................     1.81%+      1.91%     2.02%    2.09%   2.21%    2.45%+
  Net investment income (loss)......     0.01%+     (0.12)%   (0.18)%   0.09%  (0.91)%  (0.50)%+
Portfolio Turnover Rate.............       39%         97%      126%     141%    159%     191%

Capital Fund

--------------------------------------------------------------------------------

                                                                  Class O Shares                         Class Y Shares
                                           ------------------------------------------------------------  --------------
                                           2001(1)       2000      1999      1998      1997      1996        2001(5)
                                           ------------------------------------------------------------  --------------
Net Asset Value, Beginning of Period......   $25.61      $25.43    $22.99    $21.23    $19.88    $18.67      $27.48
                                           --------    --------  --------  --------  --------  --------     -------
Income (Loss) From Operations:
  Net investment income...................     0.15*       0.23*     0.22*     0.21      0.05      0.13*       0.12*
  Net realized and unrealized gain (loss).     1.15        4.57      5.00      4.62      5.13      5.70       (0.70)
                                           --------    --------  --------  --------  --------  --------     -------
Total Income (Loss) From Operations.......     1.30        4.80      5.22      4.83      5.18      5.83       (0.58)
                                           --------    --------  --------  --------  --------  --------     -------
Less Distributions From:
  Net investment income...................    (0.13)      (0.20)    (0.19)    (0.24)       --     (0.15)      (0.10)
  Net realized gains......................    (0.55)      (4.42)    (2.59)    (2.83)    (3.83)    (4.47)      (0.55)
                                           --------    --------  --------  --------  --------  --------     -------
Total Distributions.......................    (0.68)      (4.62)    (2.78)    (3.07)    (3.83)    (4.62)      (0.65)
                                           --------    --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period............   $26.23      $25.61    $25.43    $22.99    $21.23    $19.88      $26.25
                                           ========    ========  ========  ========  ========  ========     =======
Total Return (4)..........................      5.2%++     19.2%     23.4%     23.8%     26.8%     33.3%       (2.0)%++
Net Assets, End of Period (000s).......... $233,751    $227,739  $215,308  $194,973  $175,470  $135,943     $39,106
Ratios to Average Net Assets:
  Expenses................................     0.67%+      0.90%     1.01%     1.08%     1.22%     1.38%       0.66%+
  Net investment income...................     1.17%+      0.84%     0.91%     0.96%     0.26%     0.67%       1.12%+
Portfolio Turnover Rate...................       39%         97%      126%      141%      159%      191%         39%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)For the period from November 1, 1996 (inception date) to December 31, 1996.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(5)For the period from January 31, 2001 (inception date) to June 30, 2001 (unaudited).
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund

--------------------------------------------------------------------------------

                                                                                                Class A Shares
                                                                                         --------------------------
                                                                                         2001(1)     2000    1999(2)
                                                                                         --------------------------
Net Asset Value, Beginning of Period....................................................  $9.37     $11.18   $10.00
                                                                                         ------     ------   ------
Income (Loss) From Operations:
  Net investment loss (3)...............................................................  (0.02)     (0.06)   (0.01)
  Net realized and unrealized gain (loss)...............................................  (0.86)     (1.73)    1.19
                                                                                         ------     ------   ------
Total Income (Loss) From Operations.....................................................  (0.88)     (1.79)    1.18
                                                                                         ------     ------   ------
Less Distributions From:
  Net realized gains....................................................................     --      (0.02)      --
  Capital...............................................................................     --      (0.00)#     --
                                                                                         ------     ------   ------
Total Distributions.....................................................................     --      (0.02)      --
                                                                                         ------     ------   ------
Net Asset Value, End of Period..........................................................  $8.49      $9.37   $11.18
                                                                                         ======     ======   ======
Total Return (4)........................................................................   (9.4)%++  (16.0)%   11.8%++
Net Assets, End of Period (000s)........................................................ $1,436     $2,199   $2,070
Ratios to Average Net Assets:
  Expenses..............................................................................   1.45%+     1.45%    1.44%+
  Net investment loss...................................................................  (0.50)%+   (0.51)%  (0.37)%+
Portfolio Turnover Rate.................................................................     17%        79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3)..................................................... $(0.06)    $(0.10)  $(0.07)
  Expense ratio.........................................................................   2.13%+     1.88%    4.02%+

Large Cap Growth Fund

--------------------------------------------------------------------------------

                                                                                                Class B Shares
                                                                                         --------------------------
                                                                                         2001(1)     2000    1999(2)
                                                                                         -------    ------   -------
Net Asset Value, Beginning of Period....................................................  $9.29     $11.17   $10.00
                                                                                         ------     ------   ------
Income (Loss) From Operations:
  Net investment loss (3)...............................................................  (0.05)     (0.14)   (0.02)
  Net realized and unrealized gain (loss)...............................................  (0.85)     (1.72)    1.19
                                                                                         ------     ------   ------
Total Income (Loss) From Operations.....................................................  (0.90)     (1.86)    1.17
                                                                                         ------     ------   ------
Less Distributions From:
  Net realized gains....................................................................     --      (0.02)      --
  Capital...............................................................................     --      (0.00)#     --
                                                                                         ------     ------   ------
Total Distributions.....................................................................     --      (0.02)      --
                                                                                         ------     ------   ------
Net Asset Value, End of Period..........................................................  $8.39      $9.29   $11.17
                                                                                         ======     ======   ======
Total Return (4)........................................................................   (9.7)%++  (16.6)%   11.7%++
Net Assets, End of Period (000s)........................................................ $4,883     $6,709   $6,243
Ratios to Average Net Assets:
  Expenses..............................................................................   2.20%+     2.20%    2.21%+
  Net investment loss...................................................................  (1.25)%+   (1.26)%  (1.17)%+
Portfolio Turnover Rate.................................................................     17%        79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3)..................................................... $(0.09)    $(0.18)  $(0.08)
  Expense ratio.........................................................................   2.87%+     2.63%    4.73%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from October 25, 1999 (inception date) to December 31, 1999.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund

--------------------------------------------------------------------------------

                                                                                                     Class 2 Shares
                                                                                              --------------------------
                                                                                              2001(1)     2000    1999(2)
                                                                                              -------    ---------------
Net Asset Value, Beginning of Period.........................................................  $9.30     $11.16   $10.00
                                                                                              ------     ------   ------
Income (Loss) From Operations:
  Net investment loss (3)....................................................................  (0.05)     (0.14)   (0.02)
  Net realized and unrealized gain (loss)....................................................  (0.86)     (1.70)    1.18
                                                                                              ------     ------   ------
Total Income (Loss) From Operations..........................................................  (0.91)     (1.84)    1.16
                                                                                              ------     ------   ------
Less Distributions From:
  Net realized gains.........................................................................     --      (0.02)      --
  Capital....................................................................................     --      (0.00)#     --
                                                                                              ------     ------   ------
Total Distributions..........................................................................     --      (0.02)      --
                                                                                              ------     ------   ------
Net Asset Value, End of Period...............................................................  $8.39      $9.30   $11.16
                                                                                              ======     ======   ======
Total Return (4).............................................................................   (9.8)%++  (16.5)%   11.6%++
Net Assets, End of Period (000s)............................................................. $2,521     $2,362   $1,234
Ratios to Average Net Assets:
  Expenses...................................................................................   2.20%+     2.20%    2.19%+
  Net investment loss........................................................................  (1.26)%+   (1.27)%  (1.14)%+
Portfolio Turnover Rate......................................................................     17%        79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3).......................................................... $(0.08)    $(0.18)  $(0.08)
  Expense ratio..............................................................................   2.87%+     2.63%    4.71%+

Large Cap Growth Fund

--------------------------------------------------------------------------------

                                                                                                     Class O Shares
                                                                                              --------------------------
                                                                                              2001(1)     2000    1999(5)
                                                                                              -------    ---------------
Net Asset Value, Beginning of Period.........................................................  $9.40     $11.18   $10.00
                                                                                              ------     ------   ------
Income (Loss) From Operations:
  Net investment loss (3)....................................................................  (0.01)     (0.03)   (0.00)#
  Net realized and unrealized gain (loss)....................................................  (0.86)     (1.73)    1.18
                                                                                              ------     ------   ------
Total Income (Loss) From Operations..........................................................  (0.87)     (1.76)    1.18
                                                                                              ------     ------   ------
Less Distributions From:
  Net realized gains.........................................................................     --      (0.02)      --
  Capital....................................................................................     --      (0.00)#     --
                                                                                              ------     ------   ------
Total Distributions..........................................................................     --      (0.02)      --
                                                                                              ------     ------   ------
Net Asset Value, End of Period...............................................................  $8.53      $9.40   $11.18
                                                                                              ======     ======   ======
Total Return (4).............................................................................   (9.3)%++  (15.7)%   11.8%++
Net Assets, End of Period (000s)............................................................. $1,472     $1,626   $1,917
Ratios to Average Net Assets:
  Expenses...................................................................................   1.20%+     1.20%    1.21%+
  Net investment loss........................................................................  (0.26)%+   (0.25)%  (0.11)%+
Portfolio Turnover Rate......................................................................     17%        79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3).......................................................... $(0.04)    $(0.07)  $(0.07)
  Expense ratio..............................................................................   1.88%+     1.62%    3.88%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from October 25, 1999 (inception date) to December 31, 1999.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(5)For the period from October 26, 1999 (inception date) to December 31, 1999. # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund

--------------------------------------------------------------------------------

                                                                Class A Shares
                                           --------------------------------------------------------
                                           2001(1)       2000     1999     1998     1997     1996
                                           --------------------------------------------------------
Net Asset Value, Beginning of Period......   $20.41      $20.70   $22.04   $21.11   $18.89   $16.62
                                           --------     -------  -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income...................     0.08*       0.18*    0.21*    0.19     0.16     0.19
  Net realized and unrealized gain (loss).    (0.24)       2.80     2.29     2.91     4.64     4.63
                                           --------     -------  -------  -------  -------  -------
Total Income (Loss) From Operations.......    (0.16)       2.98     2.50     3.10     4.80     4.82
                                           --------     -------  -------  -------  -------  -------
Less Distributions From:
  Net investment income...................    (0.07)      (0.19)   (0.13)   (0.17)   (0.21)   (0.22)
  Net realized gains......................    (0.42)      (3.08)   (3.71)   (2.00)   (2.37)   (2.33)
                                           --------     -------  -------  -------  -------  -------
Total Distributions.......................    (0.49)      (3.27)   (3.84)   (2.17)   (2.58)   (2.55)
                                           --------     -------  -------  -------  -------  -------
Net Asset Value, End of Period............   $19.76      $20.41   $20.70   $22.04   $21.11   $18.89
                                           ========     =======  =======  =======  =======  =======
Total Return (2)..........................     (0.8)%++    14.9%    11.5%    15.2%    26.2%    30.3%
Net Assets, End of Period (000s).......... $129,059     $72,445  $32,817  $50,953  $57,105  $10,905
Ratios to Average Net Assets:
  Expenses................................     1.05%+      1.00%    0.87%    0.88%    0.95%    1.06%
  Net investment income (loss)............    (0.77)%+     0.85%    0.90%    0.87%    0.86%    0.94%
Portfolio Turnover Rate...................       17%         75%      66%      74%      62%      58%

Investors Value Fund
---------------------------------------------------------------------------------------------------
                                                                Class B Shares
                                           --------------------------------------------------------
                                           2001(1)       2000     1999     1998     1997     1996
                                           --------------------------------------------------------
Net Asset Value, Beginning of Period......   $20.09      $20.43   $21.87   $21.00   $18.86   $16.61
                                           --------     -------  -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income (loss)............    (0.01)*      0.02*    0.04*    0.05     0.04     0.08
  Net realized and unrealized gain (loss).    (0.22)       2.77     2.26     2.85     4.58     4.60
                                           --------     -------  -------  -------  -------  -------
Total Income (Loss) From Operations.......    (0.23)       2.79     2.30     2.90     4.62     4.68
                                           --------     -------  -------  -------  -------  -------
Less Distributions From:
  Net investment income...................    (0.01)      (0.05)   (0.03)   (0.03)   (0.11)   (0.10)
  Net realized gains......................    (0.42)      (3.08)   (3.71)   (2.00)   (2.37)   (2.33)
                                           --------     -------  -------  -------  -------  -------
Total Distributions.......................    (0.43)      (3.13)   (3.74)   (2.03)   (2.48)   (2.43)
                                           --------     -------  -------  -------  -------  -------
Net Asset Value, End of Period............   $19.43      $20.09   $20.43   $21.87   $21.00   $18.86
                                           ========     =======  =======  =======  =======  =======
Total Return (2)..........................     (1.2)%++    14.2%    10.6%    14.3%    25.3%    29.2%
Net Assets, End of Period (000s)..........  $84,820     $80,960  $81,759  $75,189  $49,786   $9,433
Ratios to Average Net Assets:
  Expenses................................     1.90%+      1.73%    1.61%    1.63%    1.70%    1.82%
  Net investment income (loss)............    (0.12)%+     0.12%    0.16%    0.18%    0.12%    0.21%
Portfolio Turnover Rate...................       17%         75%      66%      74%      62%      58%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund

--------------------------------------------------------------------------------

                                                               Class 2 Shares
                                           ------------------------------------------------------
                                           2001(1)      2000     1999    1998(2)   1997     1996
                                           ------------------------------------------------------
Net Asset Value, Beginning of Period......  $20.13      $20.46   $21.88   $21.01   $18.86  $16.61
                                           -------     -------  -------  -------  -------  ------
Income (Loss) From Operations:
  Net investment income (loss)............   (0.01)*      0.02*    0.03*    0.05     0.04    0.07
  Net realized and unrealized gain (loss).   (0.21)       2.78     2.30     2.84     4.59    4.60
                                           -------     -------  -------  -------  -------  ------
Total Income (Loss) From Operations.......   (0.22)       2.80     2.33     2.89     4.63    4.67
                                           -------     -------  -------  -------  -------  ------
Less Distributions From:
  Net investment income...................   (0.01)      (0.05)   (0.04)   (0.02)   (0.11)  (0.09)
  Net realized gains......................   (0.42)      (3.08)   (3.71)   (2.00)   (2.37)  (2.33)
                                           -------     -------  -------  -------  -------  ------
Total Distributions.......................   (0.43)      (3.13)   (3.75)   (2.02)   (2.48)  (2.42)
                                           -------     -------  -------  -------  -------  ------
Net Asset Value, End of Period............  $19.48      $20.13   $20.46   $21.88   $21.01  $18.86
                                           =======     =======  =======  =======  =======  ======
Total Return (3)..........................    (1.2)%++    14.2%    10.7%    14.3%    25.2%   29.3%
Net Assets, End of Period (000s).......... $48,851     $25,580  $17,883  $17,680  $11,701  $1,959
Ratios to Average Net Assets:
  Expenses................................    1.87%+      1.74%    1.61%    1.63%    1.70%   1.80%
  Net investment income (loss)............   (0.06)%+     0.11%    0.15%    0.18%    0.13%   0.23%
Portfolio Turnover Rate...................      17%         75%      66%      74%      62%     58%

Investors Value Fund

--------------------------------------------------------------------------------

                                                                   Class O Shares
                                           -------------------------------------------------------------
                                           2001(1)        2000      1999      1998      1997      1996
                                           -------------------------------------------------------------
Net Asset Value, Beginning of Period......   $20.38       $20.69    $22.05    $21.13    $18.90    $16.61
                                           --------     --------  --------  --------  --------  --------
Income (Loss) From Operations:
  Net investment income...................     0.10*        0.24*     0.26*     0.25      0.24      0.25
  Net realized and unrealized gain (loss).    (0.22)        2.80      2.31      2.90      4.60      4.62
                                           --------     --------  --------  --------  --------  --------
Total Income (Loss) From Operations.......    (0.12)        3.04      2.57      3.15      4.84      4.87
                                           --------     --------  --------  --------  --------  --------
Less Distributions From:
  Net investment income...................    (0.11)       (0.27)    (0.22)    (0.23)    (0.24)    (0.25)
  Net realized gains......................    (0.42)       (3.08)    (3.71)    (2.00)    (2.37)    (2.33)
                                           --------     --------  --------  --------  --------  --------
Total Distributions.......................    (0.53)       (3.35)    (3.93)    (2.23)    (2.61)    (2.58)
                                           --------     --------  --------  --------  --------  --------
Net Asset Value, End of Period............   $19.73       $20.38    $20.69    $22.05    $21.13    $18.90
                                           ========     ========  ========  ========  ========  ========
Total Return (3)..........................     (0.7)%++     15.2%     11.7%     15.4%     26.5%     30.6%
Net Assets, End of Period (000s).......... $695,297     $702,394  $662,248  $650,916  $608,401  $518,361
Ratios to Average Net Assets:
  Expenses................................     0.74%+       0.73%     0.63%     0.63%     0.69%     0.76%
  Net investment income...................     1.03%+       1.12%     1.16%     1.15%     1.15%     1.36%
Portfolio Turnover Rate...................       17%          75%       66%       74%       62%       58%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund

--------------------------------------------------------------------------------

                                                                                             Class A Shares
                                                                         ------------------------------------------------------
                                                                         2001(1)     2000     1999     1998     1997     1996
                                                                         ------------------------------------------------------
Net Asset Value, Beginning of Period....................................  $12.84     $12.81   $13.11   $13.13   $11.82   $10.55
                                                                         -------    -------  -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income.................................................    0.25*      0.54*    0.50*    0.56     0.55     0.54
  Net realized and unrealized gain (loss)...............................   (0.05)      0.44    (0.08)    0.26     1.65     1.35
                                                                         -------    -------  -------  -------  -------  -------
Total Income From Operations............................................    0.20       0.98     0.42     0.82     2.20     1.89
                                                                         -------    -------  -------  -------  -------  -------
Less Distributions From:
  Net investment income.................................................   (0.25)     (0.50)   (0.50)   (0.55)   (0.53)   (0.52)
  Net realized gains....................................................      --      (0.45)   (0.22)   (0.29)   (0.36)   (0.10)
                                                                         -------    -------  -------  -------  -------  -------
Total Distributions.....................................................   (0.25)     (0.95)   (0.72)   (0.84)   (0.89)   (0.62)
                                                                         -------    -------  -------  -------  -------  -------
Net Asset Value, End of Period..........................................  $12.79     $12.84   $12.81   $13.11   $13.13   $11.82
                                                                         =======    =======  =======  =======  =======  =======
Total Return (2)........................................................     1.6%++     7.9%     3.2%     6.4%    19.1%    18.3%
Net Assets, End of Period (000s)........................................ $23,544    $24,290  $35,386  $51,443  $53,024  $21,109
Ratios to Average Net Assets:
  Expenses..............................................................    0.95%+     0.95%    0.95%    0.85%    0.77%    0.75%
  Net investment income.................................................    3.91%+     4.19%    3.79%    4.17%    4.29%    4.81%
Portfolio Turnover Rate.................................................      33%        28%      34%      63%      70%      76%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share.......................................   $0.24*     $0.51*   $0.47*   $0.51    $0.49    $0.44
  Expense ratio.........................................................    1.16%+     1.18%    1.17%    1.17%    1.24%    1.61%

Balanced Fund

--------------------------------------------------------------------------------

                                                                                              Class B Shares
                                                                         -------------------------------------------------------
                                                                         2001(1)     2000     1999      1998     1997     1996
                                                                         -------------------------------------------------------
Net Asset Value, Beginning of Period....................................  $12.77     $12.76   $13.08    $13.12   $11.82   $10.54
                                                                         -------    -------  -------  --------  -------  -------
Income (Loss) From Operations:
  Net investment income.................................................    0.20*      0.44*    0.40*     0.45     0.45     0.45
  Net realized and unrealized gain (loss)...............................   (0.04)      0.44    (0.08)     0.26     1.65     1.35
                                                                         -------    -------  -------  --------  -------  -------
Total Income From Operations............................................    0.16       0.88     0.32      0.71     2.10     1.80
                                                                         -------    -------  -------  --------  -------  -------
Less Distributions From:
  Net investment income.................................................   (0.21)     (0.42)   (0.42)    (0.46)   (0.44)   (0.42)
  Net realized gains....................................................      --      (0.45)   (0.22)    (0.29)   (0.36)   (0.10)
                                                                         -------    -------  -------  --------  -------  -------
Total Distributions.....................................................   (0.21)     (0.87)   (0.64)    (0.75)   (0.80)   (0.52)
                                                                         -------    -------  -------  --------  -------  -------
Net Asset Value, End of Period..........................................  $12.72     $12.77   $12.76    $13.08   $13.12   $11.82
                                                                         =======    =======  =======  ========  =======  =======
Total Return (2)........................................................     1.2%++     7.1%     2.4%      5.5%    18.2%    17.4%
Net Assets, End of Period (000s)........................................ $68,798    $73,311  $97,656  $120,816  $87,549  $28,043
Ratios to Average Net Assets:
  Expenses..............................................................    1.70%+     1.70%    1.70%     1.60%    1.52%    1.50%
  Net investment income.................................................    3.16%+     3.43%    3.03%     3.41%    3.54%    4.06%
Portfolio Turnover Rate.................................................      33%        28%      34%       63%      70%      76%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share.......................................   $0.19*     $0.41*   $0.37*    $0.41    $0.39    $0.36
  Expense ratio.........................................................    1.91%+     1.93%    1.92%     1.92%    1.99%    2.36%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 + Total is not annualized, as it may not be representative of the total return for the year.
 ++Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund

--------------------------------------------------------------------------------

                                                                                             Class 2 Shares
                                                                         -----------------------------------------------------
                                                                         2001(1)     2000     1999    1998(2)   1997     1996
                                                                         -----------------------------------------------------
Net Asset Value, Beginning of Period....................................  $12.81     $12.79   $13.11   $13.15   $11.85  $10.56
                                                                         -------    -------  -------  -------  -------  ------
Income (Loss) From Operations:
  Net investment income.................................................    0.20*      0.44*    0.41*    0.45     0.45    0.46
  Net realized and unrealized gain (loss)...............................   (0.05)      0.45    (0.09)    0.26     1.65    1.35
                                                                         -------    -------  -------  -------  -------  ------
Total Income From Operations............................................    0.15       0.89     0.32     0.71     2.10    1.81
                                                                         -------    -------  -------  -------  -------  ------
Less Distributions From:
  Net investment income.................................................   (0.21)     (0.42)   (0.42)   (0.46)   (0.44)  (0.42)
  Net realized gains....................................................      --      (0.45)   (0.22)   (0.29)   (0.36)  (0.10)
                                                                         -------    -------  -------  -------  -------  ------
Total Distributions.....................................................   (0.21)     (0.87)   (0.64)   (0.75)   (0.80)  (0.52)
                                                                         -------    -------  -------  -------  -------  ------
Net Asset Value, End of Period..........................................  $12.75     $12.81   $12.79   $13.11   $13.15  $11.85
                                                                         =======    =======  =======  =======  =======  ======
Total Return (3)........................................................     1.2%++     7.2%     2.4%     5.5%    18.1%   17.5%
Net Assets, End of Period (000s)........................................ $15,163    $15,496  $21,030  $29,458  $21,085  $3,445
Ratios to Average Net Assets:
  Expenses..............................................................    1.70%+     1.70%    1.70%    1.60%    1.52%   1.50%
  Net investment income.................................................    3.16%+     3.45%    3.04%    3.41%    3.52%   4.07%
Portfolio Turnover Rate.................................................      33%        28%      34%      63%      70%     76%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share.......................................   $0.19*     $0.41*   $0.38*   $0.41    $0.39   $0.36
  Expense ratio.........................................................    1.91%+     1.94%    1.92%    1.92%    1.99%   2.36%

Balanced Fund

--------------------------------------------------------------------------------

                                                                                                Class O Shares
                                                                               ------------------------------------------------
                                                                               2001(1)    2000    1999    1998    1997    1996
                                                                               ------------------------------------------------
Net Asset Value, Beginning of Period.......................................... $12.91    $12.88  $13.18  $13.20  $11.88  $10.57
                                                                               ------    ------  ------  ------  ------  ------
Income (Loss) From Operations:
  Net investment income.......................................................   0.27*     0.58*   0.54*   0.59    0.59    0.57
  Net realized and unrealized gain (loss).....................................  (0.04)     0.43   (0.09)   0.26    1.65    1.39
                                                                               ------    ------  ------  ------  ------  ------
Total Income From Operations..................................................   0.23      1.01    0.45    0.85    2.24    1.96
                                                                               ------    ------  ------  ------  ------  ------
Less Distributions From:
  Net investment income.......................................................  (0.27)    (0.53)  (0.53)  (0.58)  (0.56)  (0.55)
  Net realized gains..........................................................     --     (0.45)  (0.22)  (0.29)  (0.36)  (0.10)
                                                                               ------    ------  ------  ------  ------  ------
Total Distributions...........................................................  (0.27)    (0.98)  (0.75)  (0.87)  (0.92)  (0.65)
                                                                               ------    ------  ------  ------  ------  ------
Net Asset Value, End of Period................................................ $12.87    $12.91  $12.88  $13.18  $13.20  $11.88
                                                                               ======    ======  ======  ======  ======  ======
Total Return (3)..............................................................    1.7%++    8.1%    3.4%    6.6%   19.3%   19.0%
Net Assets, End of Period (000s).............................................. $1,183    $1,504  $1,460  $1,523  $1,227    $213
Ratios to Average Net Assets:
  Expenses....................................................................   0.70%+    0.70%   0.70%   0.60%   0.52%   0.50%
  Net investment income.......................................................   4.14%+    4.45%   4.00%   4.41%   4.60%   5.13%
Portfolio Turnover Rate.......................................................     33%       28%     34%     63%     70%     76%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share.............................................  $0.25*    $0.55*  $0.51*  $0.55   $0.53   $0.47
  Expense ratio...............................................................   0.91%+    0.93%   0.92%   0.92%   1.00%   1.36%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048
CUSTODIANS
    PNC Bank, National Association
    200 Stevens Drive
    Suite 440
    Lester, Pennsylvania 19113
    Chase Manhattan Bank, N.A.
    4 Chase Metro Tech Center
    18th Floor
    Brooklyn, New York 11245
DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9764
    Providence, Rhode Island 02940-9764
LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017
INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Inc.
ANDREW L. BREECH*,***
    President, Dealer Operating Control Service Inc.
CAROL L. COLMAN
    Consultant, Colman Consulting
DANIEL P. CRONIN**
    Associate, General Counsel,
    Pfizer International Inc.
WILLIAM R. DILL*,***
    Consultant; formerly President, Boston Architectural Center; formerly President, Anna Maria College
HEATH B. MCLENDON
    Chairman and President, Managing Director,
    Salomon Smith Barney Inc.; President and Director,
    Smith Barney Fund Management LLC and Travelers
    Investment Adviser, Inc.
CLIFFORD M. KIRTLAND, JR.*,***
    Member of the Advisory Committee, Noro-Moseley
    Partners; formerly Director, Oxford Industries, Inc., Shaw Industries Inc., Graphic Industries, Inc. and CSX Corp.; formerly Chairman, Cox Communications, Inc.
ROBERT W. LAWLESS*,***
    President and Chief Executive Officer, University of Tulsa; formerly President and Chief Executive Officer, Texas Tech University and Tech University Health
    Sciences Center
LOUIS P. MATTIS*,***
    Consultant; formerly Chairman and President, Sterling
    Winthrop Inc.
THOMAS F. SCHLAFLY*,***
    Of counsel to Blackwell Sanders Peper Martin LLP (law firm), President, The Saint Louis Brewery, Inc.

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROBERT E. AMODEO**
    Executive Vice President
JAMES E. CRAIGE**
    Executive Vice President
JOHN B. CUNNINGHAM*
    Executive Vice President
THOMAS K. FLANAGAN**
    Executive Vice President
ROGER LAVAN**
    Executive Vice President
ROSS S. MARGOLIES**,***
    Executive Vice President
MARK MCALLISTER*
    Executive Vice President
MAUREEN O'CALLAGHAN**
    Vice President
DAVID J. SCOTT**
    Executive Vice President
BETH A. SEMMEL**
    Vice President
PETER J. WILBY**
    Executive Vice President
GEORGE J. WILLIAMSON**
    Executive Vice President
THOMAS A. CROAK**
    Vice President
ROBERT M. DONAHUE**,***
    Vice President
NANCY A. NOYES**
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

--------------------------------------------
  *Salomon Brothers Investors Value Fund Inc only
 **Salomon Brothers Series Funds Inc only
***Salomon Brothers Capital Fund Inc only

[LOGO] Salomon Brothers
Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048
SBSEQSEMI 6/01